EXHIBIT 4.2.5

              FORM OF STANDARD TERMS AND CONDITIONS OF POOLING
                   AND SERVICING AND REFERENCE AGREEMENT
         (REMIC, FIXED/FLOATING RATE CERTIFICATES, MORTGAGE LOANS)

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                         GS MORTGAGE SECURITIES CORP.,

                                   Depositor

                           [NAME OF MASTER SERVICER]

                                Master Servicer

                                      and

                              [NAME OF TRUSTEE],

                                    Trustee

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                         STANDARD TERMS AND PROVISIONS

                                      OF

                             POOLING AND SERVICING

                       Dated as of ____________ 1, 200_

                                  relating to

                  CONDUIT MORTGAGE PASS-THROUGH CERTIFICATES

                                  ----------

                                      and

                              REFERENCE AGREEMENT

                       Dated as of _____________ 1, 200_

                                  relating to

          CONDUIT MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 200_-__

                         Adjustable Pass-Through Rate

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

                                                   TABLE OF CONTENTS

                                                                                                                Page
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
ARTICLE I DEFINITIONS.............................................................................................1
ARTICLE II CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES..........................................26
   SECTION 2.01.         Conveyance of Mortgage Loans............................................................26
   SECTION 2.02.         Acceptance by Trustee...................................................................28
   SECTION 2.03.         Representations, Warranties and Covenants of the Master Servicer........................30
   SECTION 2.04.         Representations, Warranties and Covenants of the Depositor as to the Mortgage Loans.....33
   SECTION 2.05.         Representations and Warranties of Servicers.............................................35
   SECTION 2.06.         Assignment of Rights under Warranty and Servicing Agreements............................36
 ARTICLE III ADMINISTRATION AND SERVICING OF MORTGAGE LOANS.......................................................36
   SECTION 3.01.         Master Servicer to Act as Servicer......................................................36
   SECTION 3.02.         Enforcement of the Obligations of Servicers.............................................38
   SECTION 3.03.         Successor Servicers.....................................................................38
   SECTION 3.04.         Termination of the Rights of Servicers..................................................39
   SECTION 3.05.         Liability of the Master Servicer........................................................39
   SECTION 3.06.         Rights of the Depositor and the Trustee in Respect of the Master Servicer...............39
   SECTION 3.07.         Trustee to Act as Master Servicer.......................................................40
   SECTION 3.08.         Collection of Mortgage Loan Payments; Certificate Account...............................40
   SECTION 3.09.         Servicing Accounts......................................................................42
   SECTION 3.10.         Collection of Taxes, Assessments and Similar Items; Escrow Accounts.....................43
   SECTION 3.11.         Access to Certain Documentation and Information Regarding the Mortgage Loans............44
   SECTION 3.12.         Permitted Withdrawals from the Certificate Account......................................44
   SECTION 3.13.         Maintenance of the Primary Mortgage Insurance Policies; Collections Thereunder..........46
   SECTION 3.14.         Maintenance of Hazard Insurance and Other Insurance.....................................47
   SECTION 3.15.         Enforcement of Due-On-Sale Clauses; Assumption Agreements...............................48
   SECTION 3.16.         Realization Upon Defaulted Mortgage Loans...............................................49
   SECTION 3.17.         Trustee to Cooperate; Release of Mortgage Files.........................................51
   SECTION 3.18.         Documents, Records and Funds in Possession of MasterServicer to be Held
                         for the Depositor and the Trustee for the Benefit of the Subsidiary
                         Trust Certificateholders................................................................52
   SECTION 3.19.         Servicing Compensation..................................................................52
   SECTION 3.20.         Reports to the Depositor; Certificate Account Statements................................53
   SECTION 3.21.         Annual Statement as to Compliance.......................................................53
   SECTION 3.22.         Annual Independent Public Accountants' Servicing Report.................................54
   SECTION 3.23.         [Not Applicable]........................................................................54
   SECTION 3.24.         [Not Applicable]........................................................................54
   SECTION 3.25.         [Not Applicable]........................................................................54
   SECTION 3.26.         [Not Applicable]........................................................................54
ARTICLE IV ADVANCES BY THE MASTER SERVICER.......................................................................54
   SECTION 4.01.         Monthly Advances........................................................................54
   SECTION 4.02.         Advances for Attorneys' Fees............................................................55
   SECTION 4.03.         Advances for Amounts Collected by Servicer but Not Remitted.............................55
   SECTION 4.04.         Nonrecoverable Advances.................................................................56
   SECTION 4.05.         Advances for Additional Interest in Connection with Principal Prepayments...............56
   SECTION 4.06.         [Not Applicable]........................................................................57
ARTICLE V THE CERTIFICATES.......................................................................................57
   SECTION 5.01.         The Certificates........................................................................57
   SECTION 5.02.         Registration of Transfer and Exchange of Certificates...................................57
   SECTION 5.03.         Mutilated, Destroyed, Lost or Stolen Certificates.......................................58
   SECTION 5.04.         Persons Deemed Owners...................................................................58
   SECTION 5.05.         Access to List of Certificateholders' Names and Addresses...............................58
   SECTION 5.06.         Maintenance of Office or Agency.........................................................59
ARTICLE VI THE DEPOSITOR AND THE MASTER SERVICER.................................................................59
   SECTION 6.01.         Respective Liabilities of the Depositor and the Master Servicer.........................59
   SECTION 6.02.         Merger or Consolidation of the Depositor or the Master Servicer.........................59
   SECTION 6.03.         Limitation on Liability of the Depositor, the Master Servicer and Others................60
   SECTION 6.04.         Master Servicer Not to Resign...........................................................61
   SECTION 6.05.         Errors and Omissions Insurance; Fidelity Bonds..........................................61
ARTICLE VII DEFAULT..............................................................................................61
   SECTION 7.01.         Events of Default.......................................................................62
   SECTION 7.02.         Trustee to Act; Appointment of Successor................................................63
   SECTION 7.03.         Notification to Certificateholders......................................................64
ARTICLE VIII CONCERNING THE TRUSTEE..............................................................................64
   SECTION 8.01.         Duties of Trustee.......................................................................64
   SECTION 8.02.         Certain Matters Affecting the Trustee...................................................65
   SECTION 8.03.         Trustee Not Liable for Mortgage Loans...................................................66
   SECTION 8.04.         Trustee May Own Certificates............................................................66
   SECTION 8.05.         Master Servicer to Pay Trustee's Fees and Expenses......................................66
   SECTION 8.06.         Eligibility Requirements for Trustee....................................................67
   SECTION 8.07.         Resignation and Removal of Trustee......................................................67
   SECTION 8.08.         Successor Trustee.......................................................................68
   SECTION 8.09.         Merger or Consolidation of Trustee......................................................68
   SECTION 8.10.         Appointment of Authenticating Agent.....................................................69
   SECTION 8.11.         Appointment of Co-Trustee or Separate Trustee...........................................70
   SECTION 8.12.         [Not Applicable]........................................................................71
ARTICLE IX TERMINATION...........................................................................................71
   SECTION 9.01.         Termination upon Liquidation or Repurchase of all Mortgage Loans........................71
   SECTION 9.02.         Final Distribution on the Certificates..................................................72
ARTICLE X MISCELLANEOUS PROVISIONS...............................................................................73
   SECTION 10.01.         Amendment..............................................................................73
   SECTION 10.02.         Recordation of Agreement; Counterparts.................................................73
   SECTION 10.03.         Governing Law..........................................................................73
   SECTION 10.04.         Intention of Parties...................................................................74
   SECTION 10.05.         Notices................................................................................74
   SECTION 10.06.         Severability of Provisions.............................................................74
   SECTION 10.07.         Assignment.............................................................................74
   SECTION 10.08.         Limitation on Rights of Certificateholders.............................................75
   SECTION 10.09.         Inspection and Audit Rights............................................................75
   SECTION 10.10.         Certificates Nonassessable and Fully Paid..............................................76
ARTICLE XI CONVEYANCE OF TRUST FUNDS; DESCRIPTION OF THE CERTIFICATES............................................76
   SECTION 11.01.         Designation............................................................................76
   SECTION 11.02.         Conveyance of Trust Funds; Issuance of Certificates....................................76
   SECTION 11.03.         Delivery of Documents..................................................................77
   SECTION 11.04.         Denominations..........................................................................80
   SECTION 11.05.         Scheduled Principal Balance............................................................81
   SECTION 11.06.         Distribution...........................................................................81
   SECTION 11.07.         Place and Notice for Final Distribution on Certificates................................81
   SECTION 11.08.         Distribution Date......................................................................81
   SECTION 11.09.         Mortgage Loans.........................................................................81
   SECTION 11.10.         Forms Generally........................................................................81
   SECTION 11.11.         Optional Termination...................................................................82
   SECTION 11.12.         Substitution...........................................................................82
   SECTION 11.13.         Wire Transfer Eligibility..............................................................82
   SECTION 11.14.         Required Rating........................................................................83
   SECTION 11.15.         Servicing Compensation.................................................................83
   SECTION 11.16.         Cut-off Date...........................................................................83
   SECTION 11.17.         Certificate Registrar..................................................................83
   SECTION 11.18.         [Not Applicable].......................................................................83
   SECTION 11.19.         Paying Agent...........................................................................83
   SECTION 11.20.         Restrictions on Transfer of Certificates...............................................83
   SECTION 11.21.         Monthly Advances.......................................................................85
   SECTION 11.22.         REMIC Election.........................................................................86
ARTICLE XII [Not Applicable].....................................................................................87
ARTICLE XIII PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS.......................................................87
   SECTION 13.01.         Accounts...............................................................................87
   SECTION 13.02.         Distributions..........................................................................88
   SECTION 13.03.         Subordination; Priority of Distributions...............................................89
   SECTION 13.04.         Monthly Statements to Certificateholders...............................................91
ARTICLE XIV ADDITIONAL REPRESENTATIONS AND WARRANTIES............................................................93
   SECTION 14.01.         Individual Mortgage Loans..............................................................93
   SECTION 14.02.         Subsidiary Regular Interests...........................................................99
   SECTION 14.03.         Conversion of Mortgage Loans..........................................................100
ARTICLE XV OPTIONAL TERMINATION.................................................................................101
   SECTION 15.01.         Purchase of Mortgage Loans in the Subsidiary Trust Fund...............................101
   SECTION 15.02.         Purchase of Subsidiary Regular Interest Certificates in the Master Trust Fund.........101
   SECTION 15.03.         Procedure Upon Optional Termination...................................................102
   SECTION 15.04.         Additional Termination Requirements...................................................102
ARTICLE XVI ADDITIONAL PROVISIONS...............................................................................103
   SECTION 16.01.         Amendment.............................................................................103
   SECTION 16.02.         Recordation of Agreement..............................................................104
   SECTION 16.03.         Intention of the Parties..............................................................104

         THESE STANDARD TERMS AND PROVISIONS OF POOLING AND SERVICING and REFERENCE AGREEMENT, are each dated as of _____________ 1, 200_, among GS Mortgage Securities Corp., depositor (the "Depositor"), [ ], as master servicer (the "Master Servicer"), and [ ], as trustee (the "Trustee"), and together shall constitute one and the same agreement. The Depositor has purchased from the Master Servicer and is the owner of the Mortgage Loans (as hereinafter defined) and the other property being conveyed by it to the Trustee in its capacity as trustee of the Subsidiary Trust Fund (as hereinafter defined) and, in accordance with this Agreement, will become the owner of the Subsidiary Regular Interests (as hereinafter defined) and the other property being conveyed by it to the Trustee in its capacity as trustee of the Master Trust Fund (as hereinafter defined) and has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Subsidiary Trust Fund and the Master Trust Fund. All covenants and agreements made by the Depositor and the Master Servicer herein are for the benefit and security of the Certificateholders. The Depositor is entering into this Agreement, and the Trustee is accepting the trusts created hereby and thereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

                        W I T N E S S E T H  T H A T:

         In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer and the Trustee agree as follows:

                       STANDARD TERMS AND PROVISIONS
                          OF POOLING AND SERVICING

                                 ARTICLE I

                                DEFINITIONS

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         *Adjustment Date: As to each Mortgage Loan, the date on which the Mortgage Rate adjusts.

         *Administrative Fee:  [Not Applicable]

         *Agreement: This Standard Terms and Provisions of Pooling and Servicing and Reference Agreement and any and all amendments or supplements hereto or thereto.

         *Alternative Credit Support:  [Not Applicable]

         *Appraised Value: The appraised value of the Mortgaged Property based upon the appraisal made for the originator at the time of the origination of the related Mortgage Loan, or the sales price of the Mortgaged Property at the time of such origination, whichever is less, or with respect to any Mortgage Loan that represents a refinancing, the appraised value of the Mortgaged Property based upon the appraisal made at the time of such refinancing.


--------
* Definitions from Standard Terms and Provisions.


         *Authenticating Agent: The Authenticating Agent appointed pursuant to Section 8.10 hereof and identified in Section 11.18 of the Reference Agreement, which is authorized by the Trustee to act on behalf of the Trustee to authenticate the Certificates. The Authenticating Agent may be the Depositor or any Person directly or indirectly controlling or controlled by or under common control with the Depositor.

         Basis Limited Price: As to each Mortgage Loan, the subsidiary trust's adjusted federal income tax basis in such Mortgage Loan on the date such Mortgage Loan is to be sold by the subsidiary trust, together with unpaid accrued interest thereon, if any, from the Due Date as to which interest was last paid by the Mortgagor to the first day of the month following the month of purchase at the applicable Subsidiary Pass-Through Rate and less any Monthly Advances made by the Master Servicer with respect to any such Mortgage Loan.

         *Business Day: Any date other than (i) a Saturday or a Sunday, or
(ii) a day on which banking institutions in [name of state] are authorized or obligated by law or executive order to be closed.

         *Buydown Funds:  [Not Applicable]

         *Buydown Mortgage Loan:  [Not Applicable]

         *Certificate: Any one of the certificates evidencing a beneficial interest in the Subsidiary Trust Fund or the Master Trust Fund executed by the Depositor and authenticated by or on behalf of the Trustee for the benefit of the Certificateholders of the applicable Trust Fund in substantially the form or forms attached as Exhibits hereto. The Certificates may be issued in such Classes or Subclasses and with such characteristics as are specified in the applicable Reference Agreement.

         *Certificate Account: The separate trust account or accounts created and maintained by the Master Servicer pursuant to Section 3.08, in the name of the Trustee for the benefit of holders of interests in the Subsidiary Trust Fund for deposit of payments and collections in respect of the Mortgage Loans pursuant to Section 3.08 hereof, which account or accounts must be an Eligible Account or Accounts.

         Certificate Principal Balance: Any or all of the Class A
Certificate Principal Balance, the Class B-1 Certificate Principal Balance, or the Class B-2 Certificate Principal Balance as applicable.

         *Certificate Register and Certificate Registrar: Respectively, the register maintained pursuant to Section 5.02 hereof and the registrar appointed and identified in Section 11.17 of the Reference Agreement.

         *Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of determining Voting Rights, any Certificate registered in the name of the Depositor or the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such consent has been obtained.

         *Class: With respect to a Series of Certificates, all of the Certificates of such Series designated in the applicable Reference Agreement as a class.

         Class A Certificate: A Certificate designated as a Class A Certificate executed by or on behalf of the Depositor and authenticated by or on behalf of the Trustee in substantially the form set forth in Exhibit A hereto.

         Class A Certificate Principal Balance: On any Distribution Date, the Initial Class A Certificate Principal Balance less the sum of (A) all amounts previously distributed to holders of Class A Certificates on previous Distribution Dates on account of amounts described in clauses
(y)(iii)-(v), inclusive, of the definition of Class A Distribution, and (B) all amounts of Realized Losses allocated to the Class A Certificates pursuant to Section 13.03 of the Reference Agreement. For purposes of determining whether amounts calculated pursuant to such clauses
(y)(iii)-(v), inclusive, were actually distributed on any particular Distribution Date, the distribution on any such Distribution Date to holders of Class A Certificates shall be allocated first to the interest requirement calculated pursuant to clause (y)(i) thereof, second to any balance in the Class A Interest Shortfall Account pursuant to clause
(y)(ii) thereof, third to any balance in the Class A Principal Shortfall Account in accordance with clause (y)(iii) of such definition; and fourth to the principal component of the Class A Distribution calculated pursuant to clauses (y)(iv) and (v) thereof.

         Class A Distribution: With respect to any Distribution Date, the lesser of (x) the Master Trust Fund Aggregate Distribution; and (y) the sum of:

              (i) the Class A Percentage multiplied by the aggregate for all Subsidiary Regular Interest Certificates held by the Master Trust Fund of all Subsidiary Regular Interest Interest Amounts for such Distribution Date;

              (ii) the outstanding balance of the Class A Interest Shortfall Account;

              (iii) the outstanding balance of the Class A Principal Shortfall Account;

              (iv) the Class A Percentage multiplied by the aggregate for all Subsidiary Regular Interest Certificates held by the Master Trust Fund of the Subsidiary Regular Interest Principal Amounts; and

              (v) the Class A Prepayment Percentage multiplied by the aggregate for all Subsidiary Regular Interest Certificates held by the Master Trust Fund of the Subsidiary Regular Interest
         Prepayment Amounts.

         Notwithstanding the above, at any time when the Subordinated Amount is equal to zero, the amount calculated under item (y) above shall not include any amount calculated in reference to Subsidiary Regular Interest Interest Amounts and Subsidiary Regular Interest Principal Amounts which were not actually received.

         Class A Interest Shortfall: On any Distribution Date, any excess of the amount computed pursuant to clause (y)(i) of the definition of Class A Distribution over the amount distributed to Class A Certificateholders on such Distribution Date.

         Class A Interest Shortfall Account: A ledger account established to reflect all previously due and unpaid Class A Interest Shortfall owed to the Class A Certificateholders and accrued interest thereon at the Master Pass-Through Rate. The balance in such account will be decreased on each Distribution Date by disbursements to the Class A Certificateholders of any previously due Class A Interest Shortfalls and accrued interest thereon at the Master Pass-Through Rate and increased on each Distribution Date by any new Class A Interest Shortfall allocable to the Class A Certificates and by accrued and unpaid interest on previously due and unpaid Class A Interest Shortfalls at the Master Pass-Through Rate. For purposes of determining whether previously due Class A Interest Shortfalls have been disbursed to Class A Certificateholders, distributions shall be allocated first to the interest component of the Class A Distribution calculated pursuant to clause (y)(i) thereof; second to any balance in the Class A Interest Shortfall Account in accordance with clause (y)(ii) of such definition; third to any balance in the Class A Principal Shortfall Account in accordance with clause (y)(iii) of such definition; and fourth to the principal component of the Class A Distribution calculated pursuant to clauses (y)(iv) and (v) thereof.

         Class A Percentage: At any given time, the lesser of (i) 100%, and
(ii) the percentage (expressed as a decimal and carried to six places rounded up) obtained by dividing the aggregate Class A Certificate Principal Balance by an amount equal to the aggregate of the Scheduled Principal Balances of the Subsidiary Regular Interest Certificates.

         Class A Prepayment Percentage: As to any Distribution Date to and including the Distribution Date in [month] [year], 100%. As to any Distribution Date subsequent to [month] [year] to and including the Distribution Date in [month] [year], the Class A Percentage as of such Distribution Date plus 70% of the Subordinate Prepayment Percentage for such Distribution Date, provided that prior to the Distribution Date next succeeding the first Distribution Date, if any, after [month] [year] as of which the Step-down Criteria are met, the Class A Prepayment Percentage shall be 100%. As to any Distribution Date subsequent to [month] [year] to and including the Distribution Date in [month] [year], the Class A Percentage as of such Distribution Date plus 60% of the Subordinate Prepayment Percentage for such Distribution Date, provided that prior to the Distribution Date next succeeding the first Distribution Date, if any, after [month] [year] as of which the Step-down Criteria are met, the Class A Prepayment Percentage shall be the Class A Prepayment Percentage in effect in [month] [year]. As to any Distribution Date subsequent to [month] [year], to and including the Distribution Date in [month] [year], the Class A Percentage as of such Distribution Date plus 40% of the Subordinate Prepayment Percentage for such Distribution Date, provided that prior to the Distribution Date next succeeding the first Distribution Date, if any, after [month] [year] as of which the Step-down Criteria are met, the Class A Prepayment Percentage shall be the Class A Prepayment Percentage in effect in Subordinate Prepayment Percentage for [month] [year]. As to any Distribution Date subsequent to [month] [year], to and including the Distribution Date in [month] [year], the Class A Percentage as of such Distribution Date plus 20% of the Subordinate Prepayment Percentage for such Distribution Date, provided that prior to the Distribution Date next succeeding the first Distribution Date, if any, after [month] [year] as of which the Step-down Criteria are met, the Class A Prepayment Percentage shall be the Class A Prepayment Percentage in effect in [month] [year]. As to any Distribution Date subsequent to [month] [year], the Class A Percentage as of such Distribution Date, provided that prior to the Distribution Date next succeeding the first Distribution Date, if any, after [month] [year] as of which the Step-down Criteria are met, the Class A Prepayment Percentage shall be the Class A Prepayment Percentage in effect in [month] [year]. The foregoing is subject to the following: (i) if the distribution on any Distribution Date of the Class A Prepayment Percentage of the Subsidiary Regular Interest Prepayment Amounts related to Principal Prepayments received in the prior month to holders of Class A Certificates would reduce the Class A Certificate Principal Balance below zero, the Class A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Class A Certificate Principal Balance to zero and thereafter the Class A Prepayment Percentage shall be zero and
(ii) if the Class A Percentage as of any Distribution Date is greater than the initial Class A Percentage, the Class A Prepayment Percentage for such Distribution Date shall be 100%.

         Class A Principal Shortfall: On any Distribution Date, the excess of the Class A Shortfall over the Class A Interest Shortfall.

         Class A Principal Shortfall Account: A ledger account established to reflect all previously due and unpaid Class A Principal Shortfalls owed to the Class A Certificateholders. The balance in such account will be decreased on each Distribution Date by disbursements to the Class A Certificateholders of any previously due Class A Principal Shortfalls and increased on each Distribution Date by any new Class A Principal Shortfall allocable to the Class A Certificates. For purposes of determining whether previously due Class A Principal Shortfalls have been disbursed to Class A Certificateholders, distributions shall be allocated first to the interest component of the Class A Distribution calculated pursuant to clause (y)(i) thereof; second to any balance in the Class A Interest Shortfall Account in accordance with clause (y)(ii) of such definition; third to any balance in the Class A Principal Shortfall Account in accordance with clause (y)(iii) of such definition; and fourth to the principal component of the Class A Distribution calculated pursuant to clauses (y)(iv) and (v) thereof.

         Class A Shortfall: On any Distribution Date, any excess of the amount computed pursuant to clause (y) of the definition of Class A Distribution over the amount distributed to Class A Certificateholders on such Distribution Date. The Shortfall is comprised of the Class A Interest Shortfall and the Class A Principal Shortfall.

         Class B Certificate: Any one of the Class B-1 Certificates or Class B-2 Certificates.

         Class B-1 Certificate: A Certificate designated as a Class B-1 Certificate, which collectively shall be a subclass of the Class B Certificates, executed by or on behalf of the Depositor and authenticated by or on behalf of the Trustee in substantially the form set forth in Exhibit B hereto.

         Class B-1 Certificate Principal Balance: On any Distribution Date, the Initial Class B-1 Certificate Principal Balance less the sum of (A) all amounts previously distributed to holders of Class B-1 Certificates on previous Distribution Dates on account of amounts described in clauses
(I)(y)(iii)-(v), inclusive, of the definition of Class B-1 Distribution, and (B) all amounts of Realized Losses allocated to the Class B-1 Certificates pursuant to Section 13.03 of the Reference Agreement. For purposes of determining whether amounts (I)(y)(iii)-(v), inclusive, were actually distributed on any particular Distribution Date, the distribution on any such Distribution Date to holders of Class B-1 Certificates shall be allocated first to the interest requirement calculated pursuant to clause
(I)(y)(i) thereof, second to any balance in the Class B-1 Interest Shortfall Account pursuant to clause (I)(y)(ii) thereof, third to any balance in the Class B-1 Principal Shortfall Account in accordance with clause (I)(y)(iii) of such definition; and fourth to the principal component of the Class B-1 Distribution calculated pursuant to clauses
(I)(y)(iv) and (v) thereof.

         Class B-1 Distribution: On any Distribution Date, an amount equal to the lesser of (x) the Master Trust Fund Aggregate Distribution on such Distribution Date reduced by the Class A Distribution on such Distribution Date, and (y) the sum of:

              (i) the Class B-1 Percentage multiplied by the aggregate for all Subsidiary Regular Interest Certificates held by the Master Trust Fund of all Subsidiary Regular Interest Interest amounts for such Distribution Date;

              (ii) the outstanding balance of the Class B-1 Interest Shortfall Account;

              (iii) the outstanding balance of the Class B-1 Principal Shortfall Account;

              (iv) the Class B-1 Percentage multiplied by the aggregate for all Subsidiary Regular Interest Certificates held by the Master Trust Fund of the Subsidiary Regular Interest Principal Amounts; and

              (v) the Class B-1 Prepayment Percentage multiplied by the aggregate for all Subsidiary Regular Interest Certificates held by the Master Trust Fund of the Subsidiary Regular Interest
         Prepayment Amounts.

         Notwithstanding the above, at any time when the Subordinated Class B-2 Amount is equal to zero, the amount calculated under item (I)(y) above shall not include any amount calculated in reference to Subsidiary Regular Interest Interest Amounts and Subsidiary Regular Interest Principal Amounts which were not actually received.

         Class B-1 Interest Shortfall: On any Distribution Date, any excess of the amount computed pursuant to clause (I)(y)(i) of the definition of Class B-1 Distribution over the amount distributed to Class B-1
Certificateholders on such Distribution Date.

         Class B-1 Interest Shortfall Account: A ledger account established to reflect all previously due and unpaid Class B-1 Interest Shortfall owed to the Class B-1 Certificateholders and accrued interest thereon at the Master Pass-Through Rate. The balance in such account will be decreased on each Distribution Date by disbursements to the Class B-1 Certificateholders of any previously due Class B-1 Interest Shortfalls and accrued interest thereon at the Master Pass-Through Rate and increased on each Distribution Date by any new Class B-1 Interest Shortfall allocable to the Class B-1 Certificates and by accrued and unpaid interest on previously due and unpaid Class B-1 Interest Shortfalls at the Master Pass-Through Rate. For purposes of determining whether previously due Class B-1 Interest Shortfalls have been disbursed to Class B-1 Certificateholders, distributions shall be allocated first to the interest component of the Class B-1 Distribution calculated pursuant to clause (I)(y)(i) thereof; second to any balance in the Class B-1 Interest Shortfall Account in accordance with clause (I)(y)(ii) of such definition; third to any balance in the Class B-1 Principal Shortfall Account in accordance with clause
(I)(y)(iii) of such definition; and fourth to the principal component of the Class B-1 Distribution calculated pursuant to clauses (I)(y)(iv) and
(v) thereof.

         Class B-1 Percentage: At any given time, the lesser of (i) 100%,
(ii) the positive difference, if any, between 100% and the Class A Percentage, and (iii) the percentage (expressed as a decimal and carried to six places rounded up) obtained by dividing the aggregate Class B-1 Certificate Principal Balance by an amount equal to the aggregate of the Scheduled Principal Balances of the Subsidiary Regular Interest
Certificates.

         Class B-1 Prepayment Percentage: As to any Distribution Date to and including the Distribution Date in [month] [year], 0%. As to any Distribution Date subsequent to [month] [year] to and including the Distribution Date in [month] [year], the Subordinate Prepayment Percentage times the sum of the Class B-1 Subordinate Percentage plus 70% of the Subordinate Prepayment Percentage for such Distribution Date, provided that prior to the Distribution Date next succeeding the first Distribution Date, if any, after [month] [year] as of which the Step-down Criteria are met, the Class B-1 Prepayment Percentage shall be 0%. As to any Distribution Date subsequent to [month] [year] to and including the Distribution Date in [month] [year], the Class B-1 Subordinate Prepayment Percentage times the sum of the Class B-1 Subordinate Percentage as of such Distribution Date plus 60% of the Class B-2 Subordinate Percentage Subordinate Prepayment Percentage for such Distribution Date, provided that prior to the Distribution Date next succeeding the first Distribution Date, if any, after [month] [year] as of which the Step-down Criteria are met, the Class B-1 Prepayment Percentage shall be the Class B-1 Prepayment Percentage in effect in [month] [year]. As to any Distribution Date subsequent to [month] [year] to and including the Distribution Date in [month] [year], the Class A Percentage Subordinate Prepayment Percentage times the sum of the Class B-1 Subordinate Percentage as of such Distribution Date plus 40% Class B-1 Subordinate Percentage of the Subordinate Prepayment Percentage for such Distribution Date, provided that prior to the Distribution Date next succeeding the first Distribution Date, if any, after [month] [year] as of which the Step-down Criteria are met, the Class B-1 Prepayment Percentage shall be the Class B-1 Prepayment Percentage in effect in Subordinate Prepayment Percentage for [month] [year]. As to any Distribution Date subsequent to [month] [year], to and including the Distribution Date in [month] [year], the Subordinate Prepayment Percentage times the sum of the Class B-1 Subordinate Percentage as of such Distribution Date plus 20% of the Class B-2 Subordinate Percentage Subordinate Prepayment Percentage for such Distribution Date, provided that prior to the Distribution Date next succeeding the first Distribution Date, if any, after [month] [year] as of which the Step-down Criteria are met, the Class A Prepayment Percentage shall be the Class B-1 Prepayment Percentage in effect in [month] [year]. As to any Distribution Date subsequent to [month] [year], the Class A Percentage as of such Distribution Date, provided that prior to the Distribution Date next succeeding the first Distribution Date, if any, after [month] [year] as of which the Step-down Criteria are met, the Class A Prepayment Percentage shall be the Class A Prepayment Percentage in effect in [month] [year]. The foregoing is subject to the following: (i) if the distribution on any Distribution Date of the Class A Prepayment Percentage of the Subsidiary Regular Interest Prepayment Amounts related to Principal Prepayments received in the prior month to holders of Class A Certificates would reduce the Class A Certificate Principal Balance below zero, the Class A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Class A Certificate Principal Balance to zero and thereafter the Class A Prepayment Percentage shall be zero and
(ii) if the Class A Percentage as of any Distribution Date is greater than the initial Class A Percentage, the Class A Prepayment Percentage for such Distribution Date shall be the Subordinate Prepayment Percentage.

         Class B-1 Principal Shortfall: On any Distribution Date, the excess of the Class B-1 Shortfall over the Class B-1 Interest Shortfall.

         Class B-1 Principal Shortfall Account: A ledger account established to reflect all previously due and unpaid Class B-1 Principal Shortfalls owed to the Class B-1 Certificateholders. The balance in such account will be decreased on each Distribution Date by disbursements to the Class B-1 Certificateholders of any previously due Class B-1 Principal Shortfalls and increased on each Distribution Date by any new Class B-1 Principal Shortfall allocable to the Class B-1 Certificates. For purposes of determining whether previously due Class B-1 Principal Shortfalls have been disbursed to Class B-1 Certificateholders, distributions shall be allocated first to the interest component of the Class B-1 Distribution calculated pursuant to clause (I)(y)(i) thereof; second to any balance in the Class B-1 Interest Shortfall Account in accordance with clause
(I)(y)(ii) of such definition; third to any balance in the Class B-1 Principal Shortfall Account in accordance with clause (I)(y)(iii) of such definition; and fourth to the principal component of the Class B-1 Distribution calculated pursuant to clauses (I)(y)(iv) and (v) thereof.

         Class B-1 Shortfall: On any Distribution Date, any excess of the amount computed pursuant to clause (I)(y) of the definition of Class B-1 Distribution over the amount distributed to Class B-1 Certificateholders on such Distribution Date. The Class B-1 Shortfall is comprised of the Class B-1 Interest Shortfall and the Class B-1 Principal Shortfall.

         Class B-1 Subordinate Percentage: As of any Distribution Date, the percentage obtained by dividing the Class B-1 Percentage by the sum of the Class B-1 Percentage and the Class B-2 Percentage.

         Class B-2 Advance: The excess of the amount determined by clause I(b) of the definition of Class B-2 Distribution over the amount determined by clause I(a) of such definition, representing amounts distributed to holders of Class A Certificates and Class B-1 Certificates from amounts otherwise distributable to the Class B-2 Certificateholder.

         Class B-2 Certificate: The Certificate designated as a Class B-2 Certificate, which shall be a subclass of the Class B Certificates, executed by or on behalf of the Depositor and authenticated by or on behalf of the Trustee in substantially the form of Exhibit C hereto.

         Class B-2 Certificate Principal Balance: As of any Distribution Date, the difference between the Scheduled Principal Balance of the Subsidiary Regular Interest Certificates and sum of the Class A Certificate Principal Balance and the Class B-1 Certificate Principal Balance.

         Class B-2 Distribution: On any Distribution Date, an amount equal to the sum of

         (I) the lesser of (a) the Master Trust Fund Aggregate Distribution on such Distribution Date reduced by the sum of the Class A Distribution and the Class B-1 Distribution on such Distribution Date, and (b) the sum of:

              (i) the Class B-2 Percentage multiplied by the aggregate for all Subsidiary Regular Interest Certificates held by the Master Trust Fund of all Subsidiary Regular Interest Interest Amounts for such Distribution Date;

              (ii) the Class B-2 Percentage multiplied by the aggregate for all Subsidiary Regular Interest Certificates held by the Master Trust Fund of the Subsidiary Regular Interest Principal Amounts; and

              (iii) the Class B-2 Prepayment Percentage multiplied by the aggregate for all Subsidiary Regular Interest Certificates held by the Master Trust Fund of the Subsidiary Regular Interest
         Prepayment Amounts; and

         (II) Payments with respect to Subsidiary Regular Interest Distributions of funds received as part of such distributions representing delinquent principal and interest which were previously the subject of Class B-2 Advances which remain unreimbursed as of such date.

         Class B-2 Percentage: At any given time, the positive difference, if any, between 100% and the sum of the Class A Percentage and the Class B-1 Percentage.

         Class B-2 Prepayment Percentage: As to any Distribution Date, the positive difference, if any, between 100% and the sum of the Class A Prepayment Percentage and the Class B- 1 Prepayment Percentage for such Distribution Date.

         Class B-2 Subordinate Percentage: As of any Distribution Date, the difference between 100% and the Class B-1 Subordinate Percentage.

         Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

         Conversion Shortfall: With respect to each Converted Mortgage Loan as to which the Purchase Price has been deposited in the Certificate Account upon repurchase or sale pursuant to Section 14.03, an amount equal to the excess, if any, of the Purchase Price calculated without reference to the Basis Limit Price as set forth in clause (i) of the definition of Purchase Price, over the Basis Limit Price.

         Converted Mortgage Loan: Any Mortgage Loan with respect to which the related Mortgagor has complied with the applicable requirements of the Mortgage Note to convert the Mortgage Rate on such Mortgage Loan from an adjustable rate to a fixed rate and for which the date of such conversion has been established.

         *Corporate Trust Office: The designated office of the Trustee in the State of [ ] at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at [address of Trustee].

         *Credit Support:  [Not Applicable]

         *Custodial Account: If so specified in the Reference Agreement with respect to a Series, the [non-interest-bearing] deposit account or accounts created and maintained by the Master Servicer pursuant to Section
3.08 in lieu of the Certificate Account in the name of the Trustee for the benefit of the Certificateholders, which account or accounts must be an Eligible Account or Accounts. Amounts in such Custodial Account will be remitted, net of amounts withdrawn pursuant to Section 3.12, to a Certificate Account maintained by the Trustee pursuant to such Reference Agreement.

         *Custodial Agreement:  [Not Applicable]

         *Custodian:  [Not Applicable]

         *Cut-off Date: The first day of the month of the initial issuance of a Series of Certificates, as specified in Section 11.16 of the Reference Agreement.

         Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, which valuation results from a proceeding under the Bankruptcy Code, as amended from time to time (11 U.S.C.).

         *Deleted Mortgage Loan: With respect to a Series of Certificates, a Mortgage Loan replaced or to be replaced by a Replacement Mortgage Loan.

         *Delivery Date:  __________, 200_.

         *Depositor: GS Mortgage Securities Corp., a Delaware corporation, or its successor in interest.

         *Determination Date: The __th day (or if such __th day is not a Business Day, the Business Day immediately preceding such __th day) of the month of the related Distribution Date.

         *Distribution Date: Unless otherwise specified in the applicable Reference Agreement, the __th day of each calendar month after the initial issuance of the Series of Certificates, or if such __th day is not a Business Day, the next succeeding Business Day, commencing on the date specified in Section 11.08 of the Reference Agreement.

         *Due Date: Unless otherwise specified in the Reference Agreement, the first day of the month in which the related Distribution Date occurs.

         Due Period: The period commencing on the second day of the month prior to the month in which the Distribution Date occurs and ending on the first day of the month in which the Distribution Date occurs.

         *Eligible Account: An account maintained with a federal or state chartered depository institution or trust company (i) the long-term unsecured debt obligations of which are rated by the Rating Agency in one of its two highest rating categories at the time of any deposit therein, or
(ii) the deposits in which are fully insured by the FDIC or the FSLIC, or
(iii) in which such accounts are insured by the FDIC or the FSLIC (to the limits established by the FDIC or the FSLIC), the uninsured deposits in which are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Certificateholders have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company with which such account is maintained or (iv) any other account acceptable to the Rating Agency rating the Certificates of the related Series.

         *Eligible Investments: Unless otherwise specified in the Reference Agreement with respect to a Series, at any time, any one or more of the following obligations, instruments and securities:

              (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

              (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving one of the two highest ratings of the Rating Agency, or such lower ratings as will not result inthe downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agency;

              (iii) commercial paper which is then rated in the highest commercial paper rating categories of the Rating Agency, or such lower category as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agency;

              (iv) certificates of deposit, demand or time deposits, federal funds or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long term debt obligations of such holding company) are then rated in the highest rating category of each of the Rating Agencies, in the case of commercial paper, or in the second highest category in the case of long term debt obligations, or such lower categories as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by the Rating Agency;

              (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings and loan association and fully insured by the FDIC or the FSLIC;

              (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation which do not adversely affect the rating on the Certificates at the time of the issuance of or investing in such guaranteed reinvestment agreements;

              (vii) repurchase obligations with respect to any security described in (i) and (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

              (viii) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment or contractual commitment providing for such investments are then rated in one of the two highest categories of the Rating Agency, or in such lower rating category as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agency; and

              (ix) such other investments which do not adversely affect the rating on the Certificates.

Unless otherwise specified herein or in the Reference Agreement, (i) any such Eligible Investments must be available for withdrawal without penalty and must mature no later than the Business Day immediately preceding the first succeeding Distribution Date, and (ii) no such instrument set forth above shall constitute an Eligible Investment if such instrument evidences either (a) a right to receive only interest payments with respect to the obligations underlying such instrument, or (b) a right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide for a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

         *Event of Default: As defined in Section 7.01 hereof.

         *FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

         *FHA: The Federal Housing Administration of the United States Department of Housing and Urban Development or any successor department or agency of the United States of America.

         *FHA Certificate of Mortgage Insurance: A Mortgage Insurance Certificate (FHA Form No. 9100-1) evidencing that the FHA has insured the holder of the related Mortgage Loan against loss sustained by reason of a default by the Mortgagor in the payment of principal and interest thereon, or any other form of certificate hereafter issued by the FHA evidencing similar coverage.

         *FHA Loan: A Mortgage Loan covered by an FHA Certificate of Mortgage Insurance.

         *FHA Regulations: The regulations promulgated by the FHA from time to time establishing the conditions to the issuance of an FHA Certificate of Mortgage Insurance and the requirements for maintaining the insurance evidenced by such certificate in effect and for the filing and payment of claims thereon.

         *FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         *FNMA: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         *FSLIC: The Federal Savings and Loan Insurance Corporation, or any successor thereto.

         Gross Margin: With respect to each Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note to be added to the Index to determine the Mortgage Rate, which ranges from ____ basis points (___%) to ____ basis points (___%) per annum for any Mortgage Loan, as set forth in the Mortgage Loan Schedule.

         *Guaranty Fund:  [Not Applicable]

         Index: With respect to each Mortgage Loan, on each Adjustment Date until the Due Date immediately preceding the next Adjustment Date, the applicable index shall be a rate per annum equal to __________ and as made available by __________ as of ___ days prior to such Adjustment Date. If such Index is not so published or is otherwise unavailable, the Master Servicer shall select an alternative index based on comparable information and notify the Trustee and any Rating Agency of such alternative index.

         Initial Adjustment Date: As to each Mortgage Loan, its first Adjustment Date after the Delivery Date.

         Initial Certificate Principal Balance: With respect to each Class A and Class B Certificate, the amount designated as such on the face thereof, the aggregate of the Initial Certificate Principal Balances of such Certificates being equal to the aggregate of the Scheduled Principal Balances of the Subsidiary Regular Interest Certificates at the close of business on the Cut-off Date.

         Initial Class A Certificate Principal Balance:       $-------------.

         Initial Class B-1 Certificate Principal Balance:     $-------------.

         Initial Class B-2 Certificate Principal Balance:     $-------------.

         Initial Mortgage Rate: As to each Mortgage Loan, the Mortgage Rate prior to the Initial Adjustment Date.

         *Insurance Policy: With respect to any Mortgage Loan included in the Trust Fund for a Series, any Primary Mortgage Insurance Policy, Pool Insurance Policy, Special Hazard Insurance Policy, FHA Certificate of Mortgage Insurance, VA Loan Guaranty Certificate or Mortgagor Bankruptcy Bond, including all riders and endorsements thereto, as specified in the Reference Agreement with respect to such Series.

         *Insurance Proceeds: Amounts paid pursuant to any Primary Mortgage Insurance Policy, FHA Certificate of Mortgage Insurance or VA Loan Guaranty Certificate, Pool Insurance Policy or Mortgagor Bankruptcy Bond, if any, with respect to a Series and amounts paid pursuant to the Special Hazard Insurance Policy with respect to such Series, when the related property has not been restored, and amounts paid by any insurer pursuant to any other insurance policy covering a Mortgage Loan.

         *Insured Expenses: Expenses covered by the Pool Insurance Policy, any Primary Mortgage Insurance Policy, the Mortgagor Bankruptcy Bond or the Special Hazard Insurance Policy, any replacement insurance policy or policies for any of the foregoing insurance policies, or any other insurance policy with respect to the Mortgage Loans.

         Interest Rate Caps: With respect to each Mortgage Loan, provisions to the effect that (i) the Mortgage Rate shall never over the life of the Mortgage Loan exceed a rate per annum, specified in the Mortgage Note, which is not less than ___% and not greater than ___% for any Mortgage Loan, and (ii) the Mortgage Rate may not be increased or decreased by more than ___ basis points (___%) on any Adjustment Date (the amount determined by such increase or decrease being the "Periodic Mortgage Rate Cap").

         *L/C Bank:  [Not Applicable]

         *Letter of Credit:  [Not Applicable]

         *Liquidated Loan: A Mortgage Loan which, as of the close of business on the Business Day next preceding the Due Date, has been liquidated through deed in lieu of foreclosure, sale in foreclosure, trustee's sale or other realization as provided by applicable law of real property subject to the related Mortgage and any security agreements or with respect to which payment under related private mortgage insurance or hazard insurance and/or from any public or governmental authority on account of a taking or condemnation of any such property has been received.

         *Liquidation Expenses: Expenses incurred by the Master Servicer (or the related Servicer) in connection with the liquidation of any defaulted Mortgage Loan and not recovered by the Master Servicer (or the related Servicer) under a Primary Mortgage Insurance Policy for reasons other than the Master Servicer's failure to comply with Section 3.13 hereof, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended by the Master Servicer pursuant to Section 3.14 hereof respecting the related Mortgage and any related and unreimbursed expenditures for real estate property taxes or for property restoration or preservation to the extent not previously reimbursed under any hazard insurance policy for reasons other than the Master Servicer's failure to comply with Section 3.14 hereof.

         *Liquidation Proceeds: Amounts other than Insurance Proceeds received in connection with the liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property.

         *Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

         Master Distribution Account: The separate trust account or accounts created and maintained by the Master Servicer pursuant to Section
13.01 of the Reference Agreement, in the name of the Trustee for the benefit of the holders of interests in the Master Trust Fund for deposit of distributions with respect to the Subsidiary Regular Interest Certificates pursuant to Section 1301 of the Reference Agreement, which account or accounts must be an Eligible Account or Accounts.

         Master Pass-Through Rate: An adjustment amount which is equal to the weighted average of the Subsidiary Regular Interest Certificates held by the Master Trust Fund outstanding on the immediately preceding Due Date. Any calculation of monthly interest at such rate shall be based upon the annual interest at such rate on the aggregate outstanding Principal Balance of the Subsidiary Regular Interests held by the Master Trust Fund divided by twelve. Any calculation of interest at such rate with respect to any portion of a calendar month shall be based upon annual interest at such rate multiplied by a fraction, the numerator of which is the number of days in such portion and the denominator of which is 360.

         *Master Servicer: [ ], or it successor in interest, or any successor master servicer appointed as herein provided.

         Master Trust Certificateholders: The holders from time to time of the Class A and Class B Certificates.

         Master Trust Certificates:  The Class A and Class B Certificates.

         Master Trust Fund: The corpus of the master trust created by this Agreement consisting of the Subsidiary Regular Interests, including all distributions with respect thereto derived from principal or interest on or with respect to the Mortgage Loans after the Cut-off Date. The "regular interests" (within the meaning of Section 860G of the Code) in the Master Trust Fund shall consist of the Class A Certificates and the Class B-1 Certificates, and the "residual interest" (within the meaning of Section 860G of the Code) in the Master Trust Fund shall consist of the Class B-2 Certificate.

         Master Trust Fund Aggregate Distribution: On any Distribution Date, the sum of all amounts distributed with respect to the Subsidiary Regular Interest Certificates (exclusive of the portion of any Subsidiary Regular Interest Distribution representing delinquent principal and interest which were previously the subject of Class B-2 Advances which remain unreimbursed as of such Distribution Date) less the sum of all Master Trust Fund Aggregate Distributions for all Distribution Dates prior to such Distribution Date.

         Maximum Mortgage Rate: With respect to each Mortgage Loan, the maximum rate of interest set forth as such in the related Mortgage Note.

         Maximum Subsidiary Pass-Through Rate: With respect to each Subsidiary Regular Interest, the Maximum Mortgage Rate for the related Mortgage Loan less ___% per annum.

         *Monthly Advance: The aggregate of (i) the advances made by or on behalf of the Master Servicer with respect to any Distribution Date pursuant to Section 4.01 or 4.03 hereof or Section 11.21 of the Reference Agreement, the amount of any such advances being equal to the aggregate of payments of principal and interest on the Mortgage Loans that were due on the Due Date and delinquent as of the close of business on the Determination Date preceding the related Distribution Date and as to which the related Servicer, if any, has made no advance, after adjustment of any delinquent interest payment to interest at the Subsidiary Pass-Through Rate, less the aggregate amount of any such delinquent payments that the Master Servicer has determined would constitute a Nonrecoverable Advance if made and (ii) any advances made by the Master Servicer with respect to any Distribution Date pursuant to Section 4.05.

         Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan, as adjusted from time to time in accordance with the terms of the related Mortgage Note.

         *Mortgage: The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple in real property securing a Mortgage Note.

         *Mortgage File: The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         *Mortgage Loan Repurchase Price: The price, calculated as set forth in Section 15.01 of the Reference Agreement, to be paid in connection with the repurchase of the Mortgage Loans pursuant to an Optional
Termination of the Subsidiary Trust Fund.

         *Mortgage Loan: Such of the mortgage loans transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Subsidiary Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

         *Mortgage Loan Schedule: The list of Mortgage Loans transferred to the Trustee as part of the Subsidiary Trust Fund for the Certificates of a Series and from time to time subject to this Agreement (as from time to time amended by the Master Servicer to reflect the addition of Replacement Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement and the Reference Agreement), attached hereto as Exhibit F, setting forth the following information with respect to each Mortgage Loan:

              (i) the loan number;

              (ii) the street address of the Mortgaged Property, including the zip code, and name of the Mortgagor;

              (iii) the Appraised Value of the Mortgaged Property;

              (iv) the original Mortgage Rate;

              (v) the original term;

              (vi) the original Principal Balance;

              (vii) the Principal Balance as of the Cut-off Date;

              (viii) the first payment date;

              (ix) the current monthly payment in effect as of the Cut-off
         Date;

              (x) the Loan-to-Value Ratio at origination;

              (xi) a code indicating whether the residential dwelling at the time of origination was represented to be owner-occupied;

              (xii) a code indicating whether the residential dwelling is either (a) a detached single family dwelling or a de minimis PUD, or (b) a condominium unit or a dwelling in a planned unit development;

              (xiii) a code indicating the number of units in the residential dwelling;

              (xiv) the Initial Adjustment Date; and

              (xv) the Maximum Mortgage Rate, Minimum Mortgage Rate, if any, and periodic limitations in the amount of increase and decrease of the Mortgage Rate, if any, and the Gross Margin.

Such schedule shall also set forth the total of the amounts described under
(vii) above for all of the Mortgage Loans and any additional information required by the Reference Agreement. Such schedule may be in the form of more than one list collectively setting forth all of the information required.

         *Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

         *Mortgage Rate: The annual rate of interest borne by a Mortgage Note, which may be fixed or variable, as specified in the related Reference Agreement.

         *Mortgaged Property: The underlying property securing a Mortgage
Loan.

         *Mortgagor: The obligor on a Mortgage Note.

         *Mortgagor Bankruptcy Bond: [Not Applicable]

         Net Mortgage Rate: As to each Mortgage Loan, an adjustable amount equal to the percentage amount resulting when the Servicing Fee Rate during a Due Period is subtracted from the Mortgage Rate in effect during such Due Period.

         *Nonrecoverable Advance: Any portion of the Monthly Advance previously made or proposed to be made by the Master Servicer (other than that portion of a Monthly Advance made pursuant to Section 4.05 hereof) that, in the good faith judgment of the Master Servicer, will not or, in the case of a current delinquency, would not be, ultimately recoverable by the Master Servicer from Insurance Proceeds, Liquidation Proceeds or otherwise. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Trustee, the Depositor and the Rating Agency setting forth the reasons for such determination as specified in Section 4.04 hereof.

         *Nonsubserviced Mortgage Loan: Any Mortgage Loan that is not subject to a Warranty and Servicing Agreement on the date of issuance of a Series of Certificates or thereafter.

         *Officers' Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a vice president (however denominated; or a member of the Executive Group, and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Depositor or the Master Servicer, as the case may be, and delivered to the Depositor and/or the Master Servicer or the Trustee, as required by this Agreement.

         *Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor or the Master Servicer, acceptable to the Trustee. With respect to Sections 10.01, 11.03, 11.20 hereof and 15.04 and
16.02 of the Reference Agreement, and with respect to the establishment of any Certificate Account or Servicing Account pursuant to this Agreement, such counsel must (i) in fact be independent of the Depositor and the Master Servicer, (ii) not have any direct financial interest in the Depositor or the Master Servicer or in any affiliate of either, and (iii) not be connected with the Depositor or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         Optional Termination: The purchase of the Mortgage Loans pursuant to Section 15.01 of the Reference Agreement or the purchase of the Subsidiary Regular Interest Certificates pursuant to Section 15.02 of the Reference Agreement.

         Optional Termination Date: The Distribution Date fixed by the holder of the Subsidiary Residual Interest Certificate or the Class B-2 Certificateholder, as applicable, for the repurchase of the Mortgage Loans or the Subsidiary Regular Interest Certificates pursuant to Section 15.03 of the Reference Agreement.

         Pass-Through Margin:  ___ basis points (___%) per annum.

         *Pass-Through Rate:  [Not Applicable]

         *Paying Agent: The Paying Agent identified in Section 11.19 of the Reference Agreement, with respect to a Series, authorized to make distributions on behalf of the Trustee.

         Percentage Interest: The percentage interest (which may be expressed as a fraction) evidenced by a Certificate of any Class or Subclass in certain monthly distributions with respect to the Subsidiary Trust Fund payable to Certificateholders of such Class of Subclass in the aggregate, as specified in such Certificate.

         *Performance Bond:  [Not Applicable]

         Periodic Mortgage Rate Cap: As defined in the definition of "Interest Rate Caps."

         *Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

         *Pool Insurance Policy:  [Not Applicable]

         *Pool Insurer:  [Not Applicable]

         Prepayment Period: The month prior to the month in which Principal Prepayments are distributed to Certificateholders.

         *Primary Mortgage Insurance Policy: Each primary policy of mortgage guaranty insurance with respect to a Mortgage Loan, or any replacement policy therefore.

         Principal Balance: (a) with respect to any Mortgage Loan, as of the time of any determination, the principal balance of such Mortgage Loan remaining to be paid by the Mortgagor as of the Cut-off Date after deduction of all payments due on or before the Cut-off Date reduced by all amounts distributed or advanced with respect to principal to the holder of the related Subsidiary Regular Interest prior to such date or (b) with respect to any Subsidiary Regular Interest Certificate, as of the time of any determination, the Principal Balance of the related Mortgage Loan.

         *Principal Prepayment: Any Mortgagor payment or other recovery of principal on a Mortgage Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         Purchase Price: With respect to any Mortgage Loan required to be purchased by the Master Servicer, a Servicer or the Depositor pursuant to
Section 2.01, 2.02, 2.03(b), 2.04 or 2.05 hereof or Sections 14.01 or 14.03 of the Reference Agreement, an amount equal to the lesser of (a) the sum of
(i) 100% of the Principal Balance of the Mortgage Loan on the date of such purchase, and (ii) unpaid interest thereon from the Due Date as to which interest was last paid by the Mortgagor at the Subsidiary Pass-Through Rate to the first day of the month following such purchase, including the amount of any unreimbursed Monthly Advances made by the Master Servicer with respect to such Mortgage Loan or (b) the Basis Limit Price with respect to such Mortgage Loan; provided, however, the Purchase Price shall not be limited to the Basis Limit Price if (x) the Mortgage Loan to be purchased is in default, or default is in the judgment of the Trustee imminent, or
(y) the Purchaser, at its option and expense, delivers to the Trustee an Opinion of Counsel to the effect that the purchase of a Mortgage Loan at a Purchase Price in excess of the Basis Limit Price will not give rise to a tax on a prohibited transaction, as defined in Section 860F(a) of the Code.

         *Purchase Year: With respect to a Series of Certificates to which the provisions of Sections 2.03(b) and 4.06 are applicable, as specified in the Reference Agreement with respect to such Series, the one-year period commencing on the date of the initial issuance of such Certificates and each one-year period thereafter, ending on the date specified in the Reference Agreement.

         *Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each other state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed by the insurance regulatory authority of the state of its principal place of business and, to the extent required by applicable law, each such other state, to transact a mortgage guaranty insurance business in such state and each such other state and to write the insurance provided by the insurance policy issued by it and approved as an insurer by FHLMC or FNMA and whose claims-paying ability will not adversely affect the rating on the Certificates.

         *Rating Agency: any nationally recognized statistical rating organization, or any successor thereto, that rated the Certificates of a Series at the request of the Depositor at the time of their initial issuance. If such organization or successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization or other comparable Person designated by the Depositor, notice of which designation shall be given to the Trustee and Master Servicer.

         Realized Loss: An amount determined by the Master Servicer and evidenced by an Officers' Certificate, equal to (a) with respect to any Liquidated Loan, the excess of the outstanding principal balance of such Liquidated Loan over Liquidation Proceeds, if any, received in connection with such Liquidated Loan, after application of all withdrawals permitted to be made by the Master Servicer from the Certificate Account with respect to such Mortgage Loan pursuant to Section 3.12, or (b) with respect to any Mortgage Loan which has become the subject of a Deficient Valuation, the excess of the outstanding principal balance of the Mortgage Loan over the principal amount as reduced in connection with the proceedings resulting in the Deficient Valuation, or (c) with respect to any Mortgage Loan which has been purchased by the Master Servicer, a Servicer or Depositor pursuant to
Section 2.01, 2.02, 2.03(b), 2.04 or 2.05 hereof or Section 14.01 of the Reference Agreement, the excess, if any, of the amount calculated as set forth in (a) of the definition of Purchase Price over the amount calculated as set forth in (b) of the definition of Purchase Price, or (d) with respect to any Mortgage Loan which has been purchased pursuant to Section 1403 the Conversion Shortfall resulting therefrom, if any. The amount of each Realized Loss for the preceding monthly period shall be determined by the Master Servicer on each Determination Date.

         *Record Date: With respect to any Distribution Date, the close of business on the last day of the month preceding the month in which the applicable Distribution Date occurs, or if such day is not a Business Day, the next preceding Business Day, unless otherwise specified in the applicable Reference Agreement.

         Reference Agreement: The reference agreement consisting of Articles Eleven through Sixteen attached hereto and incorporated in this Standard Terms and Provisions of Pooling and Servicing Agreement to the extent set forth herein, together referred to as the "Agreement."

         *Registration Statement: The registration statement specified as the Registration Statement in Section 11.03 of the Reference Agreement.

         *REMIC: A real estate mortgage investment conduit, as defined in the Code.

         *REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at
Section 860A through 860G of Subchapter M of Chapter 1 of the Code and related provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

         *Replacement Mortgage Loan: A Mortgage Loan substituted by the Master Servicer, any Servicer or the Depositor for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Principal Balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate Principal Balance, after such deduction), not in excess of the Principal Balance of the Deleted Mortgage Loan (the amount of any shortage to be deposited by the Master Servicer, Servicer or Depositor, as the case may be, in the Certificate Account and distributed by the Master Servicer to Subsidiary Trust Certificateholders in the month of substitution); (ii) have a Maximum Mortgage Rate no lower than (and not more than 1% per annum higher than) the Maximum Mortgage Rate of the Deleted Mortgage Loan; (iii) have the same Index, Gross Margin and frequency of Adjustment Dates as the Deleted Mortgage Loan; (iv) be accruing interest at a rate no lower than and having the same Adjustment Date as the Adjustment Date of the Deleted Mortgage Loan; (v) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (vi) have a term to maturity no greater than (and not more than one year less than) the Deleted Mortgage Loan; and (vii) comply with each representation and warranty set forth in Section 2.04 hereof and Section 14.01 of the Reference Agreement.

         *Repurchase Fund:  As defined in Section 4.06 hereof.

         *Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement or the related Warranty and Servicing Agreement in respect of such Mortgage Loan.

         *Reserve Fund:  [Not Applicable]

         *Responsible Officer: When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         *Retained Yield: If so provided for in the applicable Reference Agreement, the portion of all interest accrued at the applicable Mortgage Rate (which may differ among Mortgage Loans, as specified in such Reference Agreement) on the outstanding Principal Balance of each Mortgage Loan from time to time outstanding that is retained by the Depositor hereunder, which is payable to the Depositor out of the interest portion of all payments or collections received on or with respect to the Mortgage Loan and, as the context requires, any similar amounts payable to the Master Servicer or to a Servicer under the terms of the related Warranty and Servicing Agreement.

         Scheduled Principal Balance: (a) As to any Mortgage Loan, as of the time of any determination, an amount equal to the Principal Balance of such Mortgage Loan as of the Cut-off Date, after application of any scheduled principal payments due on or before the Cut-off Date, whether or not received, reduced by the principal portion of all Monthly Payments due on or before the date of determination, whether or not received, and by all Principal Prepayments distributed on the related Subsidiary Regular Interest Certificate on or before the date of determination, and further reduced by Realized Losses with respect to such Mortgage Loan on or before the date of determination.

         (b) As to any Subsidiary Regular Interest Certificate, the Scheduled Principal Balance of the related Mortgage Loan.

         *Series: A separate series of Certificates issued pursuant to this Agreement, which Certificates may, as provided in the related Reference Agreement, be divided into one or more Classes or Subclasses with the characteristics specified in such Reference Agreement.

         *Servicer: With respect to any Mortgage Loan, any Person who agreed to act as a Servicer, pursuant to a Warranty and Servicing Agreement applicable to such Mortgage Loan.

         *Servicer Advance:  The meaning specified in Section 3.09 hereof.

         *Service Remittance Date: The date on or before which a Servicer is required to remit amounts collected on Mortgage Loans to the Master Servicer, as set forth in the related Warranty and Servicing Agreement.

         *Servicing Account: A custodial demand deposit account or accounts established and maintained by the Servicer pursuant to Section 3.09 hereof, which account or accounts must be an Eligible Account or Accounts.

         *Servicing Fee: As to each Mortgage Loan, an adjustable amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor, interest for the number of days covered by such payment of interest) at the applicable Servicing Fee Rate on the Scheduled Principal Balance of such Mortgage Loan, reduced by a ratable portion of any interest advances made pursuant to Section 4.05 hereof and increased by any late payment charges, assumption fees and other usual and customary fees collected from the Mortgagor and by a ratable portion of any income on Eligible Investments held in the Certificate Account.

         Servicing Fee Rate: With respect to each Mortgage Loan, until the Initial Adjustment Date, ___% per annum, and thereafter, ___% per annum.

         *Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Master Servicer pursuant to this Agreement, as such list may from time to time be amended.

         *Single Certificate: A Class A Certificate issued in a minimum Initial Certificate Principal Balance of $25,000, or such other amount as set forth in Section 11.04 of the Reference Agreement.

         Special Hazard: Any risk of direct physical loss which may be suffered by a Mortgaged Property, exclusive of (i) any loss covered by a hazard policy or a flood insurance policy, or blanket policy in respect thereof (without regard to any portion of the loss not covered by reason of any deductible thereunder), maintained in respect of such Mortgaged Property pursuant to Section 3.14 and (ii) any loss caused by or resulting from:

         (a) normal wear and tear;

         (b) infidelity, conversion or other dishonest act on the part of the Trustee, the Master Servicer, any Servicer or any of their agents or employees (without regard to any portion of the loss not covered by any errors and omissions policy); or

         (c) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss.

         *Special Hazard Insurance Policy:  [Not Applicable]

         *Special Hazard Insurer:  [Not Applicable]

         Special Hazard Realized Loss: With respect to any Mortgage Loan which has been finally liquidated in connection with a Special Hazard, and for which a claim could not be validly made under any Primary Mortgage Insurance Policy or for which such claim was made but the full amount of such claim was not paid, an amount (not less than zero or more than the amount described in (i) as follows) equal to (i) the unpaid Principal Balance of the Mortgage Loan as of the date of such liquidation, plus (ii) interest on the Mortgage Loan at the applicable Net Mortgage Rate from the Due Date as to which interest was last paid up to the Due Date next succeeding such liquidation, minus (iii) the proceeds, if any, received in connection with such liquidation, after application of all withdrawals permitted to be made by the Master Servicer from the Certificate Account with respect to such Mortgage Loan pursuant to Section 3.12.

         Special Hazard Subordination Amount: An amount obtained by multiplying the Principal Balance of the Mortgage Loans as of the Cut-off Date by the Special Hazard Subordination Percentage.

         Special Hazard Subordination Percentage: ___% of the Principal Balance of the Mortgage Loans as of the Cut-off Date.

         Step-down Criteria: As of any Distribution Date in the twelve months commencing subsequent to December of the year specified in the table below, (a) no more than one time during the preceding seven calendar months were the Principal Balances of outstanding Mortgage Loans that were 60 days or more delinquent (including loans in foreclosure and the book value of owned real estate) in excess of ___% of the Scheduled Principal Balance at such time, and (b) cumulative Nonrecoverable Advances as a percentage of the Subordinated Amount as of the Cut-off Date do not exceed the amounts in the following table:


                                                                  Cumulative Nonrecoverable
                                                                 Advances as a Percentage of
               Year                                                  Subordinated Amount
          ---------------                                    -------------------------------------
               [ ]                                                           [ ]%
               [ ]                                                           [ ]
               [ ]                                                           [ ]
               [ ]                                                           [ ]
               [ ]                  or thereafter                            [ ]


         The definition of "Step-down Criteria" may be amended by the Depositor and the Trustee, with prior written notice of such amendment to the Master Servicer and the Rating Agency, in a manner that will not result in the lowering or withdrawal of the then current rating of the Class A Certificates. Such amendment shall not require the consent of any Certificateholder.

         *Subclass: With respect to a Class of Certificates, all of the Certificates of such Class designated as a subclass.

         Subordinate Prepayment Percentage: As of any Distribution Date, the difference between 100% and the Class A Prepayment Percentage for such Distribution Date.

         Subordinated Amount: As of any Determination Date, an amount equal to (a) the sum of the Class B-1 Certificate Principal Balance and the Class B-2 Certificate Principal Balance, less (b) the sum of (i) the aggregate Class B-2 Advances that remain unreimbursed from amounts determined by clause (II) of the definition of Class B-2 Distribution and (ii) the sum of the amounts in the Class A Interest Shortfall Account and the Class B-1 Interest Shortfall Account.

         *Subordinated Certificates: Any Certificates of a Series, the rights of the holders of which to receive distributions on or with respect to the applicable Trust Fund for such Series are subordinated to the rights of the holders of one or more Classes or subclasses of such Series to receive such distributions, as set forth in Section 13.03 of the Reference Agreement.

         Subordinated Class B-2 Amount: As of any Determination Date, an amount equal to the Class B-2 Certificate Principal Balance less the aggregate Class B-2 Advances that remain unreimbursed from amounts determined by clause (II) of the definition of Class B-2 distribution.

         Subsidiary Interest Amount: For any Distribution Date, for each Subsidiary Regular Interest Certificate, the lesser of (i) the interest due on the related Mortgage Loan on the related Due Date, adjusted to the Subsidiary Pass-Through Rate, and (ii) the amount actually distributed to the holder of such Subsidiary Regular Interest Certificate on such Distribution Date.

         Subsidiary Pass-Through Rate: With respect to each Subsidiary Regular Interest, the rate determined for such Subsidiary Regular Interest in accordance with Section 13.02 of the Reference Agreement.

         Subsidiary Regular Interest: Any one of the interests in the Subsidiary Trust Fund representing the right ascribed thereto in this Agreement. Each Subsidiary Regular Interest bears a regular interest number from 1 to __, relates to a specified Mortgage Loan which is part of the Subsidiary Trust Fund and has a stated initial Principal Balance, initial Mortgage Rate, Index, Gross Margin, Initial Adjustment Date, Maximum Mortgage Rate and Maximum Subsidiary Pass-Through Rate set forth as
Schedule 1 to each Subsidiary Regular Interest Certificate.

         Subsidiary Regular Interest Distribution: On any Distribution Date and with respect to each Subsidiary Regular Interest, the amount required to be distributed on such Distribution Date to the holder of such Subsidiary Regular Interest Certificate, such amount being equal to the lesser of (x) the aggregate amount received as of the related Determination Date in respect of the related Mortgage Loan from any source, including the Mortgagor, a Monthly Advance or a Servicer Advance, Insurance Proceeds, Liquidation Proceeds net of Liquidation Expenses, proceeds of the sale of Mortgage Loans or property acquired with respect thereof or received in connection in the substitution of Replacement Mortgage Loans, and recoveries of amounts previously withdrawn as reimbursement for Nonrecoverable Advances, less (i) any Servicing Fee payable therefrom, (ii) any amount representing late payments or other recoveries of principal or interest (including Liquidation Proceeds net of Liquidation Expenses, Insurance Proceeds, and condemnation awards) and respecting which the Master Servicer made a previously unreimbursed Monthly Advance or a Servicer made a previously unreimbursed Servicer Advance, (iii) amounts representing reimbursement of Nonrecoverable Advances and other amounts permitted to be withdrawn by the Master Servicer from the Certificate Account pursuant to Section 3.12, (iv) the portion of the Subsidiary Residual Interest Distribution attributable to the related Mortgage Loan,
(v) all Monthly Payments or portions thereof received in respect of scheduled principal and interest on the related Mortgage Loan due after the preceding Due Date, (vi) all amounts representing a Purchase Price, Principal Prepayments, Liquidation Proceeds net of Liquidation Expenses, Insurance Proceeds and condemnation awards received with respect to the related Mortgage Loan after the last day of the related Prepayment Period, and (vii) the sum of all Subsidiary Regular Interest Distributions on such Subsidiary Regular Interest prior to such Distribution Date and (y) the Subsidiary Regular Interest Required Distribution Amount for such Subsidiary Regular Interest.

         Subsidiary Regular Interest Interest Amount: On any Distribution Date, (i) for each Subsidiary Regular Interest not described in (ii) or
(iii) below, one month's interest at the related Subsidiary Pass-Through Rate on the Principal Balance of the Subsidiary Regular Interest Certificate; (ii) for each Subsidiary Regular Interest for which the related Mortgage Loan was the subject of a Principal Prepayment during the related Prepayment Period, one month's interest at the related Subsidiary Pass-Through Rate on the Principal Balance of such Subsidiary Regular Interest to the extent set forth in Section 11.21(c) of the Reference Agreement; or (iii) for each Subsidiary Regular Interest for which the related Mortgage Loan became a Liquidated Loan during the related Prepayment Period, or was repurchased pursuant to the provisions of Sections 2.01, 2.02, 2.03, 2.04, 2.05 hereof or Articles XIV or XV of the Reference Agreement during such period, one month's interest at the related Subsidiary Pass-Through Rate on the Principal Balance of such Subsidiary Regular Interest.

         Subsidiary Regular Interest Prepayment Amount: For each Subsidiary Regular Interest, on any Distribution Date, the amount of any Principal Prepayment made on the related Mortgage Loan during the related Prepayment Period.

         Subsidiary Regular Interest Principal Amount: On any Distribution Date, (i) for each Subsidiary Regular Interest not described in (ii) or
(iii) below, the payment of principal due on the related Due Date on the related Mortgage Loan, (ii) for each Subsidiary Regular Interest for which the related Mortgage Loan became a Liquidated Loan during the related Prepayment Period, the Principal Balance of such Mortgage Loan as of the date on which it became a Liquidated Loan net of any unreimbursed Monthly Advances and unreimbursed Servicer Advances with respect thereto, and net of any amounts reimbursable to the Master Servicer under Section 3.12 hereof, or (iii) for each Subsidiary Regular Interest for which the related Mortgage Loan was repurchased by the Master Servicer, a Servicer, or the Depositor during the related Prepayment Period pursuant to Section 2.01, 2.02, 2.03(b), 2.04, or 2.05 hereof or Articles XIV or XV of the Reference Agreement, the principal amount of the Purchase Price or Mortgage Loan Repurchase Price (net or amounts with respect to which a distribution of principal has already been made).

         Subsidiary Regular Interest Repurchase Price: The price, calculated as set forth in Section 15.02 of the Reference Agreement, to be paid in connection with the repurchase of the Subsidiary Regular Interests pursuant to an Optional Termination of the Master Trust Fund.

         Subsidiary Regular Interest Required Distribution Amount: For each Subsidiary Regular Interest, the sum of (i) the Subsidiary Regular Interest Interest Amount, (ii) any delinquent Mortgagor payment of principal and interest on such Mortgage Loan received prior to the Determination Date immediately preceding the applicable Distribution Date, after adjustment of the interest portion of such payment to the related Subsidiary Pass-Through Rate and deduction of unreimbursed Monthly Advances and unreimbursed Servicer Advances with respect to such delinquent payment, (iii) the Subsidiary Regular Interest Prepayment Amount, and (iv) the Subsidiary Regular Interest Principal Amount.

         Subsidiary Residual Interest Certificate: The Certificate executed by or on behalf of the Depositor and authenticated by or on behalf of the Trustee in substantially the form of Exhibit D.

         Subsidiary Residual Interest Distribution: On any Distribution Date, the aggregate for all Mortgage Loans of the sum of amounts not previously distributed to the Subsidiary Residual Interest Holder corresponding to the sum of (i) the excess, if any, of the Mortgage Rate (net of the Servicing Fee) on each Mortgage Loan over the Subsidiary Pass-Through Rate for such Mortgage Loan times the Principal Balance of such Mortgage Loan, (ii) the excess, if any, of (a) Liquidation Proceeds received in respect of any Mortgaged Property less Liquidation Expenses, less the amounts required to be paid with respect thereto as set forth in
3.16 over (b) one month's interest on the related Mortgage Loan at the Subsidiary Pass-Through Rate, (iii) the amount by which the Purchase Price of each Mortgage Loan purchased pursuant to Sections 2.01, 2.02, 2.03(b),
2.04 or 2.05 hereof or Sections 14.01 or 14.03 of the Reference Agreement or the Repurchase Price of each Mortgage Loan purchased pursuant to Section
15.01 of the Reference Agreement exceeds the sum of (a) the Principal Balance of such Mortgage Loan, plus (b) accrued interest on such Principal Balance at the related Subsidiary Pass-Through Rate to the next scheduled Due Date of such Mortgage Loan, and (iv) upon termination of the obligations created by the Agreement and the Subsidiary Trust Fund created thereby, the amounts which remain on deposit in the Certificate Account, after payment to the holders of Subsidiary Regular Interest Certificates of the amounts set forth in Section 13.02(d) of the Agreement and subject to the conditions set forth therein.

         Subsidiary Residual Interest Holder: The holder of the Subsidiary Residual Interest Certificate, being initially [ ].

         Subsidiary Trust Certificates: The Subsidiary Regular Interest Certificates and the Subsidiary Residual Interest Certificate.

         *Subsidiary Trust Fund: The corpus of the subsidiary trust created by this Agreement consisting of (i) the Mortgage Loans and all distributions thereon payable after the Cut-off Date, net of any amounts payable to the Master Servicer and any Servicer, as provided in this Agreement, (ii) the Certificate Account and Custodial Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement and net of any amounts payable to the Master Servicer and any Servicer in accordance with the provisions of this Agreement, (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed in lieu of foreclosure or otherwise, and (iv) the rights of the Subsidiary Trust Certificateholders in the Primary Mortgage Insurance Policies and any other insurance policies with respect to the Mortgage Loans, and (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property. The "regular interests" (within the meaning of Section 860G of the Code) in the Subsidiary Trust Fund shall consist of the Subsidiary Regular Interest Certificates and the "residual interest" (within the meaning of Section 860C of the Code) in the Subsidiary Trust Fund shall consist of the Subsidiary Residual Interest Certificate.

         *Trust Receipt:  The meaning specified in Section 3.17 hereof.

         *Trustee: _______________________, a ____________ ___________, not
in its individual capacity, but solely in its capacity as trustee for the benefit of the Subsidiary Trust Certificateholders and as trustee for the benefit of the Master Trust Certificateholders under this Agreement, and any successor thereto, as provided herein.

         *Uninsured Cause:  [Not Applicable]

         *VA: The Veterans Administration, an agency of the United States of America, or any successor department or agency.

         *VA Loan: A Mortgage Loan covered by a VA Loan Guaranty
Certificate.

         *VA Loan Guaranty Certificate:  [Not Applicable]

         *VA Regulations:  [Not Applicable]

         *Voting Rights: The portion of the aggregate voting rights of all the Certificates evidenced by a Certificate. At any time that any Class A or Class B Certificates are outstanding (i) the Voting Rights of a Class A or Class B Certificate at any time shall be obtained by dividing the then outstanding Certificate Principal Balance of such Certificate by the aggregate Certificate Principal Balances at such time of all the Class A and Class B Certificates, and (ii) the Subsidiary Regular Interest and the Subsidiary Residual Interest shall have no Voting Rights. At any time that no Class A or Class B Certificates are outstanding (i) the Voting Rights of any Subsidiary Regular Interest Certificate shall equal the percentage calculated by dividing the aggregate Principal Balance of the Mortgage Loan relating to the Subsidiary Regular Interest indicated on Schedule 1 to such Subsidiary Regular Interest Certificate by such aggregate Principal Balance of all Mortgage Loans, and (ii) the Subsidiary Residual Interest shall have no Voting Rights.

         *Warranty and Servicing Agreement: If provided for in the applicable Reference Agreement, a Servicing Agreement providing for the servicing of Mortgage Loans in such form as has been approved by the Depositor.

                                 ARTICLE II

                       CONVEYANCE OF MORTGAGE LOANS;
                       REPRESENTATIONS AND WARRANTIES

         SECTION 2.01. Conveyance of Mortgage Loans.

         The Depositor, concurrently with the execution and delivery hereof, shall in the manner specified in Section 11.02 of the Reference Agreement sell, transfer, assign, set over and otherwise convey to the Trustee for the benefit of the Subsidiary Trust Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans listed on the Mortgage Loan Schedule, including all interest and principal received or receivable by the Depositor on or with respect to the Mortgage Loans after the Cut-off Date, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, together with all its right, title and interest in and to the proceeds of any related Insurance Policies under which the Trustee for the benefit of the Subsidiary Trust Certificateholders is not named as loss payee and any other insurance policies with respect to the Mortgage Loans.

         In connection with any such transfer and assignment, the Depositor shall deliver to, and deposit with, the Trustee for the benefit of the Subsidiary Trust Certificateholders the following documents or instruments with respect to each Mortgage Loan so assigned:

              (i) the Mortgage Note, endorsed to the order of the Trustee, as trustee for the benefit of the Holders from time to time of the Subsidiary Trust Certificates of the related Series, without recourse, and if the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed on behalf of the Mortgagor by another person, the original power of attorney or other instrument that authorized and empowered such person to sign, or a copy of the original power of attorney or other instrument certified by the relevant public recording office in those instances in which the public recording office retains the original;

              (ii) the original Mortgage, as recorded, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the relevant public recording office;

              (iii) an original assignment from the Depositor (which may be included in a blanket assignment) of the Mortgage;

              (iv) the original copy of all assumption and modification agreements, if any, with respect to such Mortgage Loan;

              (v) the original commitment or certificate of Primary Mortgage Insurance Policy, if the Loan-to-Value Ratio listed on the Mortgage Loan Schedule exceeds 80%; and

              (vi) The original title policy and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within ____ days of the Delivery Date. The policy must affirmatively insure ingress and egress and insure against encroachments by or upon the Mortgaged Property or any interest therein.

         In the event that, in connection with any Mortgage Loan the Depositor cannot deliver the original recorded Mortgage or an original recorded assignment of the Mortgage with evidence of recording thereon (other than the assignment referred to in Section 2.01 (iii)) concurrently with the execution and delivery hereof solely because of a delay caused by the public recording office where such Mortgage has been delivered for recordation, the Depositor shall deliver, or cause the Master Servicer or the related Servicer to deliver, to the Trustee a true copy of such Mortgage or assignment of the Mortgage certified by the Master Servicer evidencing that such Mortgage or assignment of the Mortgage has been delivered to the appropriate public recording official for recordation. The Depositor shall promptly deliver, or cause the Master Servicer or the related Servicer to deliver, to the Trustee for the benefit of the Subsidiary Trust Certificateholders (i) such original Mortgage or assignment of the Mortgage with evidence of recording indicated thereon upon receipt thereof from the public recording official or from the Master Servicer or the related Servicer, (ii) upon discovery of any defect or omission in the deliveries of any item (ii) through (v) above with respect to any Mortgage Loan, a correct and complete document or instrument meeting the requirements of such item, but in no event shall any such delivery be made later than ___ days following the date of initial issuance of the Certificates of the related Series. From time to time the Servicers or the Master Servicer may forward to the Trustee for the benefit of the Subsidiary Trust Certificateholders additional original documents evidencing an assumption or modification of a Mortgage Loan.

         The Master Servicer shall promptly cause to be recorded in the appropriate public office for real property records each assignment with respect to each Mortgaged Property located in the States of ________________ referred to in this Section 2.01. If any assignment is returned unrecorded to the Master Servicer because of any defect therein, the Master Servicer shall promptly notify the Trustee, the Depositor and the related Servicer of such defect and request that such Servicer cure or correct such defect and cause such assignment to be recorded in accordance with this paragraph or, if such Servicer does not cure or correct such defect or in the event such defect cannot be so cured, that such Servicer either (a) substitute a Replacement Mortgage Loan or Loans for the related Mortgage Loan, which substitution must occur within the time period specified in Section 11.12 of the Reference Agreement and which shall be subject to the conditions set forth in Section 2.04 and the terms and conditions with respect to substitution in Section 11.12 of the Reference Agreement; or (b) repurchase such Mortgage Loan at the Purchase Price therefore, in the manner provided in Section 2.02 hereof; provided that if the Mortgage Loan is a Nonsubserviced Mortgage Loan on the Delivery Date, the Master Servicer shall promptly substitute for or repurchase such Mortgage Loan as provided above. The Servicer shall give notice in writing to the Trustee in the event of either (a) or (b) above.

         In the case of Mortgage Loans that have been prepaid in full after the Cut-off Date and prior to the Delivery Date, the Depositor, in lieu of delivering the above documents to the Trustee for the benefit of the Subsidiary Trust Certificateholders, will deposit in the Certificate Account the amount with respect to such payment that is required to be deposited in the Certificate Account pursuant to Section 3.08 hereof.

         SECTION 2.02. Acceptance by Trustee.

         The Trustee will hold the documents referred to in Section 2.01 above and the other documents constituting a part of the Mortgage Files delivered to it with respect to a Series in trust for the use and benefit of all present and future Subsidiary Trust Certificateholders of such Series. Upon execution and delivery of this Agreement, the Trustee will provide the Depositor with an initial certification in the form set forth as Exhibit G hereto, subject to any exceptions noted therein, acknowledging receipt of the proper number of Mortgage Files and receipt of an original Mortgage Note, endorsed as provided in Section 2.01(i), and an original Mortgage (or a certified copy thereof, as provided in Section 2.01(ii)) with respect to each Mortgage Loan listed on the Mortgage Loan Schedule. Within 60 days after the execution and delivery of this Agreement, the Trustee shall ascertain that all documents required to be delivered to it pursuant to Section 2.01 hereof are in its possession, and shall deliver to each Certificateholder of the Subsidiary Trust Fund a certification (the "Final Certification") in the form set forth as Exhibit H hereto to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule:
(i) all documents required to be delivered to the Trustee pursuant to this Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered, and such documents relate to such Mortgage Loan, (iii) based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule respecting such Mortgage Loan accurately reflects the information contained in the documents in the Mortgage File and (iv) each Mortgage Note has been endorsed and each assignment of mortgage has been prepared as provided in
Section 2.01 hereof. The Trustee, provided it shall hold any Subsidiary Regular Interest Certificates for the benefit of the Master Trust Certificateholders, shall deliver to the Depositor a copy of such Final Certification. If, in the course of such review, the Trustee finds any document or documents constituting a part of a Mortgage File which does not meet the requirements of (i) -- (v) above, the Trustee shall promptly so notify the Master Servicer and the Depositor. The Master Servicer shall promptly notify the related Servicer of such defect and request that such Servicer correct or cure such defect within ___ days from the date the Master Servicer was notified of such defect and, if such Servicer does not correct or cure such defect within such period, that such Servicer, if and to the extent such Servicer is obligated to do so under the related Warranty and Servicing Agreement, either (a) substitute for the related Mortgage Loan a Replacement Mortgage Loan or Loans, which substitution shall be accomplished within the time period set forth in Section 11.12 of the Reference Agreement, in the manner and subject to the conditions set forth in Section 2.04 hereof and in Section 11.12 of the Reference Agreement, or (b) purchase such Mortgage Loan from the Trustee within ____ days from the date the Master Servicer was notified of such defect at the Purchase Price of such Mortgage Loan, provided that if any such Mortgage Loan is a Nonsubserviced Mortgage Loan on the Delivery Date, the Master Servicer shall promptly substitute for or repurchase such Mortgage Loan as provided in this Section. The Purchase Price for any such Mortgage Loan shall be paid to the Master Servicer and deposited by the Master Servicer in the Certificate Account maintained by the Master Servicer pursuant to
Section 3.08 hereof and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release the related Mortgage File to such Servicer or the Master Servicer, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in such Servicer or the Master Servicer, or a designee, title to any Mortgage Loan released pursuant hereto.

         In the event that a Servicer fails to substitute for or purchase any Mortgage Loan that it is required to purchase pursuant to this Section 2.02, the Master Servicer shall substitute for such Mortgage Loan within the time period specified and in the manner set forth in Sections 2.04 hereof and Section 11.12 of the Reference Agreement, or purchase such Mortgage Loan at the Purchase Price and in the manner set forth above, within five Business Days of the Master Servicer's receipt of written demand therefor from the Trustee. Upon receipt by the Trustee of written notification of the deposit of the Purchase Price pursuant to Section 3.08 hereof, signed by a Servicing Officer, the Trustee shall release the related Mortgage File to the Master Servicer, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee title to any Mortgage Loan purchased pursuant hereto.

         The Trustee shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Master Servicer shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of such other documents or instruments that constitute part of the Mortgage File that come into the possession of the Master Servicer from time to time.

         It is understood and agreed that the obligation of the Servicer and Master Servicer to substitute for or to purchase any Mortgage Loan which does not meet the requirements of (i) -- (iv) above shall constitute the sole remedy respecting such defect available to the Trustee on behalf of the Subsidiary Trust Certificateholders.

         SECTION 2.03. Representations, Warranties and Covenants of the
                       Master Servicer.

         (a) The Master Servicer hereby represents and warrants to, and covenants with, the Depositor and the Trustee that, as of the date hereof:

              (i) the Master Servicer is a [ ], duly organized, validly existing and in good standing under the laws of [ ] and is duly authorized and qualified to transact any and all business contemplated by this Agreement and is, or will be, in compliance with the laws of any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is, or will be, in compliance with the doing business laws of any such State, to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

              (ii) the Master Servicer has the full corporate power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of the Master Servicer the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the Depositor and the Trustee, constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefore may be brought and except that the rights to indemnification under this Agreement with respect to claims under the Securities Act of 1933 may be limited by public considerations;

              (iii) the execution and delivery of this Agreement by the Master Servicer, the servicing of the Mortgage Loans by the Master Servicer hereunder, the consummation of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Master Servicer and will not (A) result in a material breach of any term or provision of the charter or by-laws of the Master Servicer or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Master Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to the Master Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Master Servicer; and the Master Servicer is not a party to, bound by, or in breach or violation of any material indenture or other material agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects, or, to the Master Servicer's knowledge would in the future materially and adversely affect, (x) the ability of the Master Servicer to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of Master Servicer taken as a whole;

              (iv) the Master Servicer is, and will remain, subject to supervision and examination by any state or federal authority as may be applicable and will remain in good standing and qualified to do business where so required by applicable law and is, and will remain an approved servicer of conventional mortgage loans for FNMA or FHLMC;

              (v) no litigation is pending or, to the best of the Master Servicer's knowledge, threatened, against the Master Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Master Servicer to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

              (vi) the Master Servicer will at all times comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Required Insurance Policy;

              (vii) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor or the Trustee and prepared by the Master Servicer pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, certificate, statement or report not misleading;

              (viii) except for permits and similar authorization required under the securities or "blue sky" laws no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Master Servicer has obtained the same; and

              (ix) in the performance of its servicing obligations, hereunder, the Master Servicer will not, by act or omission, materially impair the value of any Mortgage Loan.

         (b) With the provisos and limitations as to remedies set forth in this Section 2.03(b) the Master Servicer hereby (i) represents and warrants to the Depositor and the Trustee for the benefit of the Subsidiary Trust Certificateholders with respect to each Mortgage Loan that no action has been taken or failed to have been taken, no event has occurred and no state of facts exists or has existed on or prior to the Delivery Date (whether or not known to the Master Servicer on or prior to such date) that has resulted, or that will result, in an exclusion from, denial of, or defense to coverage under a Primary Mortgage Insurance Policy for any Mortgage Loan (including, without limitation, any exclusions, denials or defenses that would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured, whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Master Servicer, a Servicer of such Mortgage Loan, the related Mortgagor or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer's breach of such insurance policy or such insurer's financial inability to pay or by reason of a determination by such insurer that the loss suffered was a loss not insured by the terms and provisions of such insurance policy), and (ii) covenants that within ___ days of its discovery or its receipt of written notice of breach of this representation and warranty, any representation or warranty set forth in Section 2.03(a) hereof or 14.01 of the Reference Agreement as provided in Section 2.03(c) hereof, the Master Servicer shall cure such breach in all material respects or, subject to the limitations set forth in
Section 2.04, shall either (a) substitute a Replacement Mortgage Loan or Loans for the related Mortgage Loan, which substitution must occur within the time period specified in Section 11.12 of the Reference Agreement and which shall be subject to the conditions set forth in Sections 2.04 hereof and 11.12 of the Reference Agreement or (b) purchase the Mortgage Loan held for the benefit of the Subsidiary Trust Certificateholders from the Trustee; provided, however, that: (1) any such purchase by the Master Servicer shall be at the Purchase Price and be accomplished in the manner set forth in Section 2.03(d) hereof; (2) no such purchase for a breach of the representation or warranty set forth in this Section 2.03(b) shall be required so long as the Master Servicer either (i) is diligently pursuing remedies against the appropriate insurer or insurers or against the Servicer of the related Mortgage Loan or is contesting in good faith the denial of liability by the appropriate insurer or insurers and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable Primary Mortgage Insurance Policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or the Servicer of the related Mortgage Loan, or (ii) pays to the appropriate payee the amount in respect of such Mortgage Loan that the insurer under any applicable Primary Mortgage Insurance Policy would, in the aggregate, be liable to pay, absent a denial of liability by any of them; provided that, in any event, the Subsidiary Trust Certificateholders will not be adversely affected by reason of the failure of the Master Servicer to purchase such Mortgage Loan under this clause (2); and (3) the obligations of the Master Servicer to purchase any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy against the Master Servicer respecting such breach available to the Subsidiary Trust Certificateholders or the Trustee on behalf of the Subsidiary Trust Certificateholders.

         (c) Upon discovery by the Depositor, the Master Servicer or the Trustee (or upon notice thereof in writing from a Certificateholder) of a breach of a representation and warranty set forth in Section 2.03(a) or 2.03(b) hereof or Section 14.01 of the Reference Agreement that materially and adversely affects the interests of the Subsidiary Trust Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

         (d) The Purchase Price for any Mortgage Loan purchased by the Master Service pursuant to Section 2.03(b) hereof shall be deposited by the Master Servicer in the Certificate Account pursuant to Section 3.08 hereof, and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release the related Mortgage File to the Master Servicer and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest title in the Master Servicer or its designee, as the case may be, in any Mortgage Loan released pursuant thereto.

         (e) The representations and warranties set forth in Section 2.03(a) or 2.03(b) hereof shall survive delivery for the benefit of the Subsidiary Trust Certificateholders of the respective Mortgage Files to the Trustee.

         SECTION 2.04. Representations, Warranties and Covenants of the
                       Depositor as to the Mortgage Loans.

         The Depositor hereby represents and warrants to the Trustee with respect to each Mortgage Loan as of the date hereof or such other date set forth herein that:

              (i) as of the Cut-off Date specified in the Reference Agreement, no Mortgage Loan is more than 30 days delinquent in payment of principal and interest;

              (ii) the information set forth in the Mortgage Loan Schedule attached to the Reference Agreement is true and correct in all material respects at the date or dates respecting which such information is furnished;

              (iii) as of the date of the initial issuance of the Certificates pursuant to the Reference Agreement, each Mortgage Loan does not have an initial Loan-to-Value Ratio in excess of [ ]%;

              (iv) the Mortgaged Property consists of a single parcel of real property with a detached single-family residence or a de minimis PUD erected thereon, an individual condominium unit or a dwelling in a planned unit development that conforms with applicable FNMA or FHLMC requirements regarding such dwellings; and the residence of dwelling is not a mobile home or a manufactured dwelling;

              (v) [Not applicable]; and

              (vi) immediately prior to the date of the initial issuance of the Certificates, the Depositor had good title to each Mortgage Loan and each such Mortgage Loan was free of offsets, defenses or counterclaims.

         It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files for the benefit of the Subsidiary Trust Certificateholders to the Trustee. Upon discovery by the Depositor, the Master Servicer or the Trustee (or upon written notice thereof from any Certificateholder) of a breach or breaches of any of the representations and warranties set forth in this Section 2.04 that materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach or breaches shall give prompt written notice to the other parties. The Master Servicer shall promptly notify the related Servicer of such breach and request that such Servicer correct or cure such breach within __ days from the date the Master Servicer was notified of such breach and, if such Servicer does not correct or cure such breach within such period, or if such breach cannot be so cured, that such Servicer, if and to the extent that such Servicer is obligated to do so under the related Warranty and Servicing Agreement, either (a) remove such Mortgage Loan (a "Deleted Mortgage Loan") from the Subsidiary Trust Fund and substitute in its place a Replacement Mortgage Loan within the time period specified in the Reference Agreement, in the manner and subject to the conditions set forth in this Section and in the Reference Agreement; or (b) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price and in the manner set forth in Section 2.02 hereof, provided that if any such Mortgage Loan is a Nonsubserviced Mortgage Loan on the Delivery Date, the Depositor shall substitute for or repurchase the Mortgage Loan as provided above.

         Subject to the terms and conditions set forth in Section 11.12 of the Reference Agreement with respect to such substitution, as to any Replacement Mortgage Loan or Loans, the related Servicer or the Depositor, and the case may be, shall deliver to the Trustee for the benefit of the Subsidiary Trust Certificateholders for such Replacement Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by
Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly payments due with respect to Replacement Mortgage Loans in the month of substitution shall not be part of the related Subsidiary Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to the related Servicer or the Depositor, as the case may be, on the next succeeding Distribution Date. For the month of substitution, distributions to Subsidiary Trust Certificateholders will include the monthly payment due on such Deleted Mortgage Loan for such month and thereafter such Servicer shall be entitled to retain all amounts received in respect of or the Depositor, as the case may be, shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Subsidiary Trust Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Replacement Mortgage Loan or Loans. Upon such substitution, the Replacement Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Warranty and Servicing Agreement in all respects, the Servicer shall be deemed to have made the representations and warranties with respect to such Mortgage Loan contained in the related Warranty and Servicing Agreement, as of the date of substitution, and the Depositor and the Master Servicer shall be deemed to have made with respect to such Replacement Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section as to the Depositor and Section 2.03 as to the Master Servicer. Upon any such substitution, the Trustee shall release the Mortgage File held for the benefit of the Subsidiary Trust Certificateholders relating to such Deleted Mortgage Loan to the related Servicer or the Depositor, as the case may be, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest title in such Servicer or the Depositor, or the respective designee of either, as the case may be, to any Deleted Mortgage Loan substituted for pursuant to this Section 2.04.

         Subject to the terms and conditions set forth in Section 11.12 of the Reference Agreement with respect to such substitution, for any month in which a Servicer or the Depositor substitutes one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Replacement Mortgage Loans as of the date of substitution is less than the aggregate Principal Balance of all such Deleted Mortgage Loans (after application of scheduled principal portion of the monthly payments due in the month of substitution). The amount of such shortage shall be deposited into the Certificate Account by such Servicer or the Depositor in the month of substitution pursuant to Section 3.08, without any reimbursement therefor, and the Servicer or the Depositor, as the case may be, shall give notice in writing to the Trustee of such event.

         In the event that a Person shall have repurchased a Mortgage Loan, upon receipt by the Trustee of written notification of the deposit of the Purchase Price pursuant to Section 3.08 hereof, signed by a Servicing Officer, the Trustee shall release the related Mortgage File held for the benefit of the Subsidiary Trust Certificateholders to the related Servicer including the Master Servicer, or the Depositor, and the Trustee shall execute and deliver the related instruments of transfer or assignment, in each case without recourse, as shall be necessary to transfer title from the Trustee for the benefit of the Subsidiary Trust Certificateholders and vest title in such related Servicer (including the Master Servicer) or the Depositor, or the respective designee of either, as the case may be, to any Mortgage Loan purchased pursuant to this Section 2.04. In the event that the related Servicer (including the Master Servicer) does not repurchase or substitute for a Mortgage Loan as to which a breach has occurred and is continuing, the Depositor shall either repurchase such Mortgage Loan or substitute a Replacement Mortgage Loan, in the manner specified in this
Section 2.04. It is understood and agreed that the obligation under this Agreement or the Reference Agreement of any Person to repurchase any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Subsidiary Trust Certificateholders or the Trustee on their behalf, except as provided in Section 2.03(b) and 2.05 hereof.

         SECTION 2.05. Representations and Warranties of Servicers.

         (a) Upon the discovery by the Depositor, the Master Servicer or the Trustee (or upon notice thereof in writing from a Certificateholder) of a breach or beaches of any of the representations and warranties made in a Warranty and Servicing Agreement in respect of any Mortgage Loan, which breach or breaches, individually or in the aggregate, materially and adversely affect the interests of the Subsidiary Trust Certificateholders, the party discovering such breach shall give prompt written notice to the other parties. The Master Servicer shall promptly notify the related Servicer of such breach and request that such Servicer cure such breach within ___ days from the date the Master Servicer discovers, or received written notification of, such breach, and if such Servicer does not cure such breach in all material respects, that such Servicer, if and to the extent that such Servicer is obligated to do so under the related Warranty and Servicing Agreement, either (a) substitute a Replacement Mortgage Loan or Loans for the related Mortgage Loan, which substitution must occur within the time period specified in Section 11.12 of the Reference Agreement and shall be subject to the conditions set forth in Section 2.04 and Section 11.12 of the Reference Agreement, or (b) purchase such Mortgage Loan held for the benefit of the Subsidiary Trust Certificateholders from the Trustee at the Purchase Price and in the manner set forth in Section
2.02 hereof. Upon receipt by the Trustee of written notification of the deposit of the Purchase Price pursuant to Section 3.08 by the Servicer signed by a Servicing Officer, the Trustee shall release the related Mortgage File to such Servicer and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest title to any Mortgage Loan purchased pursuant to this Section 2.05(a) in such Servicer or its respective designees. Except as set forth in Section 2.03(b) and Section 2.04 hereof, it is understood and agreed that the obligation of such Servicer to substitute for or to purchase any Mortgage Loan as to which such breach (or breaches) has occurred and is continuing shall constitute the sole remedy respecting such breach or breaches available to the Trustee on behalf of the Subsidiary Trust Certificateholders.

         (b) In the case of a Mortgage Loan that the Master Servicer becomes obligated to purchase pursuant to Section 2.03(b) hereof and a Servicer becomes obligated to purchase pursuant to Section 2.05(a) hereof, the Master Servicer shall, so long as all advances are being made in respect of such Mortgage Loan pursuant to Section 3.09, Section 4.01 or
Section 4.03 hereof, first require the Servicer to substitute for or to purchase such Mortgage Loan pursuant to Section 2.05(a) hereof, second, if such Servicer has defaulted in its obligation to substitute for or to purchase such Mortgage Loan (but without relieving it of its obligation to make such purchase), present claims under the relevant Required Insurance Policies to the extent the Master Servicer believes any such Required Insurance Policy may cover the loss in respect of such Mortgage Loan, and, third, if any loss in respect of such Mortgage Loan is not fully covered by the required Insurance Policies, subject to the limitations set forth in
Section 2.03(b) hereof, purchase such Mortgage Loan in accordance with Sections 2.03(b) and 2.03(d) hereof. If all advances are not being made in respect of such Mortgage Loan pursuant to Section 3.09, Section 4.01 or
Section 4.03 hereof, the Servicer does not substitute for or purchase such Mortgage Loan pursuant to Section 2.05(a) hereof within seven days after such request and any claims presented under any Required Insurance Policies in accordance with the next preceding sentence are not paid in full within 14 days after such request, the Master Servicer shall, subject to the limitations set forth in Section 2.03(b) hereof, purchase such Mortgage Loan in accordance with Sections 2.03(b) and 2.03(d) hereof.

         SECTION 2.06. Assignment of Rights under Warranty and Servicing
                       Agreements.

         The Depositor hereby assigns to the Trustee all its right, title and interest in respect of each Warranty and Servicing Agreement applicable to a Mortgage Loan identified in the Mortgage Loan Schedule attached as Exhibit F hereto insofar as such Warranty and Servicing Agreement relates to the administration and servicing of the Mortgage Loans serviced thereunder, which right, title and interest may be enforced by the Master Servicer on behalf of the Depositor, the Trustee and the Certificateholders. The Master Servicer shall enforce the provisions of the Warranty and Servicing Agreements relating to the administration and servicing of the Mortgage Loans serviced thereunder in accordance with the provisions of Article III.

                                ARTICLE III

               ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         SECTION 3.01. Master Servicer to Act as Servicer.

         For and on behalf of the Trustee and the Subsidiary Trust Certificateholders, the Master Servicer shall service and administer the Mortgage Loans in accordance with prudent mortgage loan servicing standards and procedures generally accepted in the mortgage banking industry and generally in accordance with FNMA guidelines except as otherwise expressly provided in this Agreement. In connection with such servicing and administration, the Master Servicer shall have full power and authority, acting alone and/or through Servicers as provided in Section 3.02 hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof
(i) to execute and deliver, on behalf of the Subsidiary Trust Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that the Master Servicer shall take no action that is inconsistent with or prejudices the interests of the Trustee or the Subsidiary Trust Certificateholders in any Mortgage Loan or the rights and interests of the Depositor, the Trustee and the Subsidiary Trust Certificateholders under this Agreement. Without limiting the generality of the foregoing, the Master Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Master Servicer believes it appropriate in its best judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Subsidiary Trust Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharges and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Subsidiary Trust Certificateholders. The Master Servicer shall promptly notify the Trustee of any such execution and delivery. The Depositor and the Trustee for the benefit of the Subsidiary Trust Certificateholders shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans.

         In accordance with the standards of the preceding paragraph, the Master Servicer, with respect to any Nonsubserviced Mortgage Loan and otherwise, to the extent the related Servicer does not do so, shall advance or cause to be advanced funds as necessary for the purpose of effecting the timely payment of taxes and assessments on the Mortgaged Property and related insurance premiums, which advances, except as otherwise provided in
Section 11.22 of the Reference Agreement, shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to
Section 3.08 hereof, and further as Liquidation Expenses as provided in
Section 3.16 hereof and may be withdrawn from the Certificate Account pursuant to Section 3.12 hereof. All costs incurred by the Master Servicer or by the related Servicers in effecting the timely payments of taxes and assessment on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Subsidiary Trust Certificateholders, be added to the Principal Balance under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

         The Master Servicer shall act as agent on behalf of the Subsidiary Trust Fund and the Master Trust Fund and that in such capacity it shall:
(a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year for each Trust Fund when and as required by the REMIC Provisions and other applicable federal income tax laws; (b) make an election, on behalf of each Trust Fund, to be treated as a REMIC on the federal tax return of the Trust Fund for its first taxable year, in accordance with the REMIC Provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the respective Certificateholders of each Trust Fund and to any governmental taxing authority all information reports as and when required to be provided to them in accordance with the REMIC Provisions; (d) conduct the affairs of each Trust Fund so as to maintain the status thereof as REMIC under the REMIC Provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any Trust Fund; and (f) pay the amount of any federal prohibited transaction penalty taxes imposed on any Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Master Servicer shall be entitled to be indemnified by the Subsidiary Trust Fund for any such prohibited transaction penalty taxes to the extent that the Master Servicer's failure to exercise reasonable care was not the primary cause for the imposition of such prohibited transaction penalty taxes.

         SECTION 3.02. Enforcement of the Obligations of Servicers.

         (a) For purposes of this Agreement, the Master Servicer shall be deemed to have received the payments on the Mortgage Loans referred to in Sections 3.08, 3.09, 3.10 hereof when the related Servicer has received such payments and shall remain obligated to deposit such payments in accordance with Sections 3.08, 3.09 and 3.10 hereof, regardless of whether such payments are remitted by the Servicer to the Master Servicer, subject to the provisions of Section 4.03. The Master Servicer and the related Servicer may enter into amendments to the Warranty and Servicing Agreement; provided, however, that any such amendments shall be consistent with and shall not violate the provisions of this Agreement; and provided further, that the substance of any such material amendment or material change shall be transmitted promptly to the Depositor, the Trustee and the Rating Agency.

         (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Depositor, the Trustee and the Subsidiary Trust Certificateholders, shall supervise, administer, monitor and oversee the servicing of the Mortgage Loans that are not serviced by it directly, and shall enforce the obligations of each Servicer under the related Warranty and Servicing Agreement. Such enforcement shall include, without limitation, the legal prosecution of claims, termination of Warranty and Servicing Agreements, as appropriate, and the pursuit of other appropriate remedies, and shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

         (c) During the term of this Agreement, the Master Servicer shall consult fully with each of the Servicers as may be necessary from time to time to perform and carry out the Master Servicer's obligations hereunder and receive, review and evaluate all reports, information and other data that are provided to the Master Servicer by each Servicer and otherwise exercise reasonable efforts to cause each Servicer and to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Warranty and Servicing Agreement. If any Servicer materially breaches or fails to perform or observe any material obligations or conditions of its Warranty and Servicing Agreement, the Master Servicer shall promptly deliver to the Depositor and to the Trustee an Officers' Certificate certifying that such Servicer is in default and describing the events and circumstances giving rise to the default and what action (if any) has been, or is to be, taken by the Servicer to cure the default and setting forth the action to be taken by the Master Servicer.

         SECTION 3.03. Successor Servicers.

         Upon the request of a Servicer, the Master Servicer or the related Servicer shall be entitled to terminate or assign the rights of the Servicer under the related Warranty and Servicing Agreement in accordance with the terms and conditions of such Warranty and Servicing Agreement. The Master Servicer will not reasonably withhold its consent to the transfer of the servicing obligations; provided, however, that in the event of termination or assignment of the rights of the Servicer under any Warranty and Servicing Agreement by the Master Servicer or the Servicer, the Master Servicer shall act in accordance with Section 3.04; and provided further that no assignment of the Servicer's rights and obligations under a Warranty and Servicing Agreement may be effected without the consent of the Trustee. No such termination shall affect the right of a Servicer to receive any Retained Yield provided for in the Warranty and Servicing Agreement.

         SECTION 3.04. Termination of the Rights of Servicers.

         If the Master Servicer terminates the rights of a Servicer under any Warranty and Servicing Agreement, the Master Servicer shall assume the obligations of the related Servicer under the terminated Warranty and Servicing Agreement, or at the Master Servicer's election, enter into a substitute servicing agreement with another mortgage loan service company reasonably acceptable to the Trustee and the Master Servicer under which such mortgage loan service company shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by the terminated Servicer, regardless of whether such liabilities, duties, responsibilities or obligations shall have accrued before or after the termination of the rights of such Servicer, including but not limited to, the Servicer's obligations, if any, to purchase certain Mortgage Loans and any other liabilities or obligations of the Servicer arising from the breach of any representations and warranties contained in the related Warranty and Servicing Agreement; provided, however, that any such substitute servicer and any such substitute servicing shall satisfy the requirements of Sections 3.01 and 3.02. If the Master Servicer shall nevertheless assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations which otherwise were to have been satisfied, performed and carried out by the Servicer under such terminated Warranty and Servicing Agreement until a substitute Servicer has been appointed and designated and a substitute servicing agreement has been entered into by the Master Servicer and such substitute servicer.

         SECTION 3.05. Liability of the Master Servicer.

         Notwithstanding the provisions of any Warranty and Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Servicer or reference to actions taken through a Servicer or otherwise, the Master Servicer shall remain obligated and liable to the Depositors, the Trustee and the Subsidiary Trust Certificateholders of the related Series for the servicing and administering of the Mortgage Loans included in the Subsidiary Trust Fund for such Series in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Warranty and Servicing Agreements or agreements or arrangements or by virtue of indemnification from the Servicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with the Depositor or a Servicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         SECTION 3.06. Rights of the Depositor and the Trustee in Respect
                       of the Master Servicer.

         The Master Servicer shall afford the Depositor and the Trustee, upon reasonable notice, during normal business hours, access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer hereunder or otherwise.

         SECTION 3.07. Trustee to Act as Master Servicer.

         In the event that the Master Servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of an Event of Default), the Trustee or its designee shall thereupon assume all of the rights and obligations of the Master Servicer hereunder arising thereafter (except that the Trustee shall not be liable for losses of the Master Servicer pursuant to Section 3.08 hereof, obligated to make Monthly Advances if prohibited by applicable law, nor to effectuate repurchases or substitutions of Mortgage Loans hereunder, including pursuant to Sections 2.01, 2.02, 2.03 or 2.05 hereof or Sections 14.01 or 14.03 of the Reference Agreement and except that the Trustee makes no representations and warranties hereunder, including pursuant to Section 2.03 of the first paragraph of Section 6.02 hereof or Section 14.01 of the Reference Agreement). If the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default), the Master Servicer shall thereupon terminate each Warranty and Servicing Agreement or substitute subservicing agreement that may have been entered into and the Trustee, its designee or the successor servicer for the Trustee shall not be deemed to have assumed any of the Master Servicer's interest therein or to have replaced the Master Servicer as a party to any such agreement. The Master Servicer shall not thereby be relieved of any liability or obligations under the Warranty and Servicing Agreement or substitute servicing agreement.

         The Master Servicer shall, upon request of the Trustee, but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Warranty and Servicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Warranty and Servicing Agreement or substitute servicing agreement to the assuming party.

         SECTION 3.08. Collection of Mortgage Loan Payments; Certificate
                       Account.

         The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Mortgage Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held in its own portfolio and serviced by the Master Servicer. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) only upon determining that the coverage of such Mortgage Loan by any related Primary Mortgage Insurance Policy will not be affected, extend the due dates for payments due on a Mortgage Note for a period not greater than 270 days. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements.

         The Master Servicer shall establish and maintain, in the name of the Trustee on behalf of the Subsidiary Trust Certificateholders, the Certificate Account, in which the Master Servicer shall deposit on a daily basis, or as and when received from the Servicers except as otherwise specifically provided herein, the following payments and collections received or made by it subsequent to the Cut-off Date (other than in respect of principal of and interest on the Mortgage Loans due on or before the Cut-off Date):

              (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans net of any portion of such payments that represent Nonrecoverable Advances;

              (ii) all payments on account of interest (net of any portion thereof retained by the related servicer (including the Master Servicer), if any, as servicing compensation) on the Mortgage Loans;

              (iii) all Insurance Proceeds and Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures, net of Liquidation Expenses, unpaid servicing compensation and Nonrecoverable Advances;

              (iv) [not applicable];

              (v) [not applicable];

              (vi) all Monthly Advances made by the Master Servicer pursuant to Sections 4.01, 4.03 or 4.05 hereof and all Servicer Advances, as described in Section 3.09 hereof;

              (vii) any amount required to be deposited by the Master Servicer pursuant to the second succeeding paragraph of this
         Section 3.08 in connection with any losses on Eligible
         Investments;

              (viii) any amounts required to be deposited by the Master Servicer pursuant to Sections 3.13 and 3.14 hereof;

              (ix) all proceeds of any Mortgage Loans or property acquired in respect of the Mortgage Loans purchased pursuant to Sections 2.01, 2.02, 2.03(b), 2.04, 2.05, 3.15 or 9.01 hereof and all amounts required to be deposited in connection with the substitution of Replacement Mortgage Loans pursuant to Sections 2.01, 2.02, 2.03(b), 2.04 or 2.05 hereof;

              (x) [not applicable]; and

              (xi) any other amounts required to be deposited in the Certificate Account pursuant to this Agreement.

         The foregoing requirements for deposit by the Master Servicer in the Certificate Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by the Master Servicer in the Certificate Account. In the event that the Master Servicer shall deposit in the Certificate Account any amount not required to be deposited therein and not otherwise subject to withdrawal pursuant to Section 3.12 hereof, it may at any time withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such withdrawal may be accomplished by delivering an Officers' Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds deposited by the Master Servicer in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section
3.12. In no event shall the Trustee incur liability for withdrawals from the Certificate Account by the Master Servicer.

         The Master Servicer may cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Eligible Investments, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that if such Eligible Investment is an obligation of the institution that maintains the Certificate Account, then such Eligible Investment shall mature not later than such Distribution Date) and shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Trustee for the benefit of the Subsidiary Trust Certificateholders (in its capacity as such) or its nominee. All income and gain net of any losses realized from any such investment shall be for the benefit of the Master Servicer as part of its Servicing Fee and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

         The Master Servicer shall give notice to the Trustee, the Rating Agency and the Depositor of the location of the Certificate Account, and of any change thereof, prior to the use thereof.

         If so specified and to the extent set forth in the Reference Agreement with respect to a Series, amounts to be deposited in the Certificate Account pursuant to this Section 3.08 shall instead be deposited by the Master Servicer in a Custodial Account and remitted, net of amounts withdrawn pursuant to Section 3.12 hereof, by wire transfer of immediately available funds to the Certificate Account established by the Trustee pursuant to the Reference Agreement on the date specified in such Reference Agreement.

         SECTION 3.09. Servicing Accounts.

         In those cases where a Servicer is servicing a Mortgage Loan pursuant to a Warranty and Servicing Agreement, the Servicer will, pursuant to the Warranty and Servicing Agreement, be required to establish and maintain one or more Servicing Accounts. The Servicer will be required thereby to deposit into the Servicing Account on a daily basis all proceeds of Mortgage Loans received by the Servicer, subject to withdrawal to the extent permitted by such Warranty and Servicing Agreement. All amounts held in the Servicing Accounts shall be held in trust for the Trustee for the benefit of the Subsidiary Trust Certificateholders. On the Servicer Remittance Date, the Service will, pursuant to the related Warranty and Servicing Agreement, be required to remit to the Master Servicer for deposit in the Certificate Account an amount equal to the sum of (i) all amounts received by the Servicer with respect to the Mortgage Loans serviced by it as of the Servicer Remittance Date, except (a) any monthly payment prepaid for a Due Date subsequent to the month in which the Service Remittance Date occurs, (b) any amounts received by such Servicer with respect to such Mortgage Loans that constitute a late recovery with respect to an advance previously made by such Servicer with respect to such Mortgage Loans, and (c) any Retained Yield payable to such Servicer under the terms of such Warranty and Servicing Agreement; (ii) all partial Principal Prepayments received in the calendar month prior to the month of the Servicer Remittance Date or applied as of the Due Date in the month of the Servicer Remittance Date; (iii) all Principal Prepayments in full received in the calendar month prior to the month of the Servicer Remittance Date, in each case together with interest received thereon through the date of Prepayment at the applicable Mortgage Rate (net of the related servicing compensation and any Retained Yield payable to such Servicer under the terms of such Warranty and Servicing Agreement) whether or not received from the Mortgagor; and (iv) all Insurance Proceeds and Liquidation Proceeds (net of Liquidation Expenses) received in the calendar month prior to the month of the Servicer Remittance Date. The Servicer may deduct from each remittance, as provided above, an amount equal to the servicing fee to which it is then entitled pursuant to the Warranty and Servicing Agreement, to the extent not previously paid to or retained by it.

         SECTION 3.10. Collection of Taxes, Assessments and Similar Items;
                       Escrow Accounts.

         In addition to the Certificate Account, the Master Servicer shall, and, pursuant to the Warranty and Servicing Agreement, the Servicers will be required to, establish and maintain one or more custodial accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances by Servicers or the Master Servicer) for the payment of taxes, assessments, hazard insurance premiums and Primary Mortgage Insurance Policy premiums or comparable items for the account of the Mortgagors. Escrow Accounts shall be Eligible Accounts.

         Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums or Primary Mortgage Insurance Policy premiums, condominium or PUD association dues, or comparable items, to reimburse the Master Servicer or Servicer out of related collections for any payments made pursuant to Sections 3.01 hereof (with respect to taxes and assessments), 3.13 hereof (with respect to the Primary Mortgage Insurance Policy) and 3.14 hereof (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow

         Account at the termination of this Agreement in accordance with
Section 9.01 hereof. As part of its servicing duties, the Master Servicer shall, and the Servicers will, pursuant to the Warranty and Servicing Agreements, be required to, pay to the Mortgagors interest on funds in the Escrow Account, to the extent required by law.

         The Master Servicer shall, with respect to each Nonsubserviced Mortgage Loan and with respect to each Mortgage Loan serviced under a Warranty and Servicing Agreement, to the extent the related Servicer does not do so, advance the payments referred to in the preceding paragraph that are not timely paid by the Mortgagors; provided, however, that the Master Servicer shall be required to so advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds; Liquidation Proceeds or otherwise; and provided, further, that such cost payments shall be advanced when the tax, premium or other; for which payment is intended is due.

         SECTION 3.11. Access to Certain Documentation and Information
                       Regarding the Mortgage Loans.

         In order to permit any Person to comply with Sections 171 and 1276 of the Code, the Master Servicer shall, upon request, furnish such Person with a statement setting forth the number and principal balance of Mortgage Loans that were originated before [September 27, 1985] and before [July 18, 1984].

         The Master Servicer shall provide the Depositor and the Trustee for the benefit of the Subsidiary Trust Certificateholders access to all records and documentation regarding the Mortgage Loans and all accounts, insurance policies and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it.

         SECTION 3.12. Permitted Withdrawals from the Certificate Account.

         The Master Servicer may, from time to time, make withdrawals from the Certificate Account for the following purposes:

              (i) to pay to itself as servicing compensation that portion of any payment as to interest that equals the Servicing Fee with respect to such Mortgage Loan for the period with respect to which such interest payment was made, and, as additional servicing compensation, earnings on or investment income with respect to funds in the amounts in the Certificate Account credited to the Certificate Account;

              (ii) to reimburse itself for advances made pursuant to Sections 3.01, 3.09, 3.10, 3.13, 3.14, 3.16, 4.01, 4.02 and 4.03
         hereof, such right of reimbursement pursuant to this subclause
         (ii) being limited to amounts received on particular Mortgage Loans (including, for this purpose, Insurance Proceeds, Liquidation Proceeds, amounts representing proceeds of other insurance policies, if any, covering the related Mortgaged Property) which represent late recoveries of payments of principal and/or interest respecting which any such advance was made in the case of advances pursuant to Sections 3.01, 3.09, 3.13, 3.14, 3.16, 4.01, 4.02 and 4.03 hereof;

              (iii) to reimburse itself for any Nonrecoverable Advances;

              (iv) [Not Applicable];

              (v) to reimburse itself from Insurance Proceeds for Insured Expenses and to pay any unpaid servicing compensation to itself, such payment of servicing compensation to be made in accordance with Section 3.19 hereof and being limited to the amount, if any, by which the aggregate of Liquidation Proceeds and Insurance Proceeds received in connection with the liquidation of a defaulted Mortgage Loan is, after the deduction of Insured Expenses, and servicing compensation payable to Servicer of such Mortgage Loan, if any, and any amounts deducted pursuant to subclause (iv) above, in excess of the Principal Balance of such Mortgage Loan, together with accrued and unpaid interest thereon at the Subsidiary Pass - Through Rate;

              (vi) to reimburse itself from Liquidation Proceeds for Liquidation Expenses and, to the extent that Liquidation Proceeds after such reimbursement and any other reimbursement pursuant to subclause (iv) above are in excess of the Principal Balance of the related Mortgage Loan together with accrued and unpaid interest thereon at the Subsidiary Pass-Through Rate, to pay out of such excess the amount of any unpaid servicing compensation with respect to the related Mortgage Loan to itself, and any unpaid servicing compensation to the Servicer (for disbursement in accordance with Section 3.19 hereof;

              (vii) to pay to itself, a Servicer or the Depositor, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Sections 2.01, 2.02, 2.03(b), 2.04 or 2.05, all amounts received thereon and not taken into account in determining the related Principal Balance of such repurchased Mortgage Loan;

              (viii) to reimburse itself or the Depositor for expenses incurred by and reimbursable to it or the Depositor pursuant to
         Section 6.03 hereof;

              (ix) [not applicable];

              (x) to make payments to the Subsidiary Trust
         Certificateholders, or remittances to the Trustee for their benefit in the amounts, and in the manner, specified in this Agreement;

              (xi) to withdraw pursuant to Section 3.08 any amount deposited in the Certificate Account and not required to be deposited therein; and

              (xii) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Section 9.01 hereof or
         Article XV of the Reference Agreement.

         The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to such subclauses
(i), (ii), (iv), (v), (vi), (vii) and (viii).

         SECTION 3.13. Maintenance of the Primary Mortgage Insurance
                       Policies; Collections Thereunder.

         The Master Servicer shall not take, or permit any Servicer to take, any action that would result in loss of coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Master Servicer or Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to keep in full force and effect each such Primary Mortgage Insurance Policy applicable to a Nonsubserviced Mortgage Loan, and shall use its best reasonable efforts to cause each Servicer to keep in full force and effect, each Primary Mortgage Insurance Policy applicable to a Mortgage Loan being serviced by it, until the principal balance of the related Mortgage Loan is reduced to 30% or less of the Appraised Value, in the case of a Mortgage Loan having a Loan-to-Value Ration at origination in excess of 30%. The Master Servicer agrees to pay, with respect to each Nonsubserviced Mortgage Loan, and otherwise, to the extent the related Servicers does not do so, the premiums for each Primary Mortgage Insurance Policy on a timely basis and shall use its best reasonable efforts to cause itself or the Service to be named as loss payee. In the event that the insurer under any Primary Mortgage Insurance Policy shall cease to be qualified to transact a mortgage guaranty insurance business under the laws of the state of its organization or any other state that has jurisdiction over such insurer (or if such insurer's claims-paying ability shall adversely affect the rating on the Certificates of the related Series) or such Primary Mortgage Insurance Policy is cancelled or terminated for any reason, the Master Servicer shall exercise its best reasonable efforts to obtain, or to cause the related Servicer to obtain, from another Qualified Insurer, a replacement policy comparable to such Primary Mortgage Insurance Policy with a total coverage that is equal to the then existing coverage of such Primary Mortgage Insurance Policy at the expense of the Mortgagor. The Master Servicer shall not cancel or refuse to renew any such Primary Mortgage Insurance Policy with respect to Nonsubserviced Mortgage Loan, or consent to the cancellation or refusal to renew any such Primary Mortgage Insurance Policy applicable to any other Mortgage Loan, which is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Mortgage Insurance Policy for such cancelled or non-renewed policy is maintained with an insurer whose claims-paying will not adversely affect the rating on the Certificates of the related Series. In connection with any assumption and modification agreement entered into by the Master Servicer or a Servicer pursuant to Section 3.15, the Master Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption, the Master Servicer shall obtain a replacement Primary Mortgage Insurance Policy, as provided above.

         In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Depositor, the Trustee for the benefit of the Subsidiary Trust Certificateholders and the Subsidiary Trust Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies, and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage loans. Pursuant to Section 3.08 hereof, any amounts collected by the Master Servicer under any Primary Mortgage Insurance Policy shall be deposited in the Certificate Account, subject to withdrawal pursuant to
Section 3.12 hereof. In these cases in which a Mortgage Loan is serviced by a Servicer, the Servicer, on behalf of itself, the Master Servicer, the Depositor, the Trustee for the benefit of the Subsidiary Trust Certificateholders and the Subsidiary Trust Certificateholders, will, pursuant to the related Warranty and Servicing Agreement, be required to present claims to the insurer under the Primary Mortgage Insurance Policy, and deposit all collections thereunder in the related Servicing Account for deposit in the Certificate Account.

         SECTION 3.14. Maintenance of Hazard Insurance and Other Insurance.

         The Master Servicer shall, with respect to Nonsubserviced Mortgage Loans and, with respect to any other Mortgage Loan, to the extent that the related Servicer does not do so, cause to be maintained for each Mortgage Loan, hazard insurance with extended coverage in an amount that is at least equal to the maximum insurable value of improvements securing such Mortgage Loan or its Principal Balance, whichever is less. Each such policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause complying in all material respects in form and substance to applicable FNMA guidelines. The Master Servicer shall also, with respect to Nonsubserviced Mortgage Loans and, with respect to any other Mortgage Loan, to the extent that the related Servicer does not do so, cause to be maintained on property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, liability insurance and, to the extent described below, flood insurance. Pursuant to Section 3.08 hereof, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Certificate Account, subject to withdrawal pursuant to Section 3.12 hereof. Any cost incurred by the Master Servicer or the related Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Subsidiary Trust Certificateholders or remittances to the Trustee for their benefit, be added to the Principal Balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer or the related Servicer out of late payments by the related Mortgagor or out of Insurance Proceeds or Liquidation Proceeds to the extent permitted by the applicable Warranty and Servicing Agreement and by
Section 3.12 hereof. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require additional such insurance. If the Mortgaged Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance to be maintained with respect to a Nonsubserviced Mortgage Loan and, with respect to any other Mortgage Loan, shall cause such flood insurance to be maintained, in the event the related Servicer shall fail to do so. Such flood insurance shall be in an amount equal to the lesser of
(i) the unpaid Principal Balance of the related Mortgage Loan or (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program, if the area in which such Mortgaged Property is located is participating in such program.

         In the event that the Master Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.14, it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Sentence 3.14, and there shall have been a loss that would been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Depositor, the Trustee for the benefit of the Subsidiary Trust Certificateholders and the Subsidiary Trust Certificateholders, claims under any such blanket policy.

         SECTION 3.15. Enforcement of Due-On-Sale Clauses; Assumption
                       Agreements.

         (a) Except as otherwise provided in this Section 3.15(a), when any property subject to a Mortgage has been conveyed by the Mortgagor, the Master Service shall, with respect to Nonsubserviced Mortgage Loans and, with respect to any other Mortgage Loans, to the extent the related Servicer does not do so, to the extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Master Servicer is not required to exercise such rights with respect to a Nonsubserviced Mortgage Loan if the person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto. In the event that the Master Servicer or the related Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any Required Insurance Policy would be adversely affected, or if nonenforcement is otherwise permitted hereunder, the Master Servicer is authorized, subject to Section 3.15(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if so covered before the Master Servicer enters such agreement) by the applicable Required Insurance Policies. The Master Servicer, subject to
Section 3.15(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Master Servicer shall not be deemed to be in default under this Section 3.15(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing, for any reason whatsoever.

         (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.15(a) hereof and to such other limitations or conditions specified in the related Warranty and Servicing Agreement, if any, in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage held for the benefit of the subsidiary Trust Certificateholders that requires the signature of the Trustee held for the benefit of the Subsidiary Trust Certificateholders, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer shall deliver or cause to be delivered to the Trustee for signature the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. The Master Servicer shall also deliver or cause to be delivered to the Trustee with the foregoing documents a letter explaining the nature of such documents and the reason or reasons why the Trustee's signature is required. With such letter, the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer certifying that: (i) a Servicing Officer has examined and approved such documents as to form and substance, (ii) the Trustee's execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (iii) any required consents of insurers under any Required Insurance Policies have been obtained and (iv) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) the interest rate on the Mortgage Loan will not be altered nor will the term of the Mortgage Loan be increased as a result of such assumption or transfer and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, the Master Servicer used the same underwriting standards in evaluating the creditworthiness of the purchaser/transferee as were used in making the original Mortgage Loan, and such release will not (based on the Master Servicer's good faith determination) adversely affect the collectibility of the Mortgage Loan. Upon receipt of such certificate, the Trustee for the benefit of the Subsidiary Trust Certificateholders shall execute any necessary instruments for such assumption or substitution of liability. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee for the benefit of the Subsidiary Trust Certificateholders and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer as additional servicing compensation.

         In the event that the Master Servicer, in connection with any such assumption or modification agreement or supplement to the Mortgage Note, is unable to deliver the certificate of the Servicing Officer set forth above, the Master Servicer shall purchase, or cause the related Servicer to purchase the related Mortgage Loan in the manner, and at the Purchase Price, set forth in Section 2.03 hereof.

         SECTION 3.16. Realization Upon Defaulted Mortgage Loans.

         The Master Servicer shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.08 hereof, or shall cause the related Servicer to do so, as provided in the related Warranty and Servicing Agreement. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.13 hereof, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as are in accordance with applicable FNMA guidelines and the requirements of the insurers under any other Required Insurance Policy; provided, however, that the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine or, in the case of a Servicer, the Servicer so determines and the Master Servicer agrees (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to the Subsidiary Trust Certificateholders after reimbursement to itself of such expenses and
(ii) that such expenses will be recoverable to it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Certificate Account pursuant to Section 3.12 hereof) or through Insurance Proceeds (respecting which it shall have similar priority). The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the proceeds of liquidation of the related Mortgaged Property, as contemplated in Section 3.12 hereof. Notwithstanding the foregoing, the Master Servicer shall not be entitled to recover legal expenses incurred in connection with foreclosure proceedings where the Mortgage Loan is reinstated and such foreclosure proceedings are terminated prior to completion, other than from sums received from the Mortgagor with respect to such expenses.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed-in-lieu of foreclosure (an "REO Property"), the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Subsidiary Trust Certificateholders, or its nominee, on behalf of the Certificateholders. The Master Servicer shall sell any REO Property within one year of its acquisition by the Subsidiary Trust Fund, unless, at the request of the Master Servicer, the Trustee seeks, and subsequently receives, an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Subsidiary Trust Fund of such REO Property subsequent to one year after its acquisition will not result in the imposition of taxes on "prohibited transactions" of the Subsidiary Trust Fund as defined in Section 860F of the Code or cause the Subsidiary Trust Fund to fail to qualify as a REMIC at any time that any Subsidiary Trust Certificates are outstanding. The Master Servicer shall manage, conserve, protect and operate each REO Property for the Subsidiary Trust Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) or result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Master Servicer and the Subsidiary Trust Certificateholders for the period prior to the sale of such REO Property.

         The decision of the Master Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Master Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any Mortgaged Properties acquired through foreclosure or other judicial proceeding on behalf of the Subsidiary Trust Certificateholders, net of reimbursement to the Master Servicer for expenses incurred (including any taxes) in connection with such management, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing and principal amortizing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Certificate Account. To the extent the income received is in excess of the amount attributable to amortizing principal and accrued interest at the Subsidiary Pass-Through Rate on the related Mortgage Loan, such excess shall be deposited in the Certificate Account and paid to the Subsidiary Residual Interest Holder.

         The Master Servicer may at its option purchase from the Trust Fund any Mortgage Loan which is 90 days or more delinquent and which the Master Servicer determines in good faith will otherwise become subject to foreclosure proceedings (evidence of such determination to be delivered in writing to the Trustee prior to purchase), subject to the REMIC Provisions and at a price equal to the Purchase Price. The Purchase Price for any Mortgage Loan purchased hereunder shall be delivered to the Trustee for deposit in the Certificate Account and the Trustee, upon receipt of such deposit, shall release or cause to be released to the Master Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Master Servicer any Mortgage Loan released pursuant hereto.

         SECTION 3.17. Trustee to Cooperate; Release of Mortgage Files.

         Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 3.08 hereof have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release the related Mortgage File held for the benefit of the Subsidiary Trust Certificateholders to the Master Servicer, and the Trustee shall execute and deliver to the Master Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account or the related Servicing Account. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose, collection under any Primary Mortgage Insurance Policy or any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee shall, upon request of the Master Servicer and the delivery to the Trustee of a receipt signed by a Servicing Officer and reasonably acceptable to the Trustee for the benefit of the Subsidiary Trust Certificateholders (the "Trust Receipt"), release the Mortgage File to the Master Servicer, or to the related Servicer if the Master Servicer so requests. Subject to the further limitations set forth below, the Master Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee for the benefit of the Subsidiary Trust Certificateholders when the need thereof by the Master Servicer or Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Certificate Account, in which case the Trustee shall, upon the Trustee's receipt of a certification (which certification shall include a statement to such effect), deliver the Trust Receipt to the Master Servicer. If a Servicer or the Master Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by the related Warranty and Servicing Agreement, or this Agreement, as the case may be, the Master Servicer shall deliver or cause to be delivered to the Depositor and the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity. Together with such documents or pleadings, the Master Servicer shall deliver to the Depositor and the Trustee a certificate of a Servicing Officer (requesting that such pleadings or documents to be executed by the Trustee for the benefit of the Subsidiary Trust Certificateholders and a Servicing Officer shall certify as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate the insurance coverage under any Required Insurance Policy of invalidate or otherwise affect the lien of the Mortgage except for the termination of such lien upon completion of the foreclosure. Notwithstanding the foregoing, the Master Servicer shall cause possession of any Mortgage File held for the benefit of the Subsidiary Trust Certificateholders or of the documents therein that shall have been released by the Trustee to be returned to the Trustee within 21 calendar days after possession thereof shall have been released by the Trustee unless (i) the Mortgage Loan has been liquidated and the Insurance Proceeds or Liquidation Proceeds or Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account, and the Master Servicer shall have delivered to the Trustee a certificate of a Servicing Officer certifying to such effect or (ii) the Mortgage File or document shall have been delivered to an attorney or to a public trustee or other public official as required by law for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property and the Master Servicer shall have delivered to the Trustee for the benefit of the Subsidiary Trust Certificateholders a certificate of a Servicing Officer certifying as to the name and address of the Person to which the Mortgage File or the documents therein were delivered and the purpose or purposes of such delivery.

         SECTION 3.18. Documents, Records and Funds in Possession of
                       MasterServicer to be Held for the Depositor and the Trustee for the Benefit of the Subsidiary Trust Certificateholders.

         Notwithstanding any other provisions of this Agreement, the Master Servicer shall transmit to the Trustee as required by this Agreement all documents and instruments coming into the possession of the Master Servicer from time to time and shall account fully to the Trustee for the benefit of the Subsidiary Trust Certificateholders for any funds received by the Master Servicer or which otherwise are collected by the Master Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the central of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, including but not limited to, any funds on deposit in the Certificate Account, shall be held by the Master Servicer for and on behalf of the Depositor, the Trustee for the benefit of the Subsidiary Trust Certificateholders and the Subsidiary Trust Certificateholders and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Master Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Certificate Account or any Servicing or Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Subsidiary Trust Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

         SECTION 3.19. Servicing Compensation.

         As compensation for its activities hereunder, the Master Servicer shall be entitled to retain or withdraw from the Certificate Account the amounts specified in subclauses (i), (v) and (vi) of Section 3.12 hereof as payable to it.

         Additional servicing compensation in the form of prepayment penalties, assumption fees, late payment charges or otherwise shall be retained by the Master Servicer or the related Servicer, as the case may be, to the extent not required to be deposited in the Certificate Account pursuant to Section 3.08 hereof or in the Servicing Account pursuant to the related Servicing Agreement. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for Primary Mortgage Insurance Policies, to the extent such premiums are not required to be paid or have not been paid by the related Mortgagors or the related Servicer, payment of any premiums for hazard insurance, as required by Section 3.14 hereof and maintenance of the other forms of insurance coverage required by Section
3.14 hereof) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.12, 3.16 and 4.04 hereof.

         SECTION 3.20. Reports to the Depositor; Certificate Account
                       Statements.

         Within three Business Days following each Determination Date, the Master Servicer shall supply to the Trustee information required by the Trustee in order to prepare the statement provided by this Section 3.20, and on each Distribution Date the Trustee shall cause to be forwarded to the Depositor a statement, certified by a Trust Officer, setting forth the status of the Certificate Account and the Master Distribution Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, (a) the aggregate of deposits in or withdrawals from the Certificate Account for each category of deposit specifed in
Section 3.08 hereof and each category of withdrawal specified in Section
3.12 hereof; and (b) the aggregate of deposits in or withdrawals from the Master Distribution Account specified in the Reference Agreement. The Trustee shall cause to be forwarded a copy of each such statement to the Rating Agency. The Trustee shall not be in breach of this Agreement by reason of any failure to forward the statement required by this Section
3.20 if failure is due to the failure of the Master Servicer to supply any information required hereby.

         SECTION 3.21. Annual Statement as to Compliance.

         The Master Servicer shall deliver to the Depositor and the Trustee on or before March 15 of each year, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of the performance of the Master Servicer under this Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof, (iii) a Servicing Officer has conducted an examination of the activities of each Servicer during the immediately preceding year and its performance under the related Warranty and Servicing Agreement, and (iv) to the best of such Servicing Officer's knowledge, based on such examination, each Servicer has performed and fulfilled its duties, responsibilities and obligations under the related Warranty and Servicing Aqreement in all material respects throughout such year, or if there has been a default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof. The Master Servicer shall forward a copy of each such statement to the Rating Agency.

         SECTION 3.22. Annual Independent Public Accountants' Servicing
                       Report.

         On or before April 15, of each year, beginning with the first April 15 that occurs at least six months after the Cut-off Date, the Master Servicer, at its expense, shall cause a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Depositor and the Trustee for the benefit of the Subsidiary Trust Certificateholders to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans and that, on the basis of an examination conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, such servicing has been conducted in compliance with such agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC requires it to report. In rendering such statement, such firm may rely, as to matters relating to direct servicing of Mortgage Loans by Servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC (rendered within one year of such statement) of independent public accountants with respect to the related Servicer. The Master Servicer shall forward a copy of each such report to the Rating Agency.

         SECTION 3.23. [Not Applicable]

         SECTION 3.24. [Not Applicable]

         SECTION 3.25. [Not Applicable]

         SECTION 3.26. [Not Applicable]

                                ARTICLE IV

                      ADVANCES BY THE MASTER SERVICER

         SECTION 4.01. Monthly Advances.

         Subject to the conditions of this Article IV, the Master Servicer, as required below, shall make a Monthly Advance to the Certificate Account, in the amount, if any, of the aggregate scheduled installments of principal and interest, after adjustment of such interest payment to the Subsidiary Pass- Through Rate for such Mortgage Loan on the Mortgage Loans that were due on the Due Date but which were not received or advanced by the Servicers (including the Master Servicer, in its capacity as Servicer of Nonsubserviced Mortgage Loans) and remitted to the Certificate Account on or prior to the Servicer Remittance Date. Each such Monthly Advance shall be remitted to the Certificate Account no later than the close of business on the date set forth in Section 11.21(a) of the Reference Agreement in immediately available funds. The Master Servicer shall be obligated to make any such Monthly Advance only to the extent that such advance, in the good faith judgment of the Master Servicer, is reimbursable from Insurance Proceeds, Liquidation Proceeds, or otherwise. On the Determination Date immediately preceding the related Distribution Date, the Master Servicer shall determine whether and to what extent any Servicers have failed to make any advances of principal or any interest in respect of scheduled installments of principal and interest that were due on the Due Date and whether such deficiencies, if advanced by the Master Servicer, would be reimbursable from Insurance Proceeds. Liquidation Proceeds or otherwise. If the Master Servicer shall have determined that it is not obligated to make the entire Monthly Advance because all or a lesser portion of such Monthly Advance would not be reimbursable from Insurance Proceeds, Liquidation Proceeds or otherwise, the Master Servicer shall deliver to the Trustee for the benefit of the Subsidiary Trust Certificateholders an Officer's Certificate setting forth the reasons for the Master Servicer's determination as set forth in Section 11.21 of the Reference Agreement.

         In lieu of making all or a portion of such Monthly Advance, the Master Servicer may cause to be made an appropriate entry in its records relating to the Certificate Account funds in such account being held for future distribution or withdrawal have been used by the Master Servicer in discharge of its obligation to make any such Monthly Advance. Any funds so applied shall be replaced by the Master Servicer by deposit, in the manner set forth above, in the Certificate Account no later than the close of business on the Business Day immediately preceding the related Distribution Date, to the extent that funds in the Certificate Account on such Distribution Date are less than the amounts required to be distributed to the Subsidiary Trust Certificateholders on such Distribution Date. The Master Servicer shall be entitled to be reimbursed from the Certificate Account for all Monthly Advances of its own funds made pursuant to this Section as provider in Section 3.12.

         SECTION 4.02. Advances for Attorneys' Fees.

         The Master Servicer shall, with respect to any Nonsubserviced Mortgage Loan, and otherwise, to the extent not made by the related Servicer, make advances from time to time for attorneys' fees and court costs incurred, or which reasonably can be expected to be incurred, for the foreclosure of any Mortgage Loan or for any transaction in which the Trustee for the benefit of the Subsidiary Trust Certificateholders is expected to receive a deed-in-lieu of foreclosure, unless the Master Servicer has made a good faith determination that such advances are not recoverable from Insurance Proceeds or Liquidation Proceeds relating to the Mortgage Loan or otherwise. If the Master Servicer shall make a good faith determination that such advances are not so reimbursable, the Master Servicer shall promptly deliver to the Trustee an Officers' Certificate setting forth the reasons for such determination. The Master Servicer shall be entitled to rembursement for any such advance as provided in Section
3.12 hereof.

         SECTION 4.03. Advances for Amounts Collected by Servicer but Not
                       Remitted.

         In the event that any Servicer fails to remit to the Certificate Account on the Servicer Remittance Date the full amount of the funds in the custody or under the control of the Servicer that the Servicer is required to remit under the terms of the related Warranty and Servicing Agreement, then the Master Servicer, upon and subject to the terms of this Article IV, shall advance and remit to the Certificate Account, no later than the close of business on the Business Day three days prior to the related Distribution Date, in the manner specified in Section 4.01 hereof, an amount equal to the portion of the required remittance that was not so remitted. The Master Servicer shall be obligated to make such advance only to the extent that such advance in the good faith judgment of the Master Servicer is reimbursable from Insurance Proceeds or Liquidation Proceeds or otherwise. If the Master Servicer at any time makes a determination that such advance is not or would not be so reimbursable, the Master Servicer shall promtly deliver to the Trustee an Officer's Certificate setting forth the reasons for such determination. The Master Servicer shall be entitled to reimbursement for any such advance as provided in Section 3.12.

         SECTION 4.04. Nonrecoverable Advances.

         Any Monthly Advance or other advance previously made by the Master Servicer under Sections 4.01, 4.02 and 4.03 of this Agreement that the Master Servicer shall ultimately determine in its good faith judgment to be not recoverable from Insurance Proceeds, Liquidation Proceeds, or otherwise, shall be a Nonrecoverable Advance. The determination by the Master Servicer that it has made a Nonrecoverable Advance shall be evidenced by an Officers' Certificate of the Master Servicer promptly delivered to the Trustee setting forth the reasons for such determination. Following the Trustee's receipt of the Officers' Certificate, the Master Servicer shall be entitled to reimbursement for such Nonrecoverable Advance as provided in Section 3.12 hereof.

         SECTION 4.05. Advances for Additional Interest in Connection with
                       Principal Prepayments.

         Subject to any limitations set forth in Section 11.21 of the Reference Agreement, in the event that any Mortgage Loan is the subject of a full or partial Principal Prepayment and such full or partial Principal Prepayment does not include interest on the Principal Balance through and including the last day of the month during which such Principal Prepayment is made, the Master Servicer shall, with respect to each Nonsubserviced Mortgage Loan, and otherwise to the extent that such interest shall not have been paid by the Servicer and deposited in the Certificate Account on or before the Servicer Remittance Date next succeeding the date of such full or partial Principal Prepayment, advance and deposit into the Certificate Account, as a reduction of the Servicing Fee for the Due Period in which such Principal Prepayment is received, on or before before the close of business on the Business Day immediately preceding the related Distribution Date, an amount equal to such additional interest, adjusted to the Subsidiary Pass-Through Rate. Such advance shall be made regardless of whether the Mortgage Note or Mortgage requires the payment of such interest or whether such amount is recoverable from Liquidation Proceeds, Insurance Proceeds, or otherwise, or whether the Master Servicer shall have determined that such advance, if made, would be a Nonrecoverable Advance; and in case of such advance, the Master Servicer shall not be entitled to any recovery or reimbursement from the Depositor, the Trustee or the Certificateholders, but may seek and obtain recovery from any Servicer that failed to make the advance, through legal action or otherwise, to the extent provided in the related Warranty and Servicing Agreement. Notwithstanding anything to the contrary contained herein, the Master Servicer shall have no entitlement hereunder to any Retained Yield payable to such Servicer with respect to any Mortgage Loan serviced by it hereunder.

         SECTION 4.06. [Not Applicable]

                                 ARTICLE V

                              THE CERTIFICATES

         SECTION 5.01. The Certificates.

         The Certificates shall be substantially in the forms set forth in Exhibits A, B, C, D and E hereof. The Certificates shall be executed by manual or facsimile signature on behalf of the Depositor by its President or one of its Executive Vice Presidents, Senior Vice Presidents, First Vice Presidents or Vice Presidents and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Depositor shall bind the Depositor, notwithstanding that such Individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form set forth in Section 8.10 executed by the Trustee by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         SECTION 5.02. Registration of Transfer and Exchange of
                       Certificates.

         The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06 hereof, Certificate Registers for the Subsidiary Trust Fund and the Master Trust Fund, respectively, in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in like aggregate interest in the applicable Trust Fund and of the same Class.

         At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations and the same aggregate interest in the Trust Fund and of the same Class (and Subclass, if any), upon surrender of the Certificates to be exchanged at the office or agency of the Certificate Registrar set forth in Section 11.17 of the Reference Agreement. Whenever any Certificates are so surrendered for exchange, the Depositor shall execute and the Trustee shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his attorney duly authorized in writing.

         No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

         All Certificates surrendered for registration of transfer and exchange shall be cancelled and subsequently destroyed by the Trustee or, at its direction, by the Certificate Registrar.

         The Certificate Registrar will provide the Master Servicer and Paying Agent not later than the 15th Business Day next preceding the Distribution Date the names and addresses of the Certificateholders as of the Record Date and the interest Of each of them in the applicable Trust Fund as of the Record Date.

         SECTION 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

         If (a) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Master Servicer, the Certificate Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Certificate Registrar or the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and interest in the Trust Fund. In connection with the issuance of any new Certificate under this Section 5.03, the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         SECTION 5.04. Persons Deemed Owners.

         Prior to due presentation of a Certificate for registration of transfer, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Master Servicer, the Trustee or the Certificate Registrar may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Master Servicer, the Trustee or the Certificate Registrar shall be affected by any notice to the contrary.

         SECTION 5.05. Access to List of Certificateholders' Names and
                       Addresses.

         If the Trustee is not the Certificate Registrar and at any time requests the Certificate Registrar in writing to provide a list of the names and addresses of Certificateholders of either Trust Fund, the Certificate Registrar will furnish to the Trustee, within 15 days after receipt of a request, such list as of the most recent Record Date, in such form as the Trustee may reasonably require. If three or more Certificateholders of either Trust Fund (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders of such Trust Fund with respect to their rights under this Agreement or under the Certificates and (c) provide a copy of the communication which such Certificateholders propose to transmit, then the Trustee shall, within five Business Days after the receipt of such request, afford such Certificateholders access during normal business hours to the most recent list of the Certificateholders of such Trust Fund held by the Trustee, if any. If such list is as of a date more than 90 days prior to the date of receipt of such Certificateholders' request, the Trustee shall promptly request from the Certificate Registrar a current list and shall afford such Certificateholders access to such list promptly upon its receipt by the Trustee. Every Certificateholder, by receiving and holding a Certificate, agrees that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

         SECTION 5.06. Maintenance of Office or Agency.

         The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially appoints the Certificate Registrar designated in Section 11.17 of the Reference Agreement for transfer and exchange of Certificates and designates the office described in Section 11.17 of the Reference Agreement as its office for purposes of receipt of such notices and demands. The Trustee will give prompt written notice to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

                                ARTICLE VI

                   THE DEPOSITOR AND THE MASTER SERVICER


         SECTION 6.01. Respective Liabilities of the Depositor and the
                       Master Servicer.

         The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

         SECTION 6.02. Merger or Consolidation of the Depositor or the
                       Master Servicer.

         The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the State of Delaware and the United States of America, respectively, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

         Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, FNMA or FHLMC.

         Notwithstanding anything else in this Section 6.2 or Section 6.4 hereof to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement in connection with a sale or transfer of a substantial portion of its mortgage servicing portfolio; provided that such purchaser or transferee accepting such assignment or delegation shall be an institution (i) having servicing obligations at the time of transfer in excess of $____________, (ii) who is a FNMA, FHLMC and HUD approved seller/servicer in good standing, (iii) who has a net worth of $_________, and (iv) who will not adversely affect the rating on the Certificates. Such institution shall execute and deliver to the Depositor and the Trustee an agreement, in form and substance reasonably satisfactory to the Depositor and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement and a guaranty of the performance of such Person's obligations under this Agreement, and provided further that the Rating Agency's rating of the Certificates in effect immediately prior to such assignment, sale or transfer will not be impaired as a result of such assignment, sale or transfer. In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the preceding sentence.

         SECTION 6.03. Limitation on Liability of the Depositor, the Master
                       Servicer and Others.

         Neither the Depositor, the Master Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such person against any breach of representations or warranties made by it herein or protect the Depositor, the Master Servicer or any such person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified by the Subsidiary Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to their respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that either the Depositor or the Master Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be, expenses, costs and liabilities of the Subsidiary Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account as provided by Section 3.12 hereof.

         SECTION 6.04. Master Servicer Not to Resign.

         The Master Servicer shall not resign from the obligations and duties imposed upon it hereunder except upon determination that such obligations and duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. The Master Servicer shall give notice of any proposed resignation to the Trustee, the Certificateholders and the Rating Agency. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.2 hereof.

         SECTION 6.05. Errors and Omissions Insurance; Fidelity Bonds.

         The Master Servicer shall, for so long as it acts as servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder, and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by FNMA or FHLMC. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

                                ARTICLE VII

                                  DEFAULT

         SECTION 7.01. Events of Default.

         "Event of Default," wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

              (i) any failure by the Master Servicer to remit to the Certificateholders, the Paying Agent or to the Trustee any payment (other than a payment required to be made under Article IV hereof) required to be made under the terms of this Agreement, which failure shall continue unremedied for a period of 5 Business Days after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Depositor or to the Master Servicer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates; or

              (ii) any failure by the Master Servicer or the Paying Agent to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer or the Paying Agent contained in this Agreement (except as set forth in (iii) below), which failure shall continue unremedied for a period of 60 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer and the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

              (iii) if a representation or warranty set forth in Section 2.03(a) hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects interests of the Subsidiary Trust Certificateholders, and the circumstances or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 30 days after the date on which written notice thereof shall have been given to the Master Servicer by the Trustee for the benefit of the Subsidiary Trust Certificateholders or by the Depositor; or

              (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities of similar proceedings, or for the winding-up of, liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

              (v) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of the property of the Master Servicer; or

              (vi) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

              (vii) the Rating Agency shall lower or withdraw the outstanding rating of the Certificates because the existing or prospective financial condition or mortgage loan servicing capability of the Master Servicer is insufficient to maintain such outstanding rating; or

              (viii) any failure of the Master Servicer to make any Monthly Advance in the manner and at the time required to be made from its own funds pursuant to Section 4.01 or 4.03 which continues unremedied for a period of 60 Business Days after the date upon which telecopied notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee.

         If an Event of Default described in clauses (i)-(vii) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Trustee, the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates, or the Depositor, with the prior written approval of the Trustee, by notice in writing to the Master Servicer (with a copy to the Rating Agency), may terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. [If an Event of Default described in clause
(viii) thereof shall occur, the Trustee shall, by notice in writing to the Master Servicer and the Depositor, terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder.] On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee or, if the Depositor so notifies the Trustee and the Master Servicer, to the Depositor or its designee, pursuant to and under this Section; and, without limitation, the Trustee, the Depositor and any such designee of the Depositor is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Master Servicer pursuant to Section 2.3 to pay damages as a result of an Event of Default under this Article VII, or to pay amounts owed pursuant to
Article VIII. The Master Servicer agrees to cooperate with the Trustee, the Depositor and any such designee of the Depositor in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or the Depositor or its designee, as the case may be, for administration by it of all cash amounts which shall at the time be credited to the Certificate Account, the Master Distribution Account or thereafter be received with respect to the Mortgage Loans.

         SECTION 7.02. Trustee to Act; Appointment of Successor.

         On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 hereof, subject to the provisions of
Section 3.07 hereof, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the Master Servicer would have been entitled to charge to the Certificate Account if the Master Servicer had continued to act hereunder. Notwithstanding the foregoing, if the Trustee has become the successor to the Master Servicer in accordance with Section 7.01 hereof, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act (exclusive of the obligations with respect to advances set forth in Article IV hereof), appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates of the related Series as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it.

         Any successor to the Master Servicer as servicer shall during the term of its service as servicer maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to Section 6.5.

         SECTION 7.03. Notification to Certificateholders.

         (a) Upon any termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Registers and to the Rating Agency.

         (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

                               ARTICLE VIII

                           CONCERNING THE TRUSTEE

          SECTION 8.01. Duties of Trustee.

         The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, undertakes with respect to each Trust Fund to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement.

         No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

              (i) prior to the occurrence of an Event of Default, and after the curing of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be personally liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

              (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

              (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

         SECTION 8.02. Certain Matters Affecting the Trustee.

         Except as otherwise provided in Section 8.1:

              (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

              (ii) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

              (iii) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

              (iv) prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing not less than ____% of the Voting Rights allocated to each Class of Certificates;

              (v) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys;

              (vi) the Trustee shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it;

              (vii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement; and

              (viii) the Trustee shall not be deemed to have knowledge of an Event of Default until it shall have received actual knowledge thereof.

         SECTION 8.03. Trustee Not Liable for Mortgage Loans.

         The recitals contained herein shall be taken as the statements of the Depositor or the Master Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account or the Master Distribution Account by the Depositor or the Master Servicer.

         SECTION 8.04. Trustee May Own Certificates.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

         SECTION 8.05. Master Servicer to Pay Trustee's Fees and Expenses.

         The Master Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Master Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, bad faith or willful misconduct. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Master Servicer and held harmless against any loss, liability or expense (i) incurred in connection with any legal action relating to this Agreement or the Certificates, or the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder or by reason of reckless disregard of the Trustee's obligations and duties hereunder, (ii) resulting from any error in any tax or information return prepared by the Master Servicer, and
(iii) resulting from the exercise of any power of attorney granted by the Trustee in accordance with this Agreement. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder.

         SECTION 8.06. Eligibility Requirements for Trustee.

         The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07 hereof.

         SECTION 8.07. Resignation and Removal of Trustee.

         The Trustee may at any time resign and be discharged from the trusts hereby created by (1) giving written notice of resignation to the Depositor and by mailing notice of Resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register, the Certificate Registrar (if other than the Trustee ) and any coregistrar, and the Rating Agency, not less than 60 days before the date specified in such notice when, subject to Section 8.08, such resignation is to take effect, and (2) acceptance by a successor trustee in accordance with Section 8.08 and meeting the qualifications set forth in
Section 8.06. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee to be removed and one copy to the successor trustee. The Trustee may also be removed at any time by the Holders of Certificates evidencing not less than 50% of the Voting Rights evidenced by the Certificates. Notice of any removal of the Trustee shall be given to the Rating Agency.

         Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08 hereof.


         SECTION 8.08. Successor Trustee.

         Any successor trustee appointed as provided in Section 8.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally had been named as trustee herein. The Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

         No successor trustee shall accept appointment as provided in this
Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 hereof and its appointment shall not adversely affect the then current rating of the Certificates.

         Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Master Servicer shall mail notice of the succession of such trustee hereunder to all holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

         SECTION 8.09. Merger or Consolidation of Trustee.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06 hereof, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         SECTION 8.10. Appointment of Authenticating Agent.

         At any time when any of the Certificates remain outstanding, the Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Certificates, and Certificates so authenticated shall be entitled to the benefits of this Agreement and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Agreement to the authentication and delivery of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authentication Agent shall be acceptable to the Depositor and shall at all times be a corporation or association organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as authorized Authenticating Agent, having a combined capital and surplus of not less than $ _________________, authorized under such laws to do trust business and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 8.10, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.10, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 8.10.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 8.10, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Depositor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Depositor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.10, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Depositor and shall mail written notice of such appointment by first-class mail, postage prepaid to all Certificateholders as their names and addresses appear in the Certificate Registers. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.10.

         Any reasonable compensation paid to an Authenticating Agent for its services under this Section 8.10 shall be a reimbursable expense pursuant to Section 8.05 if paid by the Trustee.

         If an appointment is made pursuant to this Section 8.10, the Certificates may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

         "This is one of the Certificates referred to in the within-mentioned Agreement.

                                      -----------------------------------------
                                         As Trustee
                                      By:______________________________________
                                         As Authenticating Agent
                                      By:______________________________________
                                         Authorized Officer"


         SECTION 8.11. Appointment of Co-Trustee or Separate Trustee.

          Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of either Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of either Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the applicable Certificateholders, such title to the applicable Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.11, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 8.06 and notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.


         Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

              (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly,(it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separte trustee or co-trustee, but solely at the direction of the Trustee;

              (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

              (iii) The Master Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee copy thereof given to the Master Servicer and the Depositor.

         Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.


         SECTION 8.12. Tax Returns.

         The Trustee, upon request, will furnish the Master Servicer with all such information in the possession of the Trustee as may be reasonably required in connection with the preparation by the Master Servicer of all tax and information returns of the Subsidiary Trust Fund and Master Trust Fund, and the Trustee shall, upon request, sign such returns.

         SECTION 8.12. [Not Applicable]

                                ARTICLE IX

                                TERMINATION

         SECTION 9.01. Termination upon Liquidation or Repurchase of all
                       Mortgage Loans.

         The obligations and responsibilities of the Depositor and the Trustee created hereby with respect to the Subsidiary Trust Fund created hereby shall terminate upon the earlier of (a) the repurchase by the person specified in Article XV of the Reference Agreement of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Subsidiary Trust Fund at the price specified in Section 15.01, including any unreimbursed Monthly Advances (except for advances made pursuant to Section 4.05), and (b) the later of (i) the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Subsidiary Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan and
(ii) the distribution to Subsidiary Trust Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. The obligations and responsibilities of the Depositor and the Trustee created hereby with respect to the Master Trust Fund created hereby shall terminate on the earlier of (aa) the repurchase by the Class B-2 Certificateholder of all Subsidiary Regular Interests remaining in the Master Trust Fund at the price specified in Section 15.02 and (bb) the later of (i) the final distribution of amounts with respect to the Subsidiary Regular Interests held in the Master Trust Fund and (ii) the distribution to Master Trust Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the th anniversary of the date of initial issuance of the Certificates. As provided in Section 15.01 to the Reference Agreement, the right to repurchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the unpaid Principal Balances of such Mortgage Loans, at the time of any such repurchase, aggregating less than an amount equal to the percentage set forth in Section 11.11 of the Reference Agreement of the aggregate Scheduled Principal Balances as of the Cut-off Date. As provided in Section 11.11 of the Reference Agreement, the right to repurchase all Subsidiary Regular Interests pursuant to clause (aa) above shall be conditioned upon the unpaid Principal Balances of the outstanding Subsidiary Regular Interest Certificates, at the time of any such repurchase, aggregating less than an amount equal to the percentage set forth in Section 11.11 of the Reference Agreement of the aggregate Scheduled Principal Balances as of the Cut-off Date.

         SECTION 9.02. Final Distribution on the Certificates.

         Notice of any termination of a Trust Fund, specifying the Distribution Date on which the applicable Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer by letter to affected Certificateholders mailed not earlier than the date specified in Section
15.03 of the Reference Agreement. Any such notice shall specify (a) the Distribution Date upon which final distribution of the applicable Certificates will be made upon presentation and surrender of applicable Certificates at the office therein designated; (b) the amount of such final distribution; (c) the location of the office or agency at which such presentation and surrender must be made; and (d) if applicable, that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. If applicable, the Master Servicer will give such notice to the Certificate Registrar at the time such notice is given to Certificateholders.

         In the event such notice is given, the Master Servicer upon receipt from the Subsidiary Residual Interest Holder or the Class B-2 Certificateholder, as the case may be, shall deposit in the Certificate Account or the Master Distribution Account, as the case may be, on the applicable Distribution Date an amount equal to the final distribution in respect of the Certificates of the applicable Trust Fund. Upon certification to the Trustee by a Servicing Officer following such final deposit with respect to the Subsidiary Trust Fund or the Master Trust Fund, the Trustee shall promptly release to the subsidiary Residual Interest Holder the Mortgage Files for the Mortgage Loans or to the Class B-2 Certificateholder the assignment of the Subsidiary Regular Interest Certificates, respectively.

         In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Master Servicer shall give a second written notice to the remaining such Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Master Servicer may take appropriate steps, or may appoint an agent to take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to the applicable Trust Fund.

                                 ARTICLE X

                          MISCELLANEOUS PROVISIONS

         SECTION 10.01. Amendment.

         This Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein, or to make such other provisions with respect to matters or questions arising under this Agreement, as shall not be inconsistent with any other provisions herein; provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder. This Agreement may also be amended with the consent of Certificateholders in the manner set forth in
Section 16.01 of the Reference Agreement.

         SECTION 10.02. Recordation of Agreement; Counterparts.

         This Agreement is subject to recordation in all appropriate public officer for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at its expense or direction by the Trustee, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders of either Trust Fund.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of Counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         SECTION 10.03. Governing Law.

         This Agreement shall be construed in accordance with and governed by the substantive laws of the State of [ ] applicable to agreements made and to be performed in the State of [ ] without respect to principles of conflicts of laws, and the obligations, rights and remedies of the parties hereto and the Certificateholders shall be determined in accordance with such laws.

         SECTION 10.04. Intention of Parties.

         The execution and delivery of this Agreement shall constitute an acknowledgement by the Depositor and the Trustee on behalf the Certificateholders that they intend hereby to establish (for federal income tax purposes) trusts rather than associations taxable as corporations. The powers granted and obligations undertaken in this Agreement shall be construed so, as to further such intent.

         SECTION 10.05. Notices.

         In addition to other notices to be provided to the Trustee under this Agreement, the Master Servicer shall notify the Trustee in writing:
(a) of any substitution or replacement of any Mortgage Loan; (b) in the event of the pledge, sale or transfer of the Master Servicer's interest in any Class B Certificate; (c) of any payment or draw on any insurance policy applicable to the Mortgage Loans, (d) of the final payment of any amounts owing to a Class of Certificates; and (e) any Event of Default under this Agreement.

         All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, to (a) in the case of the Depositor, [ ], ________________________________________, Attention: _________, (b) in the
case of the Master Servicer, [name and address of Master Servicer],
Attention: __________ or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, [name and address of Trustee], Attention:
__________, or such other address as may hereafter be furnished to the Depositor and the Master Servicer in writing by the Trustee.

         SECTION 10.06. Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         SECTION 10.07. Assignment.

         Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.02 and 6.04, this Agreement may not be assigned by the Master Servicer without the prior written consent of the Trustee and Depositor.

         SECTION 10.08. Limitation on Rights of Certificateholders.

         The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Funds, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of a Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to constitute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein before provided, and unless the Holders of Certificates evidencing not less than ___% of the Voting Rights evidenced by the Certificates shall also have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee, for ___ days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself For themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         SECTION 10.09. Inspection and Audit Rights.

         The Master Servicer agrees that, on reasonable prior notice, it will permit any representative of the Depositor or the Trustee during the Master Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Master Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Master Servicer hereby authorizes said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any expense incident to the exercise by the Depositor or the Trustee of any right under this Section 10.09 shall be borne by the Master Servicer.

         SECTION 10.10. Certificates Nonassessable and Fully Paid.

         It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Funds, that the interests in each respective Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

                         * * * * * * * * * * * * *

                            REFERENCE AGREEMENT

                                ARTICLE XI

                         CONVEYANCE OF TRUST FUNDS;
                      DESCRIPTION OF THE CERTIFICATES

         SECTION 11.01. Designation.

         The Certificates shall be designated generally as the Conduit Mortgage Pass-Through Certificates, Series 200_-__, Adjustable Pass-Through Rate (the "Certificates"). The Class A and Class B Certificates shall represent interests in the Master Trust Fund and the Subsidiary Regular Interest Certificates and Subsidiary Residual Interest Certificate shall represent interests in the Subsidiary Trust Fund.

         SECTION 11.02. Conveyance of Trust Funds; Issuance of
                        Certificates.

         In exchange for the Subsidiary Regular Interest Certificates and the Subsidiary Residual Interest Certificate, the Depositor hereby sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee for the benefit of the Subsidiary Trust Certificateholders, without recourse, for the benefit of all present and future Holders of the Subsidiary Trust Certificates, all of the Depositor's right, title and interest in and to (a) the Mortgage Loans listed in Schedule F to this Agreement, which the Depositor causes to be delivered to the Trustee, together with the Mortgage Files relating to the Mortgage Loans and the other property in respect of such Mortgage Loans, as specified in Section 2.01, and the proceeds thereof payable after the Cut-off Date, net of any amounts Payable to the Master Servicer and any Servicer in accordance with the provisions of this Agreement, (b) property that secured a Mortgage Loan and has been acquired by foreclosure, deed in lieu of foreclosure or otherwise, (c) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of amounts payable to the Master Servicer and any Servicer, as provided in this Agreement, (d) the rights of the Depositor in the Primary Mortgage Insurance Policies and any other insurance policies with respect to the Mortgage Loans and (e) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

         In exchange for the Class A and Class B Certificates, the Depositor hereby sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee for the benefit of the Master Trust Certificateholders, without recourse, the Depositor's right, title and interest in and to the Subsidiary Regular Interest Certificates, including all interest and principal received by the Depositor on or with respect to the Subsidiary Regular Interest Certificates after the Cut-off Date and all amounts in the Master Distribution Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, and all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

         The Master Servicer shall, at its own expense, promptly record or cause to be recorded in the appropriate public real property or other records the assignments required by this Agreement.

         The Trustee for the benefit of the Master Trust Certificateholders is authorized, with the Depositor's consent, to appoint any bank or trust company approved by and unaffiliated with the Depositor or the Master Servicer as custodian of the Subsidiary Regular Interest Certificates, and to enter into a Custodial Agreement for such purpose.

         The Trustee acknowledges the transfer and assignment to it of (a) the Mortgage Loans and the delivery of the Mortgage Files to it and the other property included in the Subsidiary Trust Fund, all to the extent provided above and in Sections 2.01 and 2.02 and (b) the Subsidiary Regular Interests included in the Master Trust Fund, and, concurrently with such deliveries, has delivered to or upon the order of the Depositor, (aa) in exchange for the Mortgage Loans, the Subsidiary Trust Certificates duly executed by the Depositor and duly authenticated by or on behalf of the Trustee in authorized denominations evidencing the entire ownership of the Subsidiary Trust Fund, and (bb) in exchange for the Subsidiary Regular Interest Certificates, the Master Trust Certificates duly executed by the Depositor and duly authenticated by or on behalf of the Trustee in authorized denominations evidencing the entire ownership of the Master Trust Fund. The Trustee agrees to hold the Trust Funds and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates of the applicable Trust Fund and to perform the duties set forth in this Agreement to the best of its ability, to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

         SECTION 11.03. Delivery of Documents.

         In connection with the foregoing conveyances, the creation of the Subsidiary Trust Fund and the Master Trust Fund and the issuance of the Certificates pursuant to Sections 11.02 hereof and 2.01 of the Standard Terms and Provisions, the Depositor hereby delivers to and/or deposits with, or causes to be delivered to/or deposited with, the Trustee the following documents, instruments and property relating to the certificates:

         (1) Opinion of Counsel. Opinion(s) of Counsel (in which such counsel is entitled to rely upon certificates, opinions or representations as to matters of fact by Authorized Officers of the Depositor or the Trustee and governmental officials and, as to matters involving the laws of any state other than the state in which such counsel is admitted to practice, upon an Opinion of Counsel satisfactory to the Trustee), addressed to the Trustee, to the effect that:

         (a) the Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of ____________, with full corporate power and authority to own its assets and to conduct its business as described in the prospectus related to the Conduit Mortgage Pass-Through Certificates and the prospectus supplement related to the Class A Certificates (the "Supplement," and, together with the basic prospectus, the "Prospectus"), and is duly qualified to do business as a foreign corporation in all jurisdictions in which the ownership or lease of its properties or the conduct of its business requires such qualification, except in those jurisdictions in which the failure so to qualify would not have a material adverse effect on its business, condition or properties;

         (b) the execution and delivery by the Depositor of the Agreement and the signing of the related registration statement (the "Registration Statement") by the Depositor, are within the corporate power of the Depositor and have been duly authorized by all necessary corporate action on the part of the Depositor; and neither the execution and delivery by the Depositor of this Agreement nor the consummation by the Depositor of the transactions therein contemplated, nor the compliance by the Depositor with the provisions thereof, will (i) conflict with or result in a breach of, or constitute a default under, the certificate of incorporation or by-laws of the Depositor, or, to the knowledge of such counsel, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties, or (ii) to the knowledge of such counsel, conflict with any of the provisions of any servicing agreement or any indenture, mortgage, contract or other instrument to which the Depositor is a party or by which it is bound, or result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument;

         (c) to the knowledge of such counsel, there are no actions, proceedings or investigations pending, or threatened, before any court, administrative agency, governmental body or official (i) asserting the invalidity of this Agreement or the Certificates or (ii) seeking to prevent the issuance of the Certificates or the consummation of the transactions contemplated by any such agreement;

         (d) this Agreement has been duly and validly authorized, executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Master Servicer and the Trustee, constitutes the valid and legally binding obligation of the Depositor, enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to creditors rights generally from time to time in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

         (e) the Certificates have been duly and validly authorized and executed by all necessary corporate action of the Depositor and, when such Certificates have been duly and validly authenticated by or on behalf of the Trustee in accordance with this Agreement, and delivered to and paid for pursuant to this Agreement will be duly and validly issued and outstanding and entitled to the benefits afforded by this Agreement;

         (f) no consent, approval, authorization or order of any court or supervisory, regulatory, administrative or governmental agency, body or official is required for the consummation of the transactions contemplated by this Agreement or the Underwriting Agreement, except such as may have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), such as may be required under the state securities or Blue Sky laws of any jurisdiction and such other approvals as have been obtained;

         (g) this Agreement is not required to be qualified under the Trust Indenture Act of 1939, and each Trust Fund is not, and will not become, as a result of the offer and sale of the Certificates as contemplated, required to be registered under the Investment Company Act of 1940, as amended;

         (h) the Registration Statement has become effective under the 1933 Act, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act; the Registration Statement and the Prospectus, as of the effective date of the Registration Statement and the date of the Supplement, respectively, complied as to form in all material respects to the requirements of the 1933 Act and the Rules and Regulations thereunder; such counsel has no reason to believe that either the Registration Statement (excluding any exhibits filed therewith), as of the date it became effective, or the Prospectus, as of the date of the Supplement, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

         (i) the statements in the Prospectus under the caption "Description of the Certificates," insofar as such statements constitute a summary of certain terms of the Certificates and this Agreement, constitute a fair summary of such documents; the statements contained under the captions "Certain Legal Aspects of the Mortgage Loans" and "ERISA Considerations," insofar as they describe federal statutes and regulations, have been prepared or reviewed by such counsel, and such statements fairly summarize such statutes and regulations; and the statements contained under the caption "Certain Federal Income Tax Consequences," insofar as they constitute conclusions of law, are true and correct in all material respects as set forth therein and accurately reflect the advice and opinions ascribed to such counsel therein;

         (j) assuming that the Certificates offered pursuant to the Registration Statement are rated by a nationally recognized statistical rating organization in one of its two highest rating categories, such Certificates constitute "mortgage-related securities" within the meaning of
Section 3(a)(41) of the Securities Exchange Act of 1934, as amended;

         (k) assuring compliance with all of the provisions of this Agreement, the Subsidiary Trust Fund and the Master Trust Fund will each qualify as a real estate mortgage investment conduit ("REMIC") under sections 860A through 860G of the Code, the Class A and Class B-1 Certificates will be considered to be the "regular interests" and the Class B-2 Certificate will be considered to be the "residual interest" in the Master Trust Fund and the Subsidiary Regular Interests will be considered to be the "regular interests" and the Subsidiary Residual Interest Certificate will be considered to be the "residual interest" in the Subsidiary Trust Fund; and

         (l) for income and franchise tax purposes of the States of [] and [ ], neither the Master Trust Fund nor the Subsidiary Trust Fund will be classified as an association taxable as a corporation, or otherwise be subject as an entity to any [ ] or [ ] State tax imposed on, or measured by, net income.

         (2) The Mortgage Loans. The Mortgage Loans included in the Subsidiary Trust Fund, in the manner specified in Section 2.01 and Section 11.02.

         (3) The Subsidiary Regular Interest Certificates. The Subsidiary Regular Interest Certificates included in the Master Trust Fund, in the manner specified in Section 11.02, endorsed by the Depositor to the order of the Trustee for the benefit of the Master Trust Certificateholders, without recourse.

         (4) Opinion of Counsel to the Master Servicer. An Opinion of Counsel to the Master Servicer, dated the Delivery Date, addressed to the Trustee and the Depositor, to the effect that:

         (a) the Master Servicer is a [ ] validly existing and in good standing under the laws of [ ].

         (b) the Master Servicer has the corporate power and authority to enter into and perform its obligations under this Agreement;

         (c) all necessary corporate action on the part of this Agreement has been duly and validly authorized by the Master Servicer, and when so executed and delivered by the Master Servicer and duly authorized, executed and delivered by the Depositor and the Trustee, will constitute a valid and binding agreement of the Master Servicer enforceable against the Master Servicer in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, or by general principles of equity and the discretion of the court (regardless of whether such enforcement is considered in a proceeding at law or in equity), and except that the rights to indemnification under this Agreement with respect to claims under the Act may be limited by public policy considerations;

         (d) the execution, delivery and performance of this Agreement on the terms set forth herein does not conflict with or result in a breach of the charter or bylaws of the Master Servicer; and

         (e) to the knowledge of such counsel, the execution, delivery and performance of this Agreement does not (i) conflict with or result in a breach of any of the provisions of any material indenture, mortgage, contract or other instrument to which the Master Servicer is a party or by which it is bound or (ii) result in the creation or imposition of any lien charge or encumbrance upon any of its property pursuant to the terms of any such material indenture, mortgage, contract or other instrument.

         SECTION 11.04. Denominations.

         The Class A and Class B-1 Certificates will be issued in fully registered form only in minimum Initial Certificate Principal Balances of $[ ] and integral multiples of $[ ] in excess thereof, provided that one Class A Certificate and one Class B-1 Certificate shall be issued in such Initial Certificate Principal Balance as may be necessary such that the aggregate Certificate Principal Balance of the Class A Certificates and Class B-1 Certificates equals the Initial Class A Certificate Principal Balance and Initial Class B-1 Certificate Principal Balance, respectively. The Class B-2 Certificate will be issued as a single certificate.

         SECTION 11.05. Scheduled Principal Balance.

         The Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date is $_______________.

         SECTION 11.06. Distribution.

         On each Distribution Date, the Trustee or the Paying Agent shall make distributions in the amounts and in the manner specified in Article XIII and in the forms of Certificates attached hereto as Exhibits A, B, C, D and E.

         SECTION 11.07. Place and Notice for Final Distribution on
Certificates.

         (a) The final distribution made on each Certificate on any Distribution Date shall be distributable upon presentation and surrender thereof at the office or agency set forth in the notice given pursuant to
Section 9.02.

         (b) Notice of final distribution on any Certificate on any Distribution Date or Optional Termination Date shall be mailed no later than the _th day prior to the applicable Distribution Date or Optional Termination Date.

         SECTION 11.08. Distribution Date.

         The Distribution Date for the Certificates is the __th day of each month, or, if such day is not a Business Day, the succeeding Business Day, commencing ____________________, 200__.

         SECTION 11.09. Mortgage Loans.

         The Mortgage Loans transferred and assigned to the Trustee by the Depositor are the Mortgage Loans identified in the Mortgage Loan Schedule attached hereto as Exhibit F.

         SECTION 11.10. Forms Generally.

         The Certificates and the Trustee's certificate of authentication shall be in substantially the forms set forth in Exhibits A, B, C, D and E hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the judgment of the Master Servicer, the Trustee or the Depositor be necessary, appropriate or convenient to comply, or facilitate compliance with, applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which any of the Certificates may be listed, or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution thereof.

         The definitive Certificates shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which any of the Certificates may be listed, all as determined by the officers executing such Certificates, as evidenced by their execution thereof.

         SECTION 11.11. Optional Termination.

         The Subsidiary Residual Interest Holder may, at its option, repurchase from the Subsidiary Trust Fund all Mortgage Loans remaining outstanding on any Distribution Date on or after the date on which the aggregate Principal Balance of such Mortgage Loans at the time of purchase is less than 10% of the aggregate Scheduled Principal Balances of the Mortgage Loans on the Cut-off Date in the manner and at the repurchase price provided in Article XV.

         The Class B-2 Certificateholder may, at its option, repurchase from the Master Trust Fund all Subsidiary Regular Interest Certificates remaining outstanding on any Distribution Date on or after the date on which the aggregate Principal Balances of such Certificates is less than 10% of the aggregate Scheduled Principal Balances on the Cut-off Date in the manner and at the repurchase price provided in Article XV.

         SECTION 11.12. Substitution.

         The Depositor or the Master Servicer may substitute a Replacement Mortgage Loan or Loans for any Mortgage Loan required to be repurchased pursuant to Section 2.01, 2.02, 2.03(b), 2.04, 2.05 or 14.01, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.04; provided that any such substitution must be effected within three months after the Delivery Date (or within two years after the Delivery Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(A)(ii) of the Code).

         SECTION 11.13. Wire Transfer Eligibility.

         Any Class A or Class B Certificateholder shall automatically receive distributions hereunder on a Distribution Date by wire transfer to the account specified in writing by the Certificateholder to the Master Servicer (and Paying Agent, if any) if the Initial Principal Balance evidenced by such Holder's Certificate is at least equal to $5,000,000. Distributions on the Subsidiary Residual Interest Certificate and subsidiary Regular Interest Certificates shall be made by wire transfer to the account specified in writing by such Certificateholder to the Trustee. In each case, the account must be specified in writing at least five Business Days prior to the Record Date for the Distribution Date on which wire transfers will commence.

         SECTION 11.14. Required Rating.

         The Class A Certificates shall have been rated at least "Aa2" by Moody's Investors Service, Inc.

         SECTION 11.15. Servicing Compensation.

         The Master Servicer shall be entitled to retain an amount in respect of each interest payment on a Mortgage Loan equal to the Servicing Fee, and such other amounts as provided in this Agreement.

         SECTION 11.16. Cut-off Date.

         The Cut-off Date is ____________________1, 200__.

         SECTION 11.17. Certificate Registrar.

         The Certificate Registrar is ______________________. The office of the Certificate for purposes of receipt of notices and demands is [address of Certificate Registrar].

         SECTION 11.18. [Not Applicable]

         SECTION 11.19. Paying Agent.

         The Master Servicer may appoint a Paying Agent hereunder. In the event of any such appointment, no more than one Business Day prior to each Distribution Date, the Master Servicer shall to the extent required by this Agreement deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 13.02, such sum to be held in trust for the benefit of Subsidiary Trust Certificateholders. The Master Servicer shall cause the Paying Agent to perform each of the obligations of the Paying Agent set forth herein and shall be liable to the Trustee and the Certificateholders for failure of the Paying Agent to perform such obligations. The Master Servicer designates ______________________ as the initial Paying Agent.

         The Master Servicer shall cause each Paying Agent other than the Trustee to execute and deliver to the Master Servicer an instrument in which such Paying Agent shall agree with the Master Servicer that such Paying Agent will hold all sums held by it for the payment to Subsidiary Trust Certificateholders in trust for the benefit of the Subsidiary Trust Certificateholders entitled thereto until such sums shall be paid to such Subsidiary Trust Certificateholders.

         SECTION 11.20. Restrictions on Transfer of Certificates.

         No transfer of any Class B or Subsidiary Residual Interest Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification, (a) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder desiring to effect the transfer and such Certificateholder's prospective transferee each certify to the Trustee in writing the facts surrounding the transfer and (b) the Master Servicer, the Depositor or the Trustee shall require an opinion of counsel reasonably satisfactory to the requesting party that such transfer may be made without such registration or qualification, which opinion of Counsel shall not be required to be an expense of the Depositor, the Trustee or the Master Servicer. Neither the Depositor nor the Trustee is obligated to register or qualify the Class B Certificate, Subsidiary Residual Interest Certificates, or Subsidiary Regular Interest Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates or interest without registration or qualification. Any such holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Master Servicer against any liability that may result if the transfer is not so exempt, or is not made in accordance with such federal and state laws.

         No transfer of any Class B Certificate, Subsidiary Residual Interest Certificate or Subsidiary Regular Interest Certificate shall be made to any employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), unless the prospective transferee of a Certificateholder desiring to transfer its Certificate provides the Trustee with a certification or Opinion of Counsel, or both at the request of the Trustee, which establishes to the satisfaction of the Depositor and the Trustee that such disposition will not violate the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code. The Trustee shall require that such prospective transferee certify to the Trustee in writing the facts establishing that such transferee is not such an employee benefit plan.

         The Class B-2 Certificate and Subsidiary Residual Interest Certificate shall not be transferred, sold, pledged or otherwise disposed of to any Person having a net worth of less than $__________. In the event that either such Class B-2 Certificate or the Subsidiary Residual Interest Certificate is proposed to be transferred, the proposed transferee shall, prior thereto, certify to the Trustee in writing that it satisfies the net worth requirement set forth in the preceding sentence.

         Prior to the registration of any transfer, sale, pledge or other disposition of the Class B-2 Certificate or Subsidiary Residual Interest Certificate, the proposed transferee shall certify in writing to the Trustee, in such form as the Trustee may require, that such transferee is not a Disqualified Organization (as hereinafter defined). Notwithstanding the registration in the Certificate Registrar of any transfer, sale, pledge or other disposition of any such Certificate Registrar of any transfer, sale, pledge or other disposition of any such Certificate to a Disqualified Organization, such registration shall be of no legal force or effect whatsoever and such Disqualified Organization shall not be deemed to be a Certificateholder for any purpose hereunder, including (but not limited to) the receipt of distributions on such Class B-2 Certificate or Subsidiary Residual Interest Certificate. In addition, any transfer, sale, pledge or other disposition of any such Certificate to a Pass-Through Entity (as hereinafter defined) shall not be effective unless the proposed transferee shall have agreed in writing, in such form as the Trustee may require, to provide to the Trustee such information as the Trustee may reasonably require concerning any record interest holder or principal of such Pass-through Entity who is or was a Disqualified Organization. Any holder of any such Class B-2 Certificate or Subsidiary Residual Interest Certificate, by its acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this paragraph. The restrictions described in this paragraph shall not apply to a transfer of any such Certificate if the Trustee has received an Opinion of Counsel to the effect that the restrictions described in this paragraph are not necessary to avoid the imposition of tax on the relevant Trust Fund or the disqualification of the relevant Trust Fund as a REMIC under the Code. The Master Servicer shall cause to be made available the information necessary for the application of Section 860E(e) of the Code. For purposes of this paragraph, (a) "Disqualified Organization" means (x) the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (y) any organization (other than a cooperative described in section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by section 511 of the Code, or (z) any organization described in section 1381(a)(2)(C) of the Code, and (b) "Pass-Through Entity" means (x) a regulated investment company described in section 851 of the Code, a real estate investment trust described in section 856 of the Code, a common trust fund, or an organization described in section 1381(a) of the Code, (y) any partnership, trust, or estate, or (z) any person holding the Class B-2 Certificate or Subsidiary Residual Interest Certificate as nominee for another person.

         The Trustee shall have no liability to a Trust Fund arising from a transfer of any such Certificate in reliance upon a certification, ruling or Opinion of Counsel described in this Section 11.20.

         SECTION 11.21. Monthly Advances.

         (a) If, on any Determination Date, the Master Servicer determines to make a Monthly Advance in accordance with Section 4.01 or 4.03, it shall make such Monthly Advance on or before the close of business on the day [three] Business Days prior to the related Distribution Date. The Master Servicer shall notify the Trustee of the aggregate amount of Monthly Advances for a Distribution Date on or before [three] Business Days prior to such Distribution Date. For purposes of this Section 11.21, the delinquent Monthly Payments referred to in Section 4.01 shall be deemed to include an amount equal to the Monthly Payments that would have been due on Mortgage Loans which have been foreclosed or otherwise terminated and, in connection therewith, the Master Servicer acquired and continues to own the Mortgaged Properties on behalf of the Subsidiary Trust Certificateholders. Any such Monthly Advance shall be included with the distribution to the Subsidiary Trust Certificateholders on the related Distribution Date.

         (b) In the event that the Master Servicer fails to make a Monthly Advance required to be made pursuant to Section 4.01 or 4.03 on or before the close of business on the day [three] business Days prior to a Distribution Date, the Trustee shall, on or before such Distribution Date, deposit in the Certificate Account an amount equal to the excess of (a) Monthly Advances required to be made by the Master Servicer under Section
4.01 or 4.03 over (b) the amount of Monthly advances made by the Master Servicer with respect to such Distribution Date; provided that the Trustee shall not be required to make such Monthly Advances if prohibited by law or if it determines that such Monthly Advance would be a Nonrecoverable Advance. The Trustee shall be entitled to be reimbursed from the Certificate Account for Monthly Advances and Nonrecoverable Advances made by it pursuant to this Section 11.21(b) in like manner as if it were the Master Servicer.

         (c) With respect to any Distribution Date, the advance of funds pursuant to Section 4.05 in connection with a Mortgage Loan that is the subject of a Principal Prepayment shall be payable only from the Servicing Fee otherwise payable to the Master Servicer during the month of such Distribution Date.

         SECTION 11.22. REMIC Election.

         The Depositor hereby elects and authorizes the Trustee to treat each of the Subsidiary Trust Fund and the Master Trust Fund as separate REMICs under the Code. This Agreement shall be construed so as to carry out the intention of the Depositor that each Trust fund be treated as a REMIC at all times prior to the date on which final payment is made (or made available on demand) to the Holders of any Class A Certificates, with respect to the Master Trust Fund, and to the holders of the Subsidiary Regular Interest Certificates, in the case of the Subsidiary Trust Fund. The Delivery Date is hereby designated as the "startup day" of each REMIC Pool within the meaning of Section 860G(a)(9) of the Code. The "regular interests" (within the meaning of Section 860G of the Code) in the Trust Fund shall consist of the Class A Certificates and the Class B-1 Certificates. The Class B-2 Certificate shall be designated as the "residual interest" (within the meaning of Section 860G of the Code) in the Master Trust Fund. The "regular interests" (within the meaning of Section 860G of the Code) in the Subsidiary Trust Fund shall consist of the Subsidiary Regular Interests and the "residual interest" (within the meaning of Section 860G of the Code) in the Subsidiary Trust Fund shall consist of the Subsidiary Residual Interest. The "regular interests" in the Subsidiary Trust Fund shall be held by the Master Trust Fund unless otherwise purchased pursuant to Section 11.11.

         The Class B-2 Certificateholder shall set as the "tax matters partner" (within the meaning of Section 6231(a)(7) of the Code) with respect to the Master Trust Fund and the Subsidiary Residual Interest Holder shall act as the "tax matters partner" of the Subsidiary Trust Fund. By its acceptance of the Class B-2 Certificate of the Subsidiary Residual Interest Certificate, a Holder shall have agreed to such appointment and shall have consented to the appointment of the Master Servicer as agent to act on behalf of the applicable Trust Fund pursuant to Section 3.01.

         In the event that any tax is imposed on a "prohibited transaction" of a Trust Fund as defined in Section 860F of the Code, such tax shall be charged against amounts otherwise available for distribution to the holder of the Class B-2 Certificate with respect to the Master Trust Fund and the holder of the Subsidiary Residual Interest Certificate with respect to the Subsidiary Trust Fund, as applicable. Notwithstanding anything to the contrary contained herein, the Master Servicer is hereby authorized to retain from amounts otherwise available for distribution to the holder of such Class B-2 Certificate or Subsidiary Residual Interest Certificate on any Distribution Date sufficient funds to reimburse the Master Servicer for the payment of such tax (to the extent that the Master Servicer has not been previously reimbursed therefor).

         [SECTION 11.23. Warranty and Servicing Agreements.

         The Warranty and Servicing Agreements with respect to the Mortgage Loans included in the Subsidiary Trust Fund are listed on Schedule K hereto.]

                                ARTICLE XII

                              [Not Applicable]

                               ARTICLE XIII

               PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

         SECTION 13.01. Accounts.

         [The Master Servicer shall, prior to the Delivery Date, establish and maintain, in the name of the Trustee on behalf of the Holders of interests in the Subsidiary Trust Fund, a Custodial Account, which shall be an Eligible Account, into which the Master Servicer shall deposit all amounts, except as otherwise set forth herein, required by Section 3.08 hereof to be deposited into the Certificate Account, and from which the Master Servicer shall withdraw such amounts as set forth in Section 3.12 hereof. So long as it does not adversely affect the rating on the Certificates, the Custodial account may be maintained with _____________________. The Master Servicer shall deliver in immediately available funds for deposit into the Certificate Account on or before the Business Day prior to each Distribution Date, the aggregate of the Subsidiary Regular Interest Distribution and the Subsidiary Residual Interest Distribution.]

         [Funds held in the Custodial Account at any time may be delivered by the Master Servicer to the Trustee for deposit in an account (which may be the Certificate Account and must satisfy the standards for the Certificate Account as set forth in the definition thereof) and for all purposes of this Agreement shall be deemed to be a part of the Custodial Account; provided, however, that the Trustee shall have the sole authority to withdraw any funds held in such account. Notwithstanding the foregoing, if any of the amounts described in Section 3.08 would, if deposited in the Custodial Account, cause the amount held therein in respect of a particular Mortgagor to exceed the difference between (a) the maximum FSLIC insurance coverage and (b) $ ____________, the Master Servicer shall, not later than the Business Day immediately following such deposit, deliver an amount equal to not less than such excess to the Trustee for deposit in the Certificate Account. Any provision in this Agreement requiring the Master Servicer to transfer funds (other than any Monthly Advance required pursuant to Section 4.01, 4.03 or 4.05 and except as set forth in the following sentence) to the Trustee in respect of any Distribution Date shall be deemed to be satisfied to the extent that immediately available funds are delivered by the Master Servicer to the Trustee pursuant to this paragraph on or prior to the Business Day immediately preceding each Distribution Date. In addition, the Master Servicer shall deliver to the Trustee for deposit in the Certificate Account, on a daily basis, or as otherwise required hereunder, any proceeds of any Mortgage Loans or property acquired in respect of Mortgage Loans purchased pursuant to Sections 2.01, 2.02, 2.03(b), 2.04, 3.15, 3.16, 9.01, 14.01 or 14.03 hereof and all amounts required to be deposited in connection with the substitution of Replacement Mortgage Loans to the extent any such payment or deposit is to be made by the Master Servicer from its own funds.]

         The Master Servicer shall, prior to the Delivery Date, establish and maintain, in the name of the Trustee on behalf of the Holders of interests in the Subsidiary Trust Fund, the Certificate Account, which shall be an Eligible Account, into which the Master Servicer shall deposit funds as set forth above. So long as it does not adversely affect the rating on the certificates, the Certificate Account may be maintained with the Trustee. All distributions to be made from time to time to holders of interests in the Subsidiary Trust Fund out of funds in the Certificate Account shall be made by or on behalf of the Trustee or Paying Agent.

         The Master Servicer shall, prior to the initial Distribution Date, establish and maintain, in the name of the Trustee on behalf of the holders of interests in the Master Trust Fund, a Master Distribution Account, which shall be an Eligible Account. So long as it does not adversely affect the rating on the Certificates, the Master Distribution Account may be held by the Trustee. So long as the Trustee holds Subsidiary Regular Interest Certificates for the benefit of the Master Trust Certificateholders, the Trustee shall deposit distributions from the Subsidiary Trust Fund on Subsidiary Regular Interest Certificates upon receipt into the Master Distribution Account. All distributions to be made from time to time to the Master Trust Certificateholders out of funds in the Master Distribution Account shall be made by or on behalf of the Trustee or the Paying Agent. All income and gain realized from any investment of any amounts on deposit in the Master Distribution Account shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any investment of any amounts on deposit in the Master Distribution Account shall be deposited into the Master Distribution Account by the Master Servicer out of its own funds.

         The Master Servicer shall give notice to the Trustee, the Rating Agency and the Depositor of the location of the Custodial Account, the Certificate Account and the Master Distribution Account, and of any change thereof, prior to the use thereof.

         SECTION 13.02. Distributions.

         (a) On each Distribution Date, the Trustee or Paying Agent, if any, shall apply amounts in the Certificate Account as follows:

              (i) to the holders of the Subsidiary Regular Interest Certificates, the Subsidiary Regular Interest Distribution; and

              (ii) to the holder of the Subsidiary Residual Interest Certificate, the Subsidiary Residual Interest Distribution.

         (b) On each Distribution Date, the Trustee or Paying Agent, if any, shall apply amounts in the Master Distribution Account (which shall include for the purposes hereof, to the extent Subsidiary Regular Interest Certificates are held by the Trustee for the benefit of the Master Trust Certificateholders, any amounts being distributed with respect to such Subsidiary Regular Interest Certificates on such date pursuant to Section
2.2 (a)(i)) as follows:

              (i) to the Class A Certificateholders, an amount equal to the Class A Distribution;

              (ii) to the Class B-1 Certificateholders, an amount equal to the Class B-1 Distribution; and

              (iii) to the Class B-2 Certificateholder, an amount equal to the Class B-2 Distribution plus the balance, if any, of the Master Trust Fund Aggregate Distribution remaining after the distributions otherwise provided for pursuant to this subsection
         (b).

         (c) On the second Business Day following each Determination Date, the Master Servicer shall furnish or cause to be furnished by electromagnetic tape delivered by overnight courier to the Trustee (or by such other means as the Master Servicer and the Trustee may agree from time to time) information with respect to collections on the Mortgage Loans and with respect to the Mortgaged Properties necessary to make the above calculation to make the distributions on each Distribution Date and the Trustee shall be responsible for such calculation with respect to distributions from each Trust Fund so long as such Trust Fund has not been terminated in accordance with this Agreement. The Trustee may conclusively rely on such information provided by the Master Servicer and shall have no duty to verify the accuracy of such information. The Trustee shall make the results of its calculations available to the Master Servicer no later than each Distribution Date; provided that the Trustee shall confirm with the Master Servicer the Monthly Advance required, assuming no amount of such advance would be a NonRecoverable Advance, no later than (three) Business Days prior to each Distribution Date. All distributions made to Certificateholders of any Class on such Distribution Date will be made to the Certificateholders of the respective Class of record on the immediately preceding Record Date, except for the final distribution, which shall be made as provided in the form of Certificate. All distributions made to Class A and Class B Certificateholders shall be based on the Percentage Interest represented by their respective Certificates. If on any Determination Date, the Master Servicer determines that there are no Mortgage Loans outstanding and no other funds or assets in any Trust Fund other than the funds in the Certificate Account or the Master Distribution Account, the Master Servicer shall direct the Trustee promptly to send the final distribution notice to each Certificateholder of the applicable Trust fund specifying the manner in which the final distribution will be made.

         (d) In the case of a final distribution on the Master Trust Certificates in accordance with Sections 9.01 or 15.03, upon presentation and surrender of the Master Trust Certificates, the Trustee shall cause to be distributed to Master Trust Certificateholders on the final Distribution Date in proportion to their respective Percentage Interests an amount equal to (i) as to Class A Certificates, the Class A Certificate Principal Balance together with any balance in the Class B-1 Interest Shortfall Account or the Class B-1 Principal Shortfall Account and one month's interest at the Master Pass-Through Rate on the Class A Certificate Principal Balance, (ii) as to Class B-1 Certificates, the Class B-1 Certificate Principal Balance together with any Balance in the Class B-1 Interest Shortfall Account or the Class B-1 Principal Shortfall Account and one month's interest at the Master Pass-Through Rate on the Class B-1 Certificate Principal Balance, and (iii) as to the Class B-2 Certificate, the amount which remains on deposit in the Master Distribution Account (other than amounts retained to meet claims) after application pursuant to clauses (i) and (ii) above. The distribution on the final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of each Class or Subclass of Certificates.

         (e) The Subsidiary Pass-Through Rate for each Subsidiary Regular Interest shall equal, with respect to each related Mortgage Loan, (i) until the Initial Adjustment Date, the applicable Initial Mortgage Rate specified for such Subsidiary Regular Interest in Schedule 1 to the Subsidiary Regular Interest Certificate, less the applicable Servicing Fee Rate, and
(ii) thereafter, an amount determined on each Adjustment Date equal to the lesser of (A) the applicable Index plus the Pass-Through Margin, but not less than the Periodic Mortgage Rate Cap, if the Mortgage Rate declined as of such Adjustment Date, or more than the Periodic Mortgage Rate Cap, if the Mortgage Rate increased as of such Adjustment Date, or in each case less the applicable Servicing Fee Rate, or (B) the Maximum Subsidiary Pass-Through Rate.

         SECTION 13.03. Subordination; Priority of Distributions.

         (a) The rights of the Class B Certificateholders to receive distributions in respect of the Class B Certificates on any Distribution Date shall be subordinated to the rights of the Class A Certificateholders to receive distributions in respect of the Class A Certificates to the extent, and only to the extent, that the Subordinated Amount as of the immediately preceding Determination Date is greater than zero. Amounts otherwise allocable to Class B Certificateholders on any Distribution Date immediately following a Determination Date on which the Subordinated Amount is greater than zero shall be distributed to Class A Certificateholders on such Distribution Date to the extent required to cover any deficiency on such Distribution Date, or, if such deficiency is greater than the then Subordinated Amount, to the extent of the Subordinated Amount. The rights of the Class B-2 Certificateholder to receive distributions in respect of the Class B-2 Certificate on any Distribution Date shall be subordinated to the rights of the Class A and Class B-1 Certificates to the extent, and only to the extent, that the Subordinated Class B-2 Amount as of the immediately preceding Determination Date is greater than zero. Amounts otherwise allocable to the Class B-2 Certificateholder on any Distribution Date immediately following a Determination Date on which the Subordinated Class B-2 Amount is greater than zero shall be distributed first to Class A Certificateholders and then to Class B-1 Certificateholders on such Distribution Date to the extent required to cover any deficiency on such Distribution Date, or, if such deficiency is greater than the then Class B-2 Subordinated Amount, to the extent of the Class B-2 Subordinated Amount.

         Amounts held by the Master Servicer or the Trustee for future distribution to the Class B-1 Certificateholders and the Class B-2 Certificateholder, including, without limitation, in the Master Distribution Account, shall not be distributed in respect of the Class B-1 Certificates or the Class B-2 Certificate, except in accordance with the terms of this agreement. The Class B-1 Certificateholders and the Class B-2 Certificateholder are deemed to have granted a security interest in such rights to the Class A Certificateholders to secure the rights of the Class A Certificateholders to receive distributions in priority over the Class B-1 Certificateholder and the Class B- 2 Certificateholder. The Class B-2 Certificateholder is deemed to have granted a security interest in such rights to the Class B-1 Certificateholders to secure the rights of the Class B-1 Certificateholders and the Class B-2 Certificateholder will make, execute and deliver or cause to be made, executed and delivered any and all further and other notices, instruments and assurances, and will furnish such information and will make such filings with governmental authorities, including but not limited to financing statements on Form UCC-1, as may be necessary or appropriate to carry out the intention or to facilitate the performance of the terms of this Agreement, including without limitation the foregoing subordination provisions, or otherwise to protect and preserve the rights and remedies hereunder of the Class A and Class B-1 Certificateholders.

         (b) The right of the Master Servicer to retain or to receive funds from the Certificate Account in accordance with Section 3.12 for its Servicing Fee on each Mortgage Loan, assumption or substitution fees, late payment charges and other Mortgagor charges, reimbursement of Monthly Advances and expenses or otherwise, shall not be subordinated to the rights of Certificateholders.

         (c) Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses and Special Hazard Realized Losses, if any, recognized by the Subsidiary Trust Fund on Mortgage Loans related to Subsidiary Regular Interest Certificates held by the Master Trust Fund during the previous Prepayment Period. Except as set forth in
(d) below, an amount equal to any such Realized Losses shall be allocated on such Distribution Date (i) first to the Class B-2 Certificate unless and until the outstanding Certificate Principal Balance thereof has been reduced to zero, (ii) then to the Class B-1 Certificates, pro rata among the Certificates of such Class in proportion to their outstanding Certificate Principal Balances immediately prior to such Distribution Date, unless and until the outstanding Certificate Principal Balance thereof has been reduced to zero, and (iii) thereafter to the Class A Certificates, pro rata among the Certificates of such Class in proportion to their outstanding Certificate Principal Balances immediately prior to such Distribution Date. Any allocation of Realized Losses to a Class A Certificate or Class B Certificate on a Distribution Date shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date.

         SECTION 13.04. Monthly Statements to Certificateholders.

         (a) Not later than each Determination Date, the Master Servicer shall cause to be forwarded to the Trustee by overnight courier (or such other means as the Master Servicer and the Trustee may from time to time agree on) and concurrently with each distribution from the Certificate Account to the Subsidiary Trust Certificateholders to be made on a Distribution Date the Trustee shall cause to be forwarded by mail to each Subsidiary Trust Certificateholder a statement setting forth:

              (i) the amount of such distribution representing principal on the Mortgage Loans, separately identifying the aggregate amount of any Principal Prepayments included therein, and the portion of such distribution, if any, representing a Monthly Advance of principal;

              (ii) the amount of such distribution representing interest on the Mortgage Loans and the portion of such distribution, if any representing a Monthly Advance of interest;

              (iii) the aggregate Scheduled Principal Balances of the Mortgage Loans as of the close of business on such Distribution date, after giving effect to payments allocated to principal reported under clause (i) above;

              (iv) the related amount of the Servicing Fees (as adjusted pursuant to Section 4.050 retained or withdrawn from the Certificate Account by the Master Servicer and the amount of additional servicing compensation received by the Master Servicer attributable to penalties, fees, excess Liquidation Proceeds and other items;

              (v) the amount of Monthly Advances paid by the Master Servicer and any Sub-Servicer;

              (vi) the number and aggregate principal amounts of Mortgage Loans (A) delinquent (1) one Monthly Payment, (2) two Monthly Payments and (3) three or more Monthly Payments and (B) in foreclosure;

              (vii) the book value (within the meaning of 12 C.F.R. ss.571.13 or comparable provision) of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

              (viii) the Master Pass-Through Rate as of the related Due
         Period;

              (ix) the aggregate amount of the Subsidiary Regular Interest Distributions and the amount of the Subsidiary Residual Interest Distribution;

              (x) all Monthly Advances recovered during the related Due Period; and

              (xi) the amount of Special Hazard Realized Losses recognized during the proceeding Prepayment Period, and the cumulative amount of Special Hazard Realized Losses recognized since the Cut-off Date.

         (b) Concurrently with each distribution from the Master
Distribution Account to the Master Trust Certificateholders to be made on a Distribution Date, the Trustee or the Paying Agent shall cause to be forwarded by mail to each Master Trust Certificateholder a copy of the statement delivered pursuant to (a) above together with a statement setting forth:

              (i) if the current distribution includes any amount in respect of a previous Class A Interest Shortfall or Class A Principal Shortfall, the amount thereof, stated separately;

              (ii) the amount otherwise distributable to Class B-1 Certificateholders which was paid to Class A Certificateholders on such Distribution Date ("Class B-1 Advances") and the amount otherwise distributable to the Class B-2 Certificateholder which was paid to the Class A Certificateholders and the Class B-1 Certificateholders on such Distribution Date ("Class B-2 Advances");

              (iii) the aggregate Class A Certificate Principal Balance after giving effect to the distribution on such Distribution Date;

              (iv) the Class A Percentage for the following Distribution Date (i.e., the amount specified in clause (b)(iii) divided by the amount specified in clause (a)(iii));

              (v) the outstanding balance in the Class A Interest Shortfall Account after giving effect to the current distribution;

              (vi) the outstanding balance in the Class A Principal Shortfall Account after giving effect to the distribution on such Distribution Date;

              (vii) the aggregate Class B-1 Certificate Principal Balance and Class B-2 Certificate Principal Balance after giving effect to the distribution on such Distribution Date;

              (viii) the Subordinated Amount and the Class B-2 Subordinated Amount as of the related Determination Date after giving effect to the distribution made on the related Distribution Date, expressed as a dollar amount and as a percentage of the aggregate Scheduled Principal Balance reported under the clause (a)(iii) above;

              (ix) all Class B-1 Advances and Class B-2 Advances repaid on the immediately preceding Distribution Date;

              (x) the reduction in the aggregate Class A Certificate Principal Balance, if any, attributable to the application of Realized Losses thereto on the related Distribution Date.

         (c) Not later than each Distribution Date, the Trustee or the Paying Agent shall also send to the Holder of the Subsidiary Residual Interest and the Depositor a statement setting forth the amount, if any, distributed to such holder on such Distribution Date.

         (d) The Trustee's responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer. The Trustee will send a copy of each statement provided pursuant to this Section 13.04 to the Rating Agency.

         (e) Upon reasonable advance notice in writing if required by federal regulation, the Trustee and the Master Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the FHLBB or other regulatory authorities with respect to investment in the Certificates; provided, that the Trustee and the Master Servicer shall be entitled to be reimbursed by each such Certificateholder for the Master Servicer's actual expenses incurred in providing such reports and access. On the sixth day of any month or the next subsequent Business Day, the Trustee will provide upon request the Class A Principal Balance after giving effect to Monthly Payments due on the immediately preceding Due Date.

         (f) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall cause to be furnished to the Trustee and the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Master Trust Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii),
(a)(iv), (b)(i), (b)(ii) and (b)(x) of this Section 13.04 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer and the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer and the Trustee pursuant to any requirements of the Code as from time to time in effect.

                                ARTICLE XIV

                 ADDITIONAL REPRESENTATIONS AND WARRANTIES

         SECTION 14.01. Individual Mortgage Loans.

         In addition to the representations, warranties and covenants set forth in Section 2.03, the Master Servicer hereby represents and warrants to, and covenants with, the Depositor and the Trustee for the benefit of the Subsidiary Trust Certificateholders that, as to each Mortgage Loan, as of the Delivery Date or such other date specifically set forth herein:

         (a) The information set forth on the Mortgage Loan Schedule and
Schedule 1 to the Subsidiary Regular Interest Certificate is complete, true and correct as of the Cut-off Date;

         (b) The Master Servicer had good and marketable title to the Mortgage Note and the Mortgage, and the Master Servicer was the sole owner of the Mortgage Loans free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same;

         (c) The Mortgage is a valid, subsisting and enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage, except for (1) liens for real estate taxes and special assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally, or which are specifically referred to in lender's title insurance policy delivered to the originator of the Mortgage Loan and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided to the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property;

         (d) The terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Certificateholders and which has been delivered to the Trustee. The substance of any such alteration or modification has been approved by the primary mortgage guaranty insurer, if any;

         (e) No instrument of release or waiver has been executed in connection with the Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the primary mortgage guaranty insurer, if any, and which has been delivered to the Trustee;

         (f) To the best of the Master Servicer's knowledge, there are no defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing with respect to the Mortgage have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Master Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest;

         (g) To the best of Master Servicer's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property, nor is such a proceeding currently occurring, and such property to the best of the Master Servicer's knowledge, is undamaged by waste, or other casualty, so as to materially, adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

         (h) To the best of Master Servicer's knowledge, there are no mechanics' or similar liens or claims which have been filed for work, labor or material (and, to the best of Master Servicer's knowledge, no rights are outstanding that under law could give rise to such lien) affecting the Mortgaged Property which are, or may be, liens prior or equal to, or coordinate with, the lien of the Mortgage;

         (i) All of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

         (j) The Master Seller has no knowledge of any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can be reasonably expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or materially and adversely affect the value or marketability of the Mortgage Loan;

         (k) To the best of the Master Servicer's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

         (l) To the best of the Master Servicer's knowledge, no person other than the Master Servicer has had any interest in any Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise;

         (m) All payments required to the made up to the Cutoff Date for each Mortgage Loan under the terms of the related Mortgage Note have been made. No payment required under any Mortgage Loan has been delinquent more than 60 days, and no payment required under any Mortgage Loan is delinquent more than 30 days or has been delinquent more than 30 days more than once during the twelve-month period immediately preceding the Cut-off Date;

         (n) The Mortgage File contains each of the documents and instruments specified to be included therein duly executed and in due and proper form, enforceable in accordance with their terms. The Mortgage Loan and the Mortgage are on forms acceptable to FNMA. Each appraisal is on a form acceptable to FNMA or FHLMC with such riders as are acceptable to FNMA and FHLMC, as the case may be;

         (o) The Mortgage Note and the related Mortgage are genuine, and, to the best of Master Servicer's knowledge, each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms. To the best of Master Servicer's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

         (p) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects, and the Master Servicer shall maintain in its possession, available for each Certificateholder's inspection, evidence of compliance in accordance with its generally accepted business practices;

         (q) The proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording the Mortgage Loans were paid;

         (r) Each Mortgage Loan is covered by an ALTA or CLTA mortgage title insurance policy with an adjustable rate mortgage endorsement and an extended coverage endorsement, such endorsements substantially in the form of ALTA Form 6.0 or 6.1 and CLTA Form 100, respectively, or such other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by and the valid and binding obligation of a title insurer acceptable to FNMA or FHLMC and, at the time of issuance thereof, qualified to do business in the jurisdiction where the property subject to the Mortgage is located, insuring the Master Servicer, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Master Servicer is the sole named insured of such mortgage title insurance policy, the assignment to the Subsidiary Trust Certificateholders of such mortgage title insurance policy does not require the consent of or notification to the insurer, such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of Certificateholders upon the consummation of the transactions contemplated by this Agreement. To the best of Master Servicer's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Master Servicer, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

         (s) All improvements on the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Section 3.14. All individual insurance policies (collectively, the "hazard insurance policy") contain a standard mortgagee clause naming the Master Servicer, its successors and assigns, as mortgagee and the Master Servicer has received no notice that any premiums due and payable thereon have not been paid. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

         (t) To the best of Master Servicer's knowledge, there is no material default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Master Servicer has not waived any default, breach, violation or event of acceleration;

         (u) The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and, to the best of the Master Servicer's knowledge, no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

         (v) The Mortgage Loan was originated by the Master Servicer or by a savings and loan association, a savings bank, a commercial bank, similar banking institution or HUD approved mortgagee which is supervised by federal or state authority and subsequently acquired by the Master Servicer from such originator;

         (w) The Mortgage Loans are semi-annual adjustable rate mortgage loans having an original term of not more than ____ years to maturity, with interest payable in arrears on the ____ day of each month. As to each Mortgage Loan, on each applicable Adjustment Date, the Mortgage Rate will be adjusted to equal the sum of the Index plus the applicable Gross Margin subject to the Interest Rate Caps. ____% of the Mortgage Loans contain terms or provisions whereby the Mortgagor is permitted to convert the Mortgage Loan to a fixed-rate mortgage loan at the date ________ years after origination. Each Mortgage Note requires a monthly payment which is sufficient (a) during the period prior to the Initial Adjustment Date, to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Rate, and (b) during the succeeding period following each Adjustment Date, to fully amortize the outstanding principal balance as of the first day of such period over the then remaining term of such Mortgage Note and to pay interest at the related Mortgage Rate. If the Mortgage Rate changes on an Adjustment Date, the then outstanding principal balance will be reamortized over the remaining life of the Mortgage Loan;

         (x) The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

         (y) With respect to _____% of the Mortgage Loans at the time that such Mortgage Loan was originated the Mortgagor represented that the Mortgagor would occupy the related Mortgaged Property as the Mortgagor's primary residence and the Master Servicer has no reason to believe that such representation of the Mortgagor is no longer true;

         (z) The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage;

         (aa) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. The Master Servicer has no knowledge of any homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

         (bb) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified if required under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

         (cc) The Mortgage Loan Files contain an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, approved by the Master Servicer, who has no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. The appraisal is in a form acceptable to FNMA and FHLMC and meets the requirements of FHLBB as they existed at the time of origination;

         (dd) _____% of the Mortgaged Properties are located in [ ], _____% of the Mortgaged Properties are located in [ ], and _____% of the Mortgage Loans are located in [ ]. No more than _____% of such Mortgaged Properties are located in any one five digit zip code area. The Mortgage Loans had remaining terms to stated maturity as of the Cut-off Date of between _____ and _____ months and a weighted average remaining term to stated maturity of _____ months;

         (ee) The Mortgage Rates borne by the Mortgage Loans as of the Cut-off Date ranged from _____% per annum to _____% per annum and the weighted average Mortgage Rate as of the Cut-off Date was _____% per annum;

         (ff) The maximum outstanding principal balance of any Mortgage Loan as of the Cut-off Date was $_____ and the average outstanding principal balance was $_____:

         (gg) As of the Cut-off Date, _____% of the Mortgage Loans were made to refinance the related Mortgaged Properties and _____% of the Mortgage Loans were made to purchase the related Mortgaged Properties. With respect to all Mortgaged Loans, approximately _____% of the Mortgage Loans measured by aggregate unpaid Principal Balances are secured by a detached single family residence; approximately _____% of the Mortgage Loans (similarly measured) are secured by an individual condominium unit approved or eligible for approval by FNMA or FHLMC or an individual unit in a planned unit development and no such residence is a mobile home or a manufactured dwelling:

         (hh) The weighted average number of months (calculated as of the Cut-off Date) until the next Adjustment Date of each Mortgage Loan is _____ months;

         (ii) The Gross Margins on the Mortgage Loans range from _____ to _____ basis points and the weighted average Gross Margin as of the Cut-off Date was _____ basis points;

         (jj) With respect to _____% of the Mortgage Loans, the original Principal Balance was greater than 90% but not greater than 95% of either
(A) the appraised value being, for the purposes hereof, the amount set forth in an appraisal made in connection with the origination of such Mortgage Loan, or (B) in the event of a Mortgage Loan made in connection with the acquisition of the Mortgaged Property by the Mortgagor, the lesser of such appraised value or the purchase price of the Mortgaged Property actually paid by the Mortgagor at the time of the origination of the Mortgage Loan; with respect to _____% of the Mortgage Loans, the original Principal Balance was greater than 80% but not greater than 90% of the amount in (A) or (B) above; with respect to _____% of the Mortgage Loans, the original Principal Balance was greater than 75% but not greater than 80% of the amount in (A) or (B) above; with respect to _____% of the Mortgage Loans, the original Principal Balance was greater than 70% but not greater than 75% of the amount in (A) or (B) above; and with respect to __% of the Mortgage Loans, the original Principal Balance was not greater than 70% of the amount in (A) or (B) above. All Mortgage Loans with a Loan to Value Ratio greater than 80% have Primary Mortgage Insurance;

         (kk) Each Mortgage Loan was underwritten in accordance with the underwriting standards set forth in Exhibit J:

         (ll) There exists no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payment of other charges or payments due the mortgagee have been capitalized under the Mortgage or the related Mortgage Note;

         (mm) No Mortgage Loan was originated as an employer relocation program, a buydown plan or otherwise;

         (nn) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

         (oo) The origination and collection practices used by the Master Servicer with respect to each Mortgage Note and Mortgage have been and will be in all respects legal, proper, prudent and, with respect to collection practices, customary in the mortgage servicing business;

         (pp) No Mortgage Loan is secured by a leasehold estate; and

         (qq) The Master Servicer has no knowledge that with respect to such Mortgaged Property (1) there is or has been any storage, disposal, or discharge of hazardous materials or substances on or affecting the Mortgaged Property, (2) any events have occurred or conditions exist that constitute material violations of the applicable local, state or federal environmental or public health laws, or (3) any environmental or public health litigation or administrative action by any private party or public authority is pending or threatened with respect to the Mortgaged Property.

         It is understood and agreed that the representations and warranties set forth in this Section 14.01 shall survive delivery of the respective Mortgage Files to the Trustee. With respect to the representations and warranties described in this Section which are made to the best of the Master Servicer's knowledge, if it is discovered by either the Depositor, the Master Servicer or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, notwithstanding the Master Servicer's lack of knowledge with respect to the substance of such representation or warranty being inaccurate at the time the representation of warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty. Upon discovery by the Depositor, the Master Servicer or the Trustee (or upon notice thereof from any Certificateholder) of a breach or breaches of any of the representation and warranties set forth in this Section 14.01 that materially and adversely affects the interests of the Subsidiary Trust Certificateholders in the related Mortgage Loan, the party discovering such breach or breaches shall give prompt written notice to the other parties. The Master Servicer shall correct or cure such breach within _____ days from the date the Master Servicer was notified of such breach and, if such breach is not so cured or corrected within such period, either (a) remove such Mortgage Loan from the Subsidiary Trust Fund and substitute in its place a Replacement Mortgage Loan or Loans, which substitution shall be accomplished within the time period specified in Section 11.12, in the manner and subject to the conditions set forth in Section 2.04 or (b) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee. Any such repurchase by the Master Servicer shall be at the Purchase Price and be accomplished in the manner set forth in Section 2.02.

         SECTION 14.02. Subsidiary Regular Interests. The Depositor hereby represents and warrants to, and covenants with, the Trustee for the benefit of the Master Trust Certificateholders that, as to each Subsidiary Regular Interest, as of the Delivery Date or such other date specifically set forth herein:

              (i) that immediately prior to the transfer and assignment of the Subsidiary Regular Interest Certificates to the Trustee herein contemplated, the Depositor had good title to, and was the sole owner and holder of, each Subsidiary Regular Interest Certificate, free and clear of all liens, pledges, charges or security interests of any nature, and there had been no other sale or assignment thereof; the Depositor had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same; and immediately upon such transfer and assignment, the Trustee will have good title thereto and will be the sole legal owner thereof;

              (ii) that as of the date of the transfer of the Subsidiary Regular Interest Certificates to the Trustee there is no valid offset, defense or counterclaim to any Subsidiary Regular Interest Certificate;

              (iii) that each Subsidiary Regular Interest complies in all material respects with applicable state or federal laws, regulations and other requirements pertaining to usury; and

              (iv) that as of date of the initial issuance of the Subsidiary Regular Interests, all taxes and government assessments due and owing in connection with such issuance have been paid.

         It is understood and agreed that the representations and warranties set forth in this Section 14.02 shall survive delivery of the Subsidiary Regular Interest Certificates to the Trustee. Upon discovery by the Depositor, the Master Servicer or the Trustee (or upon notice thereof from any Certificateholders) of a breach or breaches of any of the representations and warranties set forth in this Section 14.02 that materially and adversely affects, in the reasonable judgement of the Trustee, the interests of the Master Trust Certificate holders in the related Subsidiary Regular Interest Certificate, the party discovering such breach or breaches shall give prompt written notice to the other parties.

         SECTION 14.03. Conversion of Mortgage Loans. Upon conversion of any Mortgage Loans to a Converted Mortgage Loan in accordance with its terms, the Master Servicer shall promptly notify the Trustee of such conversion and the Master Servicer shall purchase such Mortgage Loan held for the benefit of the Subsidiary Trust Certificateholders from the Trustee. The Trustee shall enforce the Master Servicer's obligation hereunder to repurchase such Converted Mortgage Loan from the Trustee on behalf of the Certificateholders at the Purchase Price for settlement on the first day of the month following the month in which such Mortgage Loan became a Converted Mortgage Loan. The Purchase Price for the repurchased Converted Mortgage Loan shall be delivered to the Trustee for deposit in the Certificate Account and the Trustee, upon receipt of such deposit, shall release or cause to released to the Master Servicer the related Mortgage File within two Business Days and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Master Servicer any Converted Mortgage Loan released pursuant hereto and the Trustee shall have not further responsibility with regard to such Mortgage File. Any successor Master Servicer under the Agreement, including, without limitation, the Trustee acting in such capacity, shall not be required to purchase any Converted Mortgage Loan. In the event the Master Servicer defaults upon its obligation to repurchase any Converted Mortgage Loan, and such default remains unremedied for a period of five Business Days after written notice of such default shall have been given by the Trustee to the Master Servicer then the Trustee shall use its best efforts to cause such Converted Mortgage Loan to be sold at a price equal to the Purchase Price for settlement on the first day of any month; provided, however, that the determination to sell or not to sell any such Converted Mortgage Loan shall be in the sole discretion of the Trustee. Any such Converted Mortgage Loan which is not repurchased by the Master Servicer and which the Trustee is unable to sell at the Purchase Price shall remain in the Trust.

                                ARTICLE XV

                            OPTIONAL TERMINATION

         SECTION 15.01. Purchase of Mortgage Loans in the Subsidiary Trust Fund. The Mortgage Loans included in the Subsidiary Trust Fund shall be subject to purchase at the option of the Subsidiary Residual Interest Holder or its designee as permitted herein on any Optional Termination Date at the Mortgage Loan Repurchase Price specified herein.

         The Mortgage Loan Repurchase Price for any such Optional Termination of the Subsidiary Trust Fund shall be equal to the greater of:
(a) the aggregate Principal Balance of the Mortgage Loans as of the date of repurchase, together with accrued and unpaid interest thereon at the applicable Mortgage Rate with respect to each Mortgage Loan through the last day of the month of such repurchase or (b) the fair market value thereof as determined by the Master Servicer. The Subsidiary Residual Interest Holder shall give notice to the Master Servicer and the Master Servicer shall give notice to the Rating Agency of the Subsidiary Residual Interest Holder's election to purchase the Mortgage Loans pursuant to this
Section 15.01 and of the Optional Termination Date. The right of the Subsidiary Residual Interest Holder to repurchase the Mortgage Loans is conditioned on the Master Servicer's having previously given notice of termination as required by Section 15.01.

         SECTION 15.02. Purchase of Subsidiary Regular Interest
Certificates in the Master Trust Fund. The Subsidiary Regular Interest Certificates included in the Master Trust Fund shall be subject to purchase at the option of the Class B-2 Certificateholder or its designee as permitted herein on any Optional Termination Date at the Subsidiary Regular Interest Repurchase Price specified herein.

         The Subsidiary Regular Interest Repurchase Price for any Optional Termination of the Master Trust Fund shall be equal to the greater of (a) amounts corresponding to the aggregate Principal Balance of the Subsidiary Regular Interests as of the date of repurchase of the Subsidiary Regular Interests, together with accrued and unpaid interest thereon at the applicable Master Pass-Through Rate through the last day of the month of such repurchase or (b) amounts corresponding to the fair market value there of as determined by the Master Servicer. The Class B-2 Certificateholder shall give notice to the Master Servicer and the Master Servicer shall give notice to the Rating Agency of the Class B-2 Certificateholder's election to purchase the Subsidiary Regular Interest Certificates pursuant to this
Section 15.02 and of the Optional Termination Date. The right of the Class B-2 Certificateholder to repurchase the Subsidiary Regular Interest Certificates is conditioned on the Master Servicer having previously given notice of the termination as required by Section 15.03.

         SECTION 15.03. Procedure Upon Optional Termination.

         (a) In case of any Optional Termination pursuant to Section 15.01 or 15.02, the Master Servicer shall, at least _____ days prior to the date notice is to be mailed to the affected Certificateholders (unless a shorter period shall be satisfactory to the Depositor, the Subsidiary Residual Interest Holder or Class B-2 Certificateholder, as applicable, and the Trustee), notify the Depositor and the Trustee of such Optional Termination Date, and of the applicable repurchase price of the Mortgage Loans or Subsidiary Regular Interest Certificates to be repurchased.

         (b) Any repurchase by the Subsidiary Residual Interest Holder of the Mortgage Loans or by the Class B-2 Certificateholder of the Subsidiary Regular Interest Certificates shall be made on an Optional Termination Date by deposit of the applicable repurchase price into the Certificate Account or Master Distribution Account, as applicable, on or before the Distribution Date on which such repurchase is effected. Upon receipt by the Trustee of an Officers' Certificate of the Master Servicer certifying as to the deposit of such repurchase price into the Certificate Account or Master Distribution Account, the Trustee and each co-trustee and separate trustee, if any, then acting as such under this Agreement, shall, upon request of the Master Servicer and at the expense of the subsidiary Residual Interest Holder or the Class B-2 Certificateholder, respectively, execute and deliver all such instruments of transfer or assignment, in each case without recourse, as shall be reasonably requested by the Subsidiary Residual Interest Holder or the Class B-2 Certificateholder, as applicable, to vest title in the Mortgage Loans or Subsidiary Regular Interest Certificates so purchased and shall transfer or deliver to the Subsidiary Residual Interest Holder or its designee or the Class B-2 Certificateholder or its designee the repurchased Mortgage Loans or Subsidiary Regular Interest Certificates, as applicable. Any distributions on the Mortgage Loans and Subsidiary Regular Interest Certificates received by the Trustee or the Subsidiary Residual Interest Holder subsequent to the Optional Termination Date shall be promptly remitted by it to the Subsidiary Residual Interest Holder and Class B-2 Certificateholder, respectively.

         (c) Notice of any Optional Termination pursuant to the provisions of this Article XV, specifying the Distribution Date upon which the final distribution shall be made, shall be given promptly by the Master Servicer by first class mail to Holders of the affected Certificates mailed no earlier than the __th day and not later than the __th day preceding the Optional Termination Date. Such notice shall specify (A) the Distribution Date upon which final distribution on the affected Certificates will be made upon presentation and surrender of such Certificates at the office or agency therein designated (B) the amount of such final distribution and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, such distribution being made only upon presentation and surrender of such Certificates at the office or agency maintained for such purposes (the address of which shall be set forth in such notice). The Master Servicer shall give such notice to the Certificate Registrar at the time such notice is given to Holders of the affected Certificates.

         SECTION 15.04. Additional Termination Requirements.

         (a) In the event the Subsidiary Residual Interest Holder exercises its purchase option as provided in Section 15.01 or the Class B-2 Certificateholder exercises its purchase option pursuant to Section 15.02, the affected Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of such Trust Fund to comply with the requirements of this Section 15.04 will not (i) result in the imposition of taxes on a "prohibited transaction: of either Trust Fund as described in Section 860F of the Code, or (ii) cause either Trust Fund to fail to qualify as a REMIC at any time that any Class A Certificates are outstanding:

              (i) Within ____ days prior to the final Distribution Date set forth in the notice given by the Master Servicer under Section 15.03, the Class B-2 Certificateholder, with respect to the Master Trust Fund, and/or the Subsidiary Residual Interest Certificateholder, with respect to the Subsidiary Trust Fund, shall adopt a plan of complete liquidation of the applicable Trust Fund;

              (ii) At or after the time of adoption of any such plan of complete liquidation for the Subsidiary Trust Fund and at or prior to the final Distribution Date, the Trustee shall sell all of the assets of the Subsidiary Trust Fund to the Subsidiary Residual Interest Holder for cash; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Trustee shall not sell any of the assets of the Subsidiary Trust Fund prior to the close of that calendar quarter;

              (iii) At or after the time of adoption of any such plan of complete liquidation for the Master Trust Fund and at or prior to the final Distribution Date, the Trustee shall sell all of the assets of the Master Trust Fund to the Class B-2 Certificateholder for cash; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Trustee shall not sell any of the assets of the Master Trust Fund prior to the close of that calendar quarter.

         (b) By its acceptance of the Class B-2 Certificate or Subsidiary Residual Interest Certificate, each holder thereof hereby agrees to adopt such a plan of complete liquidation and to take such other action in connection therewith as may be reasonably required to liquidate and otherwise terminate the applicable Trust Fund.

                                ARTICLE XVI

                           ADDITIONAL PROVISIONS

         SECTION 16.01. Amendment. In addition to the amendments permitted by Section 10.01, this Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 66-2/3% of the Voting Rights of all the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on or with respect to Mortgage Loans are required to be distributed with respect to any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than as set forth in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, or (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby.

         Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and the Rating Agency.

         It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         SECTION 16.02. Recordation of Agreement.

         This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the Certificateholders, but only upon direction by the Certificateholders accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

         SECTION 16.03. Intention of the Parties.

         (a) It is the express intent of the Depositor and the Master Servicer that the conveyance of the Subsidiary Trust Fund by the Depositor to the Trustee for the benefit of the Subsidiary Trust Certificateholders as provided in Sections 2.01 and 11.02 hereof be, and be construed as an absolute sale of the Subsidiary Trust Fund. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Subsidiary Trust Fund by the Depositor to the Trustee for the benefit of the Subsidiary Trust Certificateholders. However, in the event that, notwithstanding the intent of the parties, the Subsidiary Trust Fund is held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Subsidiary Trust Fund, then (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code; (ii) the conveyance provided for in Sections 2.01 and 11.20 hereof shall be deemed to be a grant by the Depositor to the Trustee for the benefit of the Subsidiary Trust Certificateholders of a security interest in all of the Depositor's right, title, and interest, whether now owned or hereafter acquired, in and to:

         I. All accounts, contract rights, instruments, documents, general intangibles, money, deposit accounts, certificates of deposit, chattel paper, and uncertificated securities consisting of, arising from, or relating to any of the property described in (1)-(3) below:

         (1) Mortgage Loans including the Mortgage Notes, related Mortgages and title insurance policies identified on the Mortgage Loan Schedule attached hereto and all distributions with respect thereto payable on and after _________ 1, 200____:

         (2) The Custodial Account, the Certificate Account, the Master Distribution Account, and the Escrow Account, including all income from the investment of funds therein (including any accrued discount realized on liquidation of any investment purchased at a discount); and

         (3) The Purchase Agreement (including any security interest in the assets transferred thereunder) dated as of ________, 200____ among the Depositor and the Master Servicer (the "Purchase Agreement").

         II. All accounts, contract rights, general intangibles, chattel paper, documents, instruments, uncertificated securities, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (I) above (including any accrued discount realized on liquidation of any investment purchased at a discount).

         III. All cash and non-cash proceeds of the collateral described in
              (I) and (II) above.

              (iii) the possession by the Trustee for the benefit of the Subsidiary Trust Certificateholders of Mortgage Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to Sections 9-305, 8-313 or 8-321 of the Uniform Commercial Code, as the case may be; and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the benefit of the Subsidiary Trust Certificateholders for the purpose of perfecting such security interest under applicable law. The Depositor and the Trustee for the benefit of the Subsidiary Trust Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Subsidiary Trust Fund such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

         (b) It is the express intent of the Depositor and the Master Servicer that the conveyance of the Master Trust Fund by the Depositor to the Trustee for the benefit of the Master Trust Certificateholders as provided in Section 11.02 hereof be, and be construed as an absolute sale of the Master Trust Fund. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Master Trust Fund by the Depositor to the Trustee for the benefit of the Master Trust Certificateholders. However, in the event that, notwithstanding the intent of the parties, the Master Trust Fund is held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Master Trust Fund, then (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code; (ii) the conveyance provided for in Section 11.02 hereof shall be deemed to be a grant by the Depositor to the Trustee for the benefit of the Master Trust Certificateholders of a security interest in all of the Depositor's right, title, and interest, whether now owned or hereafter acquired, in and to:

         I. All accounts, contract rights, instruments, documents, general intangibles, money, deposit accounts, certificates of deposit, chattel paper, and uncertificated securities consisting of, arising from, or relating to any of the property described in (1)-(4) below:

         (1) Mortgage Loans including the Mortgage Notes, related Mortgages and title insurance policies identified on the Mortgage Loan Schedule attached hereto and all distributions with respect thereto payable on and after ________ 1, 200_;

         (2) The Custodial Account, the Certificate Account, the Master Distribution Account, and the Escrow Account, including all income from the investment of funds therein (including any accrued discount realized on liquidation of any investment purchased at a discount);

         (3) The Subsidiary Regular Interest Certificates and all distributions with respect thereto; and

         (4) The Purchase Agreement.

         II. All accounts, contract rights, general intangibles, chattel paper, documents, instruments, uncertificated securities, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, or claims against other persons with respect to, all or any part of the collateral described in (I) above (including any accrued discount realized on liquidation of any investment purchased at a discount).

         III. All cash and non-cash proceeds of the collateral described in
              (I) and (II) above.

              (iii) the possession of the Trustee for the benefit of the Master Trust Certificateholders of the Subsidiary Regular Interest Certificates and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to Sections 9-305, 8-313 or 8-321 of the Uniform Commercial Code, as the case may be; and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the benefit of the Master Trust Certificateholders for the purpose of perfecting such security interest under applicable law. The Depositor and the Trustee for the benefit of the Master Trust Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Master Trust Fund such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The security interest described in this subsection (b) shall be subordinate in all respects to the security interest described in subsection (a) above.

         IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                            GS MORTGAGE SECURITIES CORP.,
                                                as Depositor
                                            By:______________________________
                                                Its:_________________________
                                            [NAME OF TRUSTEE]
                                                     as Trustee
                                            By:______________________________
                                                Its:_________________________
                                            [NAME OF MASTER SERVICER]
                                                as Master Servicer
                                            By:______________________________
                                                Its:_________________________

State of ________    )
                     )  ss.:
County of ________   )


         On this ____ day of ________, 200_, before me, a notary public in and for said State, appeared ________________, personally known to me on the basis of satisfactory evidence to be a ________________ of [ ], one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                     __________________________
                                                             Notary Public

[Notarial Seal]

State of ________    )
                     )  ss.:
County of ________   )


         On this ____ day of ________, 200_, before me, a notary public in and for said State, appeared ________________, personally known to me on the basis of satisfactory evidence to be a ________________ of ________________________, one of the _________________ that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                     __________________________
                                                             Notary Public

[Notarial Seal]

State of ________    )
                     )  ss.:
County of ________   )


         On this ____ day of ________, 200_, before me, the undersigned, a Notary Public in and for said State, personally appeared ________________, personally known to me on the basis of satisfactory evidence to be a ________________ of the ________________________, one of the ___________
that executed the within instrument, and also known to me to be the person who executed the within instrument on behalf of such association, and acknowledged to me that such association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                     __________________________
                                                             Notary Public

[Notarial Seal]

                                 EXHIBIT A

                   [Form of Face of Class A Certificate]

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE MONTHLY AS SET FORTH HEREIN; ACCORDINGLY, THE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE SET FORTH ON THIS CERTIFICATE. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF [ ], THE MASTER SERVICER OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES EXCEPT AS SET FORTH HEREIN AND IN THE AGREEMENT. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR PURPOSES OF APPLYING FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS
INSTRUMENT:

      a.  OID..............................................  Undeterminable**
      b.  Issue Date.......................................  ________ __, 200_
      c.  Rate At Which Interest is
                Payable As of the Issue
                Date.......................................  ____%
      d.  Yield to Maturity................................  Undeterminable*
      e.  OID Allocable to Short Period....................  ____%
      f.  Short Period Yield Computation
                        Method.............................  ____

----------

** OID and Yield to Maturity cannot be calculated currently because the Class A Certificates are variable rate debt instruments. A prepaying assumption under Code Section 1272(a)(6)(B)(iii) will be made using a prepaying assumption that is a Standard Prepaying Assumption ("SPA") of 200%, which represents an assumed rate of prepayment each month relative to the then-outstanding principal balance of the pool of mortgage loans. The 200% SPA assumes prepayment rates of 0.4% per annum of the then outstanding principal balance of such mortgage loans in the first month increased by 0.4% per annum each month thereafter until the 30th such month. For the 30th month and for each month thereafter during the lives of the mortgage loans, 200% of SPA assumes a constant prepaying rate of 12% per annum.




                 CONDUIT MORTGAGE PASS-THROUGH CERTIFICATE,
                          SERIES 200_-__, CLASS A
                        ADJUSTABLE PASS-THROUGH RATE

Evidencing an undivided interest in a trust fund whose sole assets consist of Subsidiary Regular Interest Certificates representing beneficial ownership of certain monthly distributions with respect to a Subsidiary Trust Fund consisting of certain adjustable rate first mortgage loans transferred by
                            [                      ]

                                         $________         INITIAL PRINCIPAL
                                                           BALANCE
Certificate No. ___________________      $________         INITIAL CLASS A
                                                           PRINCIPAL BALANCE
                                         CUSIP ________

First Distribution                       Final Scheduled Date:  __________, ____
Distribution Date:

         THIS CERTIFIES THAT ________________ is the registered owner of a beneficial interest in the Master Trust Fund referred to below consisting of the Subsidiary Regular Interest Certificates in the Subsidiary Trust Fund, which consists of certain mortgage loans (the "Mortgage Loans") sold to the Subsidiary Trust Fund by [ ] (the "Depositor"), and certain related property transferred to the Subsidiary Trust Fund by the Depositor. The Trust Funds were created pursuant to the Standard Terms and Provisions of Pooling and Servicing and Reference Agreement, dated as of ________ 1, 200_ (the "Agreement"), among the Depositor, [name of Master Servicer], as master servicer (the "Master Servicer"), and [name of Trustee], as trustee (the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth on the reverse hereof. The aggregate principal balance of the Mortgage Loans included in the Subsidiary Trust Fund as of ________ 1, 200_ (the "Cut-off Date", after application of payments due on or before such date, was $____________. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Reference is hereby made to the further provisions of this Certificate and the Agreement set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as though fully set forth at this place.




         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or by valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed under its corporate seal.

Date:                                       GS MORTGAGE SECURITIES CORP.,
                                              as Depositor

                                            By:  _________________________
                                            Name:
                                            Title:


         [SEAL]

         ATTEST

         ---------------------------
         Name:
         Title:

Certificate of Authentication

This is one of the Class A Certificates referred to in the within-mentioned Agreement.

        [NAME OF TRUSTEE]

_____________________________
         As Trustee

By:      ___________________________
             Authorized Officer

                  [Form of Reverse of Class A Certificate]
                                    [ ]
                 CONDUIT MORTGAGE PASS-THROUGH CERTIFICATE,
                          SERIES 200_-__, CLASS A
                        AJDUSTABLE PASS-THROUGH RATE

         This Certificate is one of a duly authorized issue of certificates
of [     ] designated as its Conduit Mortgage Pass-Through Certificates, Series
200_-__, Adjustable Pass-Through Rate issuable as Class A, Class B-1 or
Class B-2 Certificates (the "Certificates") representing interests in the Master Trust Fund and as Subsidiary Regular Interest Certificates and a Subsidiary Residual Interest Certificate representing interests in the Subsidiary Trust Fund, issued under and subject to the terms, provisions and conditions of the Agreement. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor, the Master Servicer, the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Subsidiary Regular Interests of the Subsidiary Trust Fund, which Trust Fund consists of (i) the Mortgage
Loans and all distributions thereon payable after the Cut-Off Date, net of any amounts payable to the Master Servicer and any Servicer in accordance with the provisions of the Agreement, (ii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of amounts payable to the Master Servicer and any Servicer, as provided in the Agreement, (iii) property acquired by foreclosure, deed in lieu of foreclosure or otherwise with respect to the Mortgage Loans, (iv) the interest of the Subsidiary
Trust Fund in any insurance policies with respect to the Mortgage Loans, and (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property. The Subsidiary Regular Interest Certificates represent the right to receive all principal amounts and interest at the Subsidiary Pass-Through Rate with respect to distributions on the Mortgage Loans held by the Subsidiary Trust Fund.

         The Class A Certificates initially evidence in the aggregate an approximate __% beneficial interest in the Master Trust Fund. The Class B-1 Certificates and the Class B-2 Certificate initially evidence in the aggregate the remaining approximate __% beneficial interest in the Master Trust Fund. The interests of the Class A Certificateholders in the Master Trust Fund will vary as described herein and in the Agreement.

         The Trustee or Paying Agent shall distribute from the Master Distribution Account on the __th day of each month, or, if the Business Day immediately following such __th day (the "Distribution Date"), commencing __________, 200_, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution.

         Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made on the Subsidiary Regular Interests held by the Master Trust Fund and payments made to Master Trust
Certificateholders.

         The rights of the Class B-1 Certificateholders and the Class B-2 Certificateholder to receive distributions in respect of the Class B-1 Certificates and the Class B-2 Certificate, respectively, on any Distribution Date are subordinated to the rights of the Class A Certificateholders to receive distributions in respect of the Class A Certificates to the extent set forth in the Agreement. On each Distribution Date, the Class A Certificateholders will be paid prior to payments to the Class B-1 Certificateholders and the Class B-2 Certificateholder. Class A Certificateholders will receive a disproportionately higher percentage of principal prepayments on the Subsidiary Regular Interest Certificates in the early years of the Master Trust Fund, which will have the effect of reducing the Class A Percentage more quickly than would otherwise occur. If, on any Distribution Date, the Class A Certificateholders are paid less than the amount due to them on such date, the interest of the Class A Certificateholders in the Master Trust Fund will vary so as to preserve the entitlement of the Class A Certificateholders to unpaid amounts from the Subsidiary Trust Fund representing principal of the Mortgage Loans and interest thereon. As of any Distribution Date, the Class A Percentage will be equal to the percentage obtained by dividing the Class A Certificate Principal Balance by the Scheduled Principal Balance, but not more than 100%. "Scheduled Principal Balance" means, generally, as of any Distribution Date, the sum of the Principal Balances of all outstanding Mortgage Loans in the Subsidiary Trust Fund for which no Monthly Advance was required to be made pursuant to the Agreement. Amounts properly distributed to the Class B-1 Certificateholders and the Class B-2 Certificateholders pursuant to the Agreement will be deemed released from the security interest established by the Agreement, and the Class B-1 Certificateholders and the Class B-2 Certificateholder will not in any event be required to refund any such distributed amounts.

         If at any time the Class A Percentage increases to 100%, all future losses or delinquencies on the Mortgage Loans will be borne by the Class A Certificateholders.

         Interest on each Mortgage Loan will be passed through to the Subsidiary Trust Fund at the applicable Subsidiary Pass-Through Rate, which rate for each Subsidiary Regular Interest shall be equal to (i) until the Initial Adjustment Date, the applicable Initial Mortgage Rate specified for such Subsidiary Regular Interest in Schedule 1 to the Subsidiary Regular Interest Certificate, less the Servicing Fee Rate, and (ii) thereafter, an amount determined on each Adjustment Date equal to the lesser of (A) the applicable Index plus the Pass-Through Margin, but not less than the Periodic Mortgage Rate Cap, if the Mortgage Rate declined as of such Adjustment Date, or more than the Periodic Mortgage Rate Cap, if the Mortgage Rate increased as of such Adjustment Date, in each case less the Servicing Fee Rate, or (B) the Maximum Subsidiary Pass-Through Rate. The Index is generally equal to ____________ as made available by ________________ as of the date __ days prior to the Adjustment Date. The Master Pass-Through Rate is the weighted average of the Subsidiary Pass-Through Rates on the Subsidiary Regular Interest Certificates in the Master Trust Fund.

         Distributions on the Certificate will be made by the Trustee or Paying Agent by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if eligible for wire transfer as set forth in Section 11.13 of the Agreement, by wire transfer in immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

         The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Master Servicer, the Depositor and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate, without the consent of the Holder of such Certificate (ii) adversely affect in any material respect the interest of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, or (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Master Servicer, the Depositor and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of the Holders of the Certificates. The voting rights of a Class A Certificate are obtained by dividing the outstanding principal balance of such Certificate by the aggregate principal balances of all of the outstanding Class A and Class B Certificates at that time.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at [address of Trustee], duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same interest in the Master Trust Fund, will be issued to the designated transferee or transferees.

         The Class A Certificates are issuable only in registered form in minimum Initial Principal Balances of $[ ], and integral multiples of $[ ] in excess thereof, provided that one Class A Certificate may be issued in such Initial Principal Balance as may be necessary to represent the remainder of the aggregate Principal Balance of the Mortgage Loans represented by the Class A Certificates on the Cut-off Date. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Class A Principal Balance and a like interest in the Master Trust Fund, as requested by the Holder surrendering the same.

         No service charge will be made for such registrations, transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Master Servicer, the Certificate Registrar, the Trustee and any agent of the Master Servicer, the Certificate Registrar or the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Master Servicer, Certificate Registrar, the Trustee nor any such agent thereof shall be affected by notice to the contrary.

         An election shall be made to treat each of the Master Trust Fund and the Subsidiary Trust Fund as a "real estate mortgage investment conduit" (a "REMIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The Class A and Class B-1 Certificates shall be "regular interests" in the Master Trust Fund and the Class B-2 Certificate shall be the "residual interest" in the Master Trust Fund. The Class B-2 Certificateholder shall be the "tax matters partner" (within the meaning of the Code) with respect to the Master Trust Fund.

         The obligations created by the Agreement and the Master Trust Fund created thereby shall terminate upon the earlier of (a) the repurchase by the Class B-2 Certificateholder of all Subsidiary Regular Interest Certificates remaining in the Master Trust Fund and all property acquired with respect thereto and (b) the later of (i) the final distribution of amounts with respect to the Subsidiary Regular Interest Certificates held in the Master Trust Fund and (ii) the distribution to Master Trust Certificateholders of all amounts required to be distributed to them pursuant to the Agreement. Any such repurchase described in clause (a) above by the Class B-2 Certificateholder will be made at a price equal to the greater of (i) amounts corresponding to the aggregate Principal Balance of the Subsidiary Regular Interest Certificates as of the date of repurchase of the Subsidiary Regular Interest Certificates, together with accrued and unpaid interest thereon at the applicable Master Pass-Through Rate through the last day of the month of such repurchase, and (ii) the fair market value thereof as determined by the Master Servicer. The Agreement permits, but does not require, the Class B-2 Certificateholder to make such purchase on any Distribution Date, subject to the condition that the aggregate Principal Balance of the outstanding Subsidiary Regular Interest Certificates at the time of purchase is less than 10% of the aggregate Principal Balance of the Subsidiary Regular Interest Certificates on the Cut-off Date. The exercise of such right will effect early retirement of the Certificates.

         Early retirement of the Subsidiary Regular Interest Certificates may be effected by a repurchase of the Mortgage Loans and related property in the Subsidiary Trust Fund by the Holder of the Subsidiary Residual Interest Certificate pursuant to a repurchase right similar to that provided to the Class B-2 Certificateholder. The exercise of such right would also effect early retirement of the Certificates.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.




                                 ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto___________________________________________________________
____________________________________________________________________________
____________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Master Trust Fund evidenced by the written Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

         I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like initial certificate principal balance and undivided interest in the Master Trust Fund to the above-named assignee and to deliver such Certificate to the following address ___________________
____________________________________________________________________________

Dated:   ___________

Social Security or other Tax
Identification No. of                              ____________________________
Assignee:                                          Signature by or on behalf of
                                                   assignor (signature must be
                                                   signed as registered)
________________________________                   ____________________________
 Signature Guaranteed

                         DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the Master Servicer:

         Distribution shall be made by check mailed to , or if the _____________
____________________________________________________________________________
____________________________________________________________________________
principal balance of this Certificate is at least $5,000,000 and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to ______________ _________________________________________ the account of
_______________ ________________, account number ____________. This information is provided by the assignee named above, or its agent.

                                 EXHIBIT B

                      [Form of Class B-1 Certificate]

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE MONTHLY AS SET FORTH HEREIN; ACCORDINGLY, THE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE SET FORTH ON THIS CERTIFICATE. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GS MORTGAGE SECURITIES CORP., THE MASTER SERVICER OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES EXCEPT AS SET FORTH HEREIN AND IN THE AGREEMENT. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

THIS CLASS B-1 CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT.

THIS CLASS B-1 CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY ONLY BE MADE IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 11.20 OF THE AGREEMENT.


THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR PURPOSES OF APPLYING FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS
INSTRUMENT:


      a.      OID...........................................  Undeterminable*
      b.      Issue Date....................................  ________ __, 200_
      c.      Rate At Which Interest is
                    Payable As of the Issue
                    Date....................................  ____%
      d.      Yield to Maturity.............................  Undeterminable*
      e.      OID Allocable to Short Period.................  ____%
      f.      Short Period Yield Computation
                    Method..................................  ____

-------------

* OID and Yield to Maturity cannot be calculated currently because the Class A Certificates are variable rate debt instruments. A prepayment assumption under Code Section 1272(a)(6)(B)(iii) will be made using a Standard Prepayment Assumption ("SPA") of 200%, which represents an assumed rate of prepayment each month relative to the then-outstanding principal balance of the pool of mortgage loans. The 200% SPA assumes prepayment rates of 0.4% per annum of the then- outstanding principal balance of such mortgage loans in the first month increased by 0.4% per annum each month thereafter until the 30th such month. For the 30th month and for each month thereafter during the lives of the mortgage loans, 200% of SPA assumes a constant prepayment rate of 12% per annum.

                 CONDUIT MORTGAGE PASS-THROUGH CERTIFICATE,
                         SERIES 200_-__, CLASS B-1
                        ADJUSTABLE PASS-THROUGH RATE

Evidencing an undivided interest in a trust fund whose sole assets consist of Subsidiary Regular Interest Certificates representing beneficial ownership of certain monthly distributions with respect to a Subsidiary Trust Fund consisting of certain adjustable rate first mortgage loans transferred by
                                [                  ]

                                               $________      INITIAL PRINCIPAL
                                                              BALANCE
Certificate No. ______________________         $________      INITIAL CLASS B-1
                                                              PRINCIPAL BALANCE
First Distribution                             Final Scheduled
Date:  ________________________________        Distribution Date:

         THIS CERTIFIES THAT ________________ is the registered owner of a beneficial interest in the Master Trust Fund referred to below consisting of the Subsidiary Regular Interests in the Subsidiary Trust Fund, which consists of certain mortgage loans (the "Mortgage Loans") sold to the Subsidiary Trust Fund by GS Mortgage Securities Corp. (the "Depositor"), and certain related property transferred to the Subsidiary Trust Fund by the Depositor. The Trust Funds were created pursuant to the Standard Terms and Provisions of Pooling and Servicing and Reference Agreement, dated as of ________ 1, 200_ (the "Agreement"), among the Depositor, [name of Master Servicer], as master servicer (the "Master Servicer"), and [name of Trustee], as trustee (the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth herein. The aggregate principal balance of the Mortgage Loans included in the Subsidiary Trust Fund as of ________ 1, 200_ (the "Cut-off Date"), after application of payments due on or before such date, was $________.

         This Certificate is one of a duly authorized issue of the [ ] Conduit Mortgage Pass- Through Certificates, Series 200_-__, Adjustable Pass-Through Rate issuable as Class A, Class B-1 or Class B-2 Certificates (the "Certificates") representing interests in the Master Trust Fund created by the Agreement, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor, the Master Servicer, the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Subsidiary Regular Interests of the Subsidiary Trust Fund, which Trust Fund consists of (i) the Mortgage Loans and all distributions thereon payable after the Cut-off Date, net of any amounts payable to the Master Servicer and any Servicer in accordance with the provisions of the Agreement, (ii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of amounts payable to the Master Servicer and any Servicer, as provided in the Agreement, (iii) property acquired by foreclosure, deed in lieu of foreclosure or otherwise with respect to the Mortgage Loans, (iv) the interest of the Subsidiary Trust Fund in any insurance policies with respect to the Mortgage Loans, and (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property. The Subsidiary Regular Interest Certificates represent the right to receive all principal amounts and interest at the Subsidiary Pass-Through Rate with respect to distributions on the Mortgage Loans held by the Subsidiary Trust Fund.

         The Class A Certificates initially evidence in the aggregate an approximate __% beneficial interest in the Master Trust Fund. The Class B-1 Certificates initially evidence in the aggregate approximate __% beneficial interest in the Master Trust Fund. The Class B-2 Certificate initially evidences the remaining approximate __% beneficial interest in the Master Trust Fund. The interests of the Class B-1 Certificateholders in the Master Trust Fund will vary as described herein and in the Agreement.

         The Trustee or Paying Agent shall distribute from the Master Distribution Account on the __th day of each month, or, if such __th day is not a Business Day, the Business Day immediately following such __th day (the "Distribution Date"), commencing __________, 200_, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), an amount equal to the lesser of the amounts remaining after distribution to the Class A Certificateholders on such Distribution Date and the Class B-1 Distribution Amount.

         Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made on the Subsidiary Regular Interests held by the Master Trust Fund and payments made to Master Trust
Certificateholders.

         The rights of the Class B-2 Certificateholder to receive distributions in respect of the Class B-2 Certificate on any Distribution Date are subordinated to the rights of the Class A Certificateholders and Class B-1 Certificateholders to receive distributions to the extent set forth in the Agreement. On each Distribution Date, the Class A Certificateholders will be paid prior to the Class B-1 Certificateholders. Class A Certificateholders will receive a disproportionately higher percentage of principal prepayments on the Subsidiary Regular Interest Certificates in the early years of the Master Trust Fund, which will have the effect of reducing the Class A Percentage more quickly than would otherwise occur. Amounts properly distributed to the Class B-1 Certificateholders pursuant to the Agreement will be deemed released from the Master Trust Fund, and the Class B-1 Certificateholders will not in any event be required to refund any such distributed amounts.

         Interest on each Mortgage Loan will be passed through to the Subsidiary Trust at the applicable Pass-Through Rate, which rate for each Subsidiary Regular Interest shall be equal to (i) until the Initial Adjustment Date, the applicable Initial Mortgage Rate specified for such Subsidiary Regular Interest in Schedule 1 to the Subsidiary Regular Interest Certificate, less the Servicing Fee Rate, and (ii) thereafter, an amount determined on each Adjustment Date equal to the lesser of (A) the applicable Index plus the Pass-Through Margin, but not less than the Periodic Mortgage Rate Cap, if the Mortgage Rate declined as of such Adjustment Date, or more than the Periodic Mortgage Rate Cap, if the Mortgage Rate increased as of such Adjustment Date, in each case less the Servicing Fee Rate, or (B) the Maximum Subsidiary Pass-Through Rate. The Index is generally equal to the monthly weighted average cost of savings, borrowings and advances of members of the Federal Home Loan Bank of ________ and as made available by such Bank as of the date __ days prior to the Adjustment Date. The Master Pass-Through Rate is the weighted average of the Subsidiary Pass-Through Rates on the Subsidiary Regular Interest Certificates in the Master Trust Fund.

         Distributions on this Certificate will be made by the Trustee or Paying Agent by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if eligible for wire transfer as set forth in Section 11.13 of the Agreement, by wire transfer in immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice of final distribution.

         As provided in the Agreement, deductions and withdrawals from the Certificate Account for the benefit of the Subsidiary Trust Fund may be made by the Master Servicer from time to time for purposes other than distributions to the Certificateholders, such purposes including reimbursement to the Master Servicer of Monthly Advances and of certain expenses incurred by it.

         The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Master Servicer, the Depositor and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interest of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the voting Rights of such Class, or (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Master Servicer, the Depositor and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. The Voting Rights of a Class B-1 Certificate are obtained at any time by dividing the outstanding principal balance of such Certificate by the aggregate principal balances of all the outstanding Class A and Class B Certificates at that time.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at [address of the Trustee], duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Master Trust Fund will be issued to the designated transferee or transferees.

         The Class B-1 Certificates are issuable only in registered form in minimum Initial Principal Balances of $[ ], and integral multiples of $[ ] in excess thereof, provided that one Class B-1 Certificate may be issued in such Initial Class B-1 Principal Balance as may be necessary to represent the remainder of the aggregate Principal Balance of the Mortgage Loans represented by the Class B-1 Certificates on the Cut-off Date. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates of the same Class and of authorized denominations evidencing a like aggregate Class B-1 Principal Balance and a like aggregate Class B-1 Principal Balance and a like interest in the Master Trust Fund, as requested by the Holder surrendering the same.

         No service charge will be made for such registrations, transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Master Servicer, the Certificate Registrar, the Trustee and any agent of the Master Servicer, the Certificate Registrar or the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Master Servicer, the Certificate Registrar, the Trustee nor any such agent thereof shall be affected by notice to the contrary.

         An election shall be made to treat each of the Master Trust Fund and the Subsidiary Trust Fund as a "real estate mortgage investment conduit" (a "REMIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The Class A and Class B-1 Certificates shall be "regular interests" in the Master Trust Fund and the Class B-2 Certificate shall be the "residual interest" in the Master Trust Fund. The Class B-2 Certificateholder shall be the "tax matters partner" (within the meaning of the Code) with respect to the Master Trust Fund.

         The obligations created by the Agreement and the Master Trust Fund created thereby shall terminate upon the earlier of (a) the repurchase by the Class B-2 Certificateholder of all Subsidiary Regular Interest Certificates remaining in the Master Trust Fund and all property acquired with respect thereto and (b) the later of (i) the final distribution of amounts with respect to the Subsidiary Regular Interest Certificates held in the Master Trust Fund and (ii) the distribution to Master Trust Certificateholders of all amounts required to be distributed to them pursuant to the Agreement. Any such repurchase described in clause (a) above by the Class B-2 Certificateholder will be made at a price equal to the greater of (i) amounts corresponding to the aggregate Principal Balance of the Subsidiary Regular Interest Certificates as of the date of repurchase of the Subsidiary Regular Interest Certificates, together with accrued and unpaid interest thereon at the applicable Master Pass-Through Rate through the last day of the month of such repurchase, and (ii) the fair market value thereof as determined by the Master Servicer. The Agreement permits, but does not require, the Class B-2 Certificateholder to make such purchase on any Distribution Date, subject to the condition that the aggregate Principal Balance of the outstanding Subsidiary Regular Interest Certificates at the time of purchase is less than 10% of the aggregate Principal Balance of the Subsidiary Regular Interest Certificates on the Cut-off Date. The exercise of such right will effect early retirement of the Certificates.

         Early retirement of the Subsidiary Regular Interest Certificates may be effected by a repurchase of the Mortgage Loans and related property in the Subsidiary Trust Fund by the Holder of the Subsidiary Residual Interest Certificate pursuant to a repurchase right similar to that provided to the Class B-2 Certificateholder. The exercise of such right would also effect early retirement of the Certificates.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.


         IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed under its corporate seal.

Date:                              GS MORTGAGE SECURITIES CORP.,
                                      as Depositor

                                   By:  ____________________________
                                   Name:
                                   Title:


[SEAL]


ATTEST



_____________________________
Name:
Title:

                       CERTIFICATE OF AUTHENTICATION

This is one of the Class B-1 Certificates referred to in the within-mentioned Agreement

        [NAME OF TRUSTEE]
_________________________________
           As Trustee

By:______________________________
       Authorized Officer




                                 ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto____________________________________________________________
____________________________________________________________________________
____________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Master Trust Fund evidenced by the written Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

         I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like initial certificate principal balance and undivided interest in the Master Trust Fund to the above-named assignee and to deliver such Certificate to the following address
________________________________________
____________________________________________________________________________
____________________________________________________________________________


Dated:   ___________, _____

Social Security or
Other Tax Identification...              ______________________________ No. of
Assignee:                                Signature by or on behalf of
                                         assignor (signature must be
                                         signed as registered)
_________________________________        _____________________________________
                                         Signature Guaranteed


                         DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the Master Servicer:

         Distribution shall be made by check mailed to _______________________
____________________________________________________________________________
____________________________________________________________________________
____________________________________________________________________________,
or if the principal balance of this Certificate is at least $5,000,000 and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to ______________ _________________________________________ the
account of _______________ ________________, account number ____________.
This information is provided by the assignee named above, or its agent.

                                 EXHIBIT C

                      [Form of Class B-2 Certificates]

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE MONTHLY AS SET FORTH HEREIN; ACCORDINGLY, THE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE SET FORTH ON THIS CERTIFICATE. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF [ ], THE MASTER SERVICER OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES EXCEPT AS SET FORTH HEREIN AND IN THE AGREEMENT. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

THIS CLASS B-2 CERTIFICATE IS SUBORDINATE TO THE CLASS A AND CLASS B-1 CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT. THIS CLASS B-2 CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY ONLY BE MADE IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 11.20 OF THE AGREEMENT.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR PURPOSES OF APPLYING FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS
INSTRUMENT:



      a.      OID..........................................  Undeterminable*
      b.      Issue Date...................................  ________ __, 200_
      c.      Rate At Which Interest is
                    Payable As of the Issue
                    Date...................................  ____%
      d.      Yield to Maturity............................  Undeterminable*
      e.      OID Allocable to Short Period................  ____%
      f.      Short Period Yield Computation
                            Method.........................  ____

----------

* OID and Yield to Maturity cannot be calculated currently because the Class B-2 Certificates are variable rate debt instruments. A prepayment assumption under Code Section 1272(s)(6)(B)(iii) will be made using a Standard Prepayment Assumption ("SPA") of 200%, which represents an assumed rate of prepayment each month relative to the then-outstanding principal balance of the pool of mortgage loans. The 200% SPA assumes prepayment rates of 0.4% per annum of the then-outstanding principal balance of such mortgage loans in the first month increased by 0.4% per annum each month thereafter until the 30th such month. For the 30th month and for each month thereafter during the lives of the mortgage loans, 200% of SPA assumes a constant prepayment rate of 12% per annum.




THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, PLEDGED OR OTHERWISE DISPOSED OF UNLESS, PRIOR THERETO, THE PROPOSED TRANSFEREE SHALL HAVE CERTIFIED IN WRITING TO THE TRUSTEE THAT SUCH TRANSFEREE IS NOT AN ENTITY (A "PROHIBITED TRANSFEREE") OF THE TYPE DESCRIBED IN SECTION 11.20 OF THE AGREEMENT. NOTWITHSTANDING THE DELIVERY OF ANY SUCH CERTIFICATION, THE REGISTRATION OF TRANSFER OF THIS CERTIFICATE TO ANY PROHIBITED TRANSFEREE SHALL BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND, PURSUANT TO THE TERMS OF THE AGREEMENT, SUCH PROHIBITED TRANSFEREE SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS HEREON.

                 CONDUIT MORTGAGE PASS-THROUGH CERTIFICATE,
                         SERIES 200_-__, CLASS B-2
                        ADJUSTABLE PASS-THROUGH RATE

Evidencing an undivided interest in a trust fund whose sole assets consist of Subsidiary Regular Interest Certificates representing beneficial ownership of certain monthly distributions with respect to a Subsidiary Trust Fund consisting of certain adjustable rate first mortgage loans transferred by
                                    [                        ]

Certificate No. __________          $_________       INITIAL CLASS B-2
                                                     PRINCIPAL BALANCE
First Distribution                  Final Scheduled
Date:   ___________________         Distribution Date:  ________, ____.

         THIS CERTIFIES THAT ___________________ is the registered owner of a beneficial interest in the Master Trust Fund referred to below consisting of the Subsidiary Regular Interests in the Subsidiary Trust Fund, which consists of certain mortgage loans (the "Mortgage Loans") sold to the Subsidiary Trust Fund by [ ] (the "Depositor"), and certain related property transferred to the Subsidiary Trust Fund by the Depositor. The Trust Funds were created pursuant to the Standard Terms and Provisions of Pooling and Servicing and Reference Agreement, dated as of __________ 1, 200_ (the "Agreement"), among the Depositor, [name of Master Servicer], as master servicer (the "Master Servicer"), and [name of Trustee], as trustee (the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth herein. The aggregate principal balance of the Mortgage Loans included in the Subsidiary Trust Fund as of __________ 1, 200_ (the "Cut-off Date"), after application of payments due on or before such date, was $___________.

         This Certificate is one of a duly authorized issue of the [ ] Conduit Mortgage Pass- Through Certificates, Series 200_-__, Adjustable Pass-Through Rate issuable as Class A, Class B-1 or Class B-2 Certificates (the "Certificates") representing interests in the Master Trust Fund created by the Agreement, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor, the Master Servicer, the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered. This Certificate represents an interest in the Subsidiary Regular Interests of the Subsidiary Trust Fund, which Trust Fund consists of (i) the Mortgage Loans and all distributions thereon payable after the Cut-off Date, net of any amounts payable to the Master Servicer and any Servicer in accordance with the provisions of the Agreement, (ii) the Certificate Account and the Custodial Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of amounts payable to the Master Servicer and any Servicer, as provided in the Agreement, (iii) property acquired for foreclosure, deed in lieu of foreclosure or otherwise with respect to the Mortgage Loans, (iv) the interest of the Subsidiary Trust Fund in any insurance policies with respect to the Mortgage Loans, and (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property. The Subsidiary Regular Interest Certificates represent the right to receive all principal amounts and interest at the Subsidiary Pass-Through Rate with respect to distributions on the Mortgage Loans held by the Subsidiary Trust Fund.

         The Class A Certificates initially evidence in the aggregate an approximate ____% beneficial interest in the Master Trust Fund. The Class B-1 Certificates initially evidence in the aggregate an approximate ____% beneficial interest in the Master Trust Fund. The Class B-2 Certificate initially evidences the remaining approximate ___% beneficial interest in the Master Trust Fund. The interest of the Class B-2 Certificateholder in the Master Trust Fund will vary as described herein and in the Agreement.

         The Trustee or Paying Agent shall distribute from the Master Distribution Account on the __th day of each month, or, if such __th day is not a Business Day, the Business Day immediately following such __th day (the "Distribution Date"), commencing ____________________, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), an amount equal to the balance of the Master Trust Fund Aggregate Distribution after distributions to the Class A Certificateholders and the Class B-1 Certificateholders on such Distribution Date.

         Not later than each Distribution Date, the Trustee will send to each Certificateholder a statement containing information relating to the Mortgage Loans and payments made on the Subsidiary Regular Interests held by the Master Trust Fund and payments made to Master Trust
Certificateholders.

         The rights of the Class B-2 Certificateholder to receive distributions in respect of the Class B-2 Certificate on any Distribution Date are subordinated to the rights of the Class A Certificateholders and the Class B-1 Certificateholders to receive distributions to the extent set forth in the Agreement. Class A Certificateholders will receive a disproportionately higher percentage of principal prepayments on the Subsidiary Regular Interest Certificates in the early years of the Master Trust Fund, which will have the effect of reducing the Class A Percentage more quickly than would otherwise occur. Amounts properly distributed to the Class B-2 Certificateholder pursuant to the Agreement will be deemed released from the Master Trust Fund, and the Class B-2 Certificateholder will not in any event be required to refund any such distributed amounts.

         Interest on each Mortgage Loan will be passed through to the Subsidiary Trust Fund at the applicable Subsidiary Pass- Through Rate, which rate for each Subsidiary Regular Interest shall be equal to (i) until the Initial Adjustment Date, the applicable Initial Mortgage Rate specified for such Subsidiary Regular Interest in Schedule 1 to the Subsidiary Regular Interest Certificate, less the Servicing Fee Rate, and (ii) thereafter, an amount determined on each Adjustment Date equal to the lesser of (A) the applicable Index plus the Pass-Through Margin, but not less than the Periodic Mortgage Rate Cap, if the Mortgage Rate declined as of such Adjustment Date, or more than the Periodic Mortgage Rate Cap, if the Mortgage Rate increased as of such Adjustment Date, in each case less the Servicing Fee Rate or ___________ Maximum Subsidiary Pass-Through Rate. The Index is generally equal to the average monthly weighted cost of savings, borrowings and advances of members of the Federal Home Loan Bank of ________________________ and as made available by such Bank as of the date ______ days prior to the Adjustment Date. The Master Pass-Through Rate is the weighted average of the Subsidiary Pass- Through Rates on the Subsidiary Regular Interest Certificates in the Master Trust Fund.

         Distributions on this Certificate will be made by the Trustee or Paying Agent by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if eligible for wire transfer as set forth in Section 11.13 of the Agreement, by wire transfer in immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such final distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice of final distribution. As provided in the Agreement, deductions and withdrawals from the Certificate Account for the benefit of the Subsidiary Trust Fund may be made by the Master Servicer from time to time for purposes other than distributions to the Certificateholders, such purposes including reimbursement to the Master Servicer of Monthly Advances and of certain expenses incurred by it.

         The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Master Servicer, the Depositor and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the voting Rights of such Class, or (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Master Servicer, the Depositor and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. The Voting Rights of a Class B-2 Certificate are obtained at any time by dividing the outstanding principal balance of such Certificate by the aggregate principal balances of all of the outstanding Class A and Class B Certificates at that time.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at [address of Trustee], duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class and of authorized denominations, and for the same aggregate interest in the Master Trust Fund will be issued to the designated transferee or transferees.

         The Class B-2 Certificate is issuable only in registered form in one Class B-2 Certificate, with the Initial Principal Balance of this Certificate.

         No service charge will be made for such registrations, transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Master Servicer, the Certificate Registrar, the Trustee and any agent of the Master Servicer, the Certificate Registrar or the Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Master Servicer, the Certificate Registrar, the Trustee nor any such agent thereof shall be affected by notice to the contrary.

         An election shall be made to treat each of the Master Trust Fund and the Subsidiary Trust Fund as a "real estate mortgage investment conduit" (a "REMIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The Class A and Class B-1 Certificates shall be "regular interests" in the Master Trust Fund and the Class B-2 Certificate shall be the "residual interest" in the Master Trust Fund. The Class B-2 Certificateholder shall be the "tax matters partner" (within the meaning of the Code) with respect to the Master Trust Fund.

         The obligations created by the Agreement and the Master Trust Fund created thereby shall terminate upon the earlier of (a) the repurchase by the Class B-2 Certificateholder of all Subsidiary Regular Interest Certificates remaining in the Master Trust Fund and all property acquired with respect thereto and (b) the later of (i) the final distribution of amounts with respect to the Subsidiary Regular Interest Certificates held in the Master Trust Fund and (ii) the distribution to Master Trust Certificateholders of all amounts required to be distributed to them pursuant to the Agreement. Any such repurchase described in clause (a) above by the Class B-2 Certificateholder will be made at a price equal to the greater of (i) amounts corresponding to the aggregate Principal Balance of the Subsidiary Regular Interest Certificates as of the date of repurchase of the Subsidiary Regular Interest Certificates, together with accrued and unpaid interest thereon at the applicable Master Pass-Through Rate through the last day of the month of such repurchase, and (ii) the fair market value thereof as determined by the Master Servicer. The Agreement permits, but does not require, the Class B-2 Certificateholder to make such purchase on any Distribution Date, subject to the condition that the aggregate Principal Balance of the outstanding Subsidiary Regular Interest Certificates at the time of purchase is less than 10% of the aggregate Principal Balance of the Subsidiary Regular Interest Certificates on the Cut-off Date. The exercise of such right will effect early retirement of the Certificates.

         Early retirement of the Subsidiary Regular Interest Certificates may be effected by a repurchase of the Mortgage Loans and related property in the Subsidiary Trust Fund by the Holder of the Subsidiary Residual Interest Certificate pursuant to a repurchase right similar to that provided to the Class B-2 Certificateholder. The exercise of such right would also effect early retirement of the Certificates.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.




         IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed under its corporate seal.

Date:                                       GS MORTGAGE SECURITIES CORP.,
                                                as Depositor
                                            By:_______________________________
                                               Name:
                                               Title:


[SEAL]


ATTEST


______________________________
Name:
Title:

                       CERTIFICATE OF AUTHENTICATION

This is one of the Class B-2 Certificates referred to in the within-mentioned Agreement

    [NAME OF TRUSTEE]
___________________________

       As Trustee

By:______________________________
      Authorized Officer




                                 ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________
____________________________________________________________________________
____________________________________________________________________________
____________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee) the undivided interest in the Master Trust Fund evidenced by the Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

         I (we) further direct the Trustee to issue a new Certificate of the same Class and of a like Initial Certificate Principal Balance and undivided interest in the Master Trust Fund to the above-named assignee and to deliver such Certificate to the following address
----------------------------------
=======================================================================

Dated:  ____________, ______

Social Security or                 __________________________________ other
Tax Identification                 Signature by or on behalf of No. of Assignee:
                                   assignor (signature must be
                                   signed as registered)
_______________________________    __________________________________
                                   Signature Guaranteed

                         DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the Master Servicer:

         Distributions shall be made by check mailed to _____________________
_____________________________________________________________________________
_____________________________________________________________________, or
if the principal balance of this Certificate is at least $5,000,000 and the Trustee shall have received appropriate wiring instructions in accordance with the Agreement, by wire transfer in immediately available funds to
_________________
_______________________________________________________________________ the
account of __________________________, account number ____________. This information is provided by the assignee named above, or its agent.

                                 EXHIBIT D

                         [Form of Subsidiary Residual Interest Certificate]
THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SUBSIDIARY REGULAR INTEREST CERTIFICATES AS DESCRIBED IN THE AGREEMENT. THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY ONLY BE MADE IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 11.20 OF THE AGREEMENT.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN [ ], THE MASTER SERVICER OR THE TRUSTEE OR ANY OF THEIR AFFILIATES EXCEPT AS SET FORTH HEREIN AND IN THE AGREEMENT. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, PLEDGED OR OTHERWISE DISPOSED OF UNLESS, PRIOR THERETO, THE PROPOSED TRANSFEREE SHALL HAVE CERTIFIED IN WRITING TO THE TRUSTEE THAT SUCH TRANSFEREE IS NOT AN ENTITY (A "PROHIBITED TRANSFEREE") OF THE TYPE DESCRIBED IN SECTION 11.20 OF THE AGREEMENT. NOTWITHSTANDING THE DELIVERY OF ANY SUCH CERTIFICATION, THE REGISTRATION OF TRANSFER OF THIS CERTIFICATE TO ANY PROHIBITED TRANSFEREE SHALL BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND, PURSUANT TO THE TERMS OF THE AGREEMENT, SUCH PROHIBITED TRANSFEREE SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTION HEREON.

                  SUBSIDIARY RESIDUAL INTEREST CERTIFICATE
Evidencing an undivided interest in a trust fund consisting of certain adjustable rate first mortgage loans transferred by

                             [                   ]

              THIS CERTIFICATE HAS NO STATED PRINCIPAL AMOUNT.
Certificate No. ______

First Distribution Date:                    Final Scheduled _____________, ___
Distribution Date:  _______, ____




         THIS CERTIFIES THAT __________________________ is the registered owner of a beneficial interest in the Subsidiary Trust Fund referred to below consisting of certain mortgage loans (the "Mortgage Loans") sold to the Subsidiary Trust Fund by GS Mortgage Securities Corp. (the "Depositor"), and certain related property transferred to the Subsidiary Trust Fund by the Depositor. The Subsidiary Trust Fund was created pursuant to the Standard Terms and Provisions of Pooling and Servicing and Reference Agreement, dated as of _______________ 1, 200_ (the "Agreement"), among the Depositor, [name of Master Servicer], as master servicer (the "Master Servicer"), and [name of Trustee], as trustee (the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth herein. The aggregate principal balance of the Mortgage Loans included in the Subsidiary Trust Fund as of __________ 1, 200_ (the "Cut-off Date"), after application of payments due on or before such date, was $______________.

         This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Master Servicer, the Depositor and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, or (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Master Servicer, the Depositor and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. This Subsidiary Residual Interest Certificate has no Voting Rights.

         The obligations created by the Agreement and the Subsidiary Trust Fund created thereby shall terminate upon the earlier of (a) the repurchase by the Holder hereof from the Subsidiary Trust Fund of all Mortgage Loans remaining in the Subsidiary Trust Fund and all property acquired with respect thereto and (b) the later of (i) the maturity or other liquidation of the last Mortgage Loan held in the Subsidiary Trust Fund and the disposition of all property acquired upon foreclosure or deed-in-lieu of foreclosure of any Mortgage Loans and (ii) the distribution to Subsidiary Trust Certificateholders of all amounts required to be distributed to them pursuant to the Agreement. Any such repurchase described in clause (a) above by the Holder hereof will be made at a price equal to the higher of
(i) the aggregate Principal Balance of the Mortgage Loans as of the date of repurchase, together with accrued and unpaid interest thereon at the applicable Net Mortgage Rate with respect to each Mortgage Loan through the last day of the month of such repurchase, or (ii) the fair market value thereof as determined by the Master Servicer. The Agreement permits, but does not require, the Holder hereof to make such purchase on any Distribution Date, subject to the condition that the aggregate Principal Balance of the Mortgage Loans at the time of purchase is less than 10% of the aggregate Principal Balance of the Mortgage Loans on the Cut-off Date. The exercise of such right will effect early retirement of the Certificates.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

         The holder of this Certificate shall be entitled to receive only the distributions set forth in the Agreement, which generally provide for a distribution of (i) excess interest, if any, on each Mortgage Loan over the Servicing Fee and amounts distributed on the Subsidiary Regular Interest Certificates; (ii) certain collections of principal on the Mortgage Loans in excess of their aggregate Scheduled Principal Balance as of the Cut-off Date; and (iii) upon termination of the obligations created by the Agreement and the Subsidiary Trust Fund created thereby, the amounts which remain on deposit in the Certificate Account, after payment to the holders of the Subsidiary Regular Interest Certificates of the amounts set forth in
Section 13.02 of the Agreement.

         The holder of this Subsidiary Residual Interest Certificate is not required to refund any amounts which have previously been properly distributed to it.

         Distributions on this Certificate will be made by the Trustee by wire transfer in immediately available funds to the account specified in writing by the Certificateholder to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

         As provided in the Agreement, deductions and withdrawals from the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Master Servicer of Monthly Advances and of certain expenses incurred by it.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at [address of Trustee].

         This Subsidiary Residual Interest Certificate is issuable only as a registered Certificate without coupons or any Denomination. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Subsidiary Residual Interest Certificate evidencing the same rights and obligations, as requested by the holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor nor the Trustee nor any such agent shall be affected by notice to the contrary.

         An election shall be made to treat the Subsidiary Trust Fund as a "real estate mortgage investment conduit" (a "REMIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The Subsidiary Regular Interest Certificates shall be "regular interests" in the Subsidiary Trust Fund and this Subsidiary Residual Interest Certificate shall be the "residual interest" in the Subsidiary Trust Fund. The Subsidiary Residual Interest Certificateholder shall be the "tax matters partner" (within the meaning of the Code) with respect to the Subsidiary Trust Fund. By its acceptance of this Subsidiary Residual Interest Certificate, the Holder of this Certificate shall be deemed to have agreed to such appointment and shall be deemed to have consented to the appointment of the Master Servicer as agent to act on behalf of the Subsidiary Trust Fund.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.




         IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed under its corporate seal.


Date:                              GS MORTGAGE SECURITIES CORP.,
                                      as Depositor
                                   By:_______________________________
                                   Name:
                                   Title:


[SEAL]


ATTEST

_______________________________
Name:
Title:

                       CERTIFICATE OF AUTHENTICATION

This is the Subsidiary Residual Interest Certificate referred to in the within-mentioned Agreement

         [NAME OF TRUSTEE]
_______________________________
As Trustee

By:____________________________
Authorized Officer

                                 EXHIBIT E

             [Form of Subsidiary Regular Interest Certificate]

THIS SUBSIDIARY REGULAR INTEREST CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY ONLY BE MADE IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 11.20 OF THE AGREEMENT.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE MONTHLY AS SET FORTH HEREIN; ACCORDINGLY, THE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE SET FORTH ON THIS CERTIFICATE. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF [ ], THE MASTER SERVICER OR THE TRUSTEE REFERRED TO BELOW, OR OF ANY OF THEIR AFFILIATES EXCEPT AS SET FORTH HEREIN AND IN THE AGREEMENT. THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENT AGENCY OR INSTRUMENTALITY.

                  SUBSIDIARY REGULAR INTEREST CERTIFICATE

evidencing an undivided interest in a trust fund consisting of certain adjustable rate mortgage loans transferred by

                                        [            ]

                                               APPROXIMATE AGGREGATE ORIGINAL
                                               PRINCIPAL BALANCE OF ALL
                                               SUBSIDIARY REGULAR INTEREST
                                               CERTIFICATES:   $_______________

Certificate No. _____________

First Distribution Date:                    Final Scheduled Distribution
___________, _____                          Date: ______________________
THIS CERTIFIES THAT_____________________ is the registered owner of a beneficial interest in the Subsidiary Trust Fund referred to below consisting of certain mortgage loans (the "Mortgage Loans") sold to the Subsidiary Trust Fund by [ ] (the "Depositor"), and certain related property transferred to the Subsidiary Trust Fund by the Depositor. The Subsidiary Trust Fund was created pursuant to the Standard Terms and Provisions of Pooling and Servicing and Reference Agreement, dated as of ______________ 1, 200_ (the "Agreement"), among the Depositor, [name of Master Servicer], as master servicer (the "Master Servicer"), and [name of Trustee], as trustee (the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth herein. The aggregate principal balance of the Mortgage Loans included in the Subsidiary Trust Fund as of ____________ 1, 200_ (the "Cut-off Date"), after application of payments due on or before such date, was $________________. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Master Servicer, the Depositor and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than 66-2/3% of the Voting Rights of all the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Mortgage Loans are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, or (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment, without the consent of 100% of the Holders of Certificates of the Class affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Master Servicer, the Depositor and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates. This Certificate has no independent Voting Rights so long as the Master Trust Fund is the holder of all Subsidiary Regular Interest Certificates.

         The obligations created by the Agreement and the Subsidiary Trust Fund created thereby shall terminate upon the earlier of (a) the repurchase by the Subsidiary Residual Interest Certificateholder from the Subsidiary Trust Fund of all Mortgage Loans remaining in the Subsidiary Trust Fund and all property acquired with respect thereto and (b) the later of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto and the disposition of all property acquired upon foreclosure or deed-in-lieu of foreclosure of any Mortgage Loans and (ii) the distribution to Subsidiary Trust Certificateholders of all amounts required to be distributed to them pursuant to the Agreement. Any such repurchase described in clause (a) above by the Subsidiary Residual Interest Certificateholder will be made at a price equal to the higher of (i) the aggregate Principal Balance of the Mortgage Loans as of the date of repurchase, together with accrued and unpaid interest thereon at the applicable Net Mortgage Rate with respect to each Mortgage Loan through the last day of the month of such repurchase, and (ii) the fair market value thereof as determined by the Master Servicer. The Agreement permits, but does not require, the Subsidiary Residual Interest Certificateholder to make such purchase on any Distribution Date, subject to the condition that the aggregate Principal Balance of the Mortgage Loans at the time of purchase is less than 10% of the aggregate Principal Balance of the Mortgage Loans on the Cut-off Date. The exercise of such right will effect early retirement of this Certificate.

         Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

         Distributions on this Certificate will be made by wire transfer in immediately available funds to the account specified in writing by the Certificateholder to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

         As provided in the Agreement, deductions and withdrawals from the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Master Servicer of Monthly Advances and of certain expenses incurred by it.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register upon surrender of this Certificate for registration of transfer at [address of Trustee].

         The Subsidiary Regular Interest Certificates are issuable only as registered Certificates without coupons and with no minimum Denomination. Each Subsidiary Regular Interest Certificate must evidence ownership of at least one Subsidiary Regular Interest, and ownership of a Subsidiary Regular Interest must be evidenced by only one Subsidiary Regular Interest Certificate. The Denomination of a Subsidiary Regular Interest Certificate shall equal the sum of the outstanding Principal Balances of the Mortgage Loans relating to the Subsidiary Regular Interests of which such Subsidiary Regular Interest Certificate evidences ownership.

         No service charge will be made to the Certificateholders for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor nor the Trustee nor any such agent shall be affected by notice to the contrary.

         An election shall be made to treat the Subsidiary Trust Fund as a "real estate mortgage investment conduit" (a "REMIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The Subsidiary Regular Interest Certificates shall be "regular interests" in the Subsidiary Trust Fund and the Subsidiary Residual Interest Certificate shall be the "residual interest" in the Subsidiary Trust Fund. The Subsidiary Residual Interest Certificateholder shall be the "tax matters partner" (within the meaning of the Code) with respect to the Subsidiary Trust Fund.

         IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed under its corporate seal.

Date:

                                            GS MORTGAGE SECURITIES CORP.,
                                                as Depositor


                                             By_________________________________
                                                 Name:
                                                 Title:


[SEAL]


ATTEST:

_______________________________
Name:
Title:



                       CERTIFICATE OF AUTHENTICATION

This is one of the Subsidiary Regular Interest Certificates referred to in the within-mentioned Agreement.

[NAME OF TRUSTEE]
As Trustee

By:______________________________
    Authorized Officer





                         SUBSIDIARY REGULAR INTEREST CERTIFICATE SCHEDULE 1

                                                                                                          Maximum
     Regular           Initial          Initial                          Initial          Maximum        Subsidiary
    Interest          Principal        Mortgage          Gross         Adjustment        Mortgage       Pass-Through
     Number            Balance           Rate            Margin           Date             Rate             Rate
   ---------         ----------       ----------       ---------      -----------       ----------      ------------




                                 EXHIBIT F

                           MORTGAGE LOAN SCHEDULE

                                 EXHIBIT G


                  FORM OF INITIAL CERTIFICATION OF TRUSTEE
                                   [date]

[To be addressed to the
 Depositor and the Trustee
 for the benefit of the
 Subsidiary Trust Certificateholders]

         Re:   Standard Terms and Provisions of Pooling and
               Servicing and Reference Agreement (together,
               the "Pooling and Servicing Agreement")
               relating to GS Mortgage Securities Corp., as
               Depositor Conduit Mortgage Pass-Through Certificates, Series 200_-__, Adjustable Pass-Through Rate
               Class A and Class B
               ---------------------------------------------------

Ladies and Gentlemen:

         In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement the undersigned, as Trustee, hereby certifies that, with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, that subject to the exceptions noted hereto it has (a) received the original Mortgage Note, endorsed as provided in
Section 2.01(i) of the Pooling and Servicing Agreement, and the original mortgage (or a certified copy of such Mortgage, as provided in Section 2.01(ii)), and (b) received but has not reviewed (except as set forth in
(a) above) a Mortgage File. Attached hereto is the Loan Exception Report, which indicates the document exceptions. The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

         The Trustee acknowledges receipt of notice in its capacity as Trustee for the benefit of the Subsidiary Trust Certificateholders that (i) the Depositor has granted a security interest to the Trustee for the benefit of the Master Trust Certificateholders in all of the Depositors' right, title and interest in and to the Subsidiary Regular Interest Certificates, and (ii) the Master Servicer has granted a security interest to the Trustee for the benefit of the Master Trust Certificateholders of the Master Servicer's right, title and interest in and to the Subsidiary Regular Interest Certificates.

                                               [NAME OF TRUSTEE],
                                                 as Trustee


                                               By:____________________________
                                                    Authorized Representative

                                 EXHIBIT H

                   FORM OF FINAL CERTIFICATION OF TRUSTEE

                                   [date]

[To be addressed to the
 Subsidiary Trust Certificateholders of record]

         Re: Standard Terms and Provisions of Pooling and Servicing and Reference Agreement (together, the "Pooling and Servicing Agreement") relating to GS Mortgage Securities Corp. Conduit Mortgage Pass-Through Certificates, Series 200_-__ , Adjustable Pass-Through Rate
                  ----------------------------------------------

Ladies and Gentlemen:

         In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule it has reviewed the Mortgage File and has determined that (i) all documents required to be delivered to it pursuant to the Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered and such documents relate to such Mortgage Loan, (iii) based on an examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule respecting such Mortgage Loans accurately reflects the information contained in the documents in the Mortgage File, and (iv) each Mortgage Note has been endorsed and each Assignment of Mortgage has been prepared as provided in Section 2.01 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

                                   [NAME OF TRUSTEE],
                                     as Trustee



                                   By:___________________________________
                                            Authorized Representative

                                 EXHIBIT I

                    Forms of Endorsement and Assignments

1. Endorsement on Mortgage Notes from Master Servicer to Trustee at the direction of the Depositor:

                  "Pay to the order of [Name of Trustee] as Trustee for the benefit of the Subsidiary Trust Certificateholders of GS Mortgage Securities Corp. Conduit Mortgage Pass-Through Certificates, Series 200_-__, without recourse".

2. Endorsement on Subsidiary Regular Interest Certificates from Depositor to Trustee:

                  "Pay to the order of [Name of Trustee] as Trustee for the benefit of the Master Trust Certificateholders of GS Mortgage Securities Corp. Conduit Mortgage
                  Pass-Through Certificates, Series 200_-__, without recourse".

3. Assignment of Mortgages from the Master Servicer to the Depositor directed as follows:

                  Assignor:  [Name of Master Servicer]

                  Assignee:  [  ]

4. Assignment of Mortgages from Depositor to Trustee directed as follows:

                  Assignor:  [  ]

                  Assignee: [Name of Trustee] as Trustee for the benefit of the Subsidiary Trust Certificateholders of [ ] Conduit Mortgage Pass-Through Certificates, Series 200_-__.

                                 EXHIBIT J

                           Underwriting Standards

                                 [EXHIBIT K

                     WARRANTY AND SERVICING AGREEMENTS]